United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21757

American Independence Funds Trust
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, 2nd Floor, New York, NY  10105
 (Address of principal executive offices)           (Zip code)

John J. Pileggi, President, 1345 Avenue of the Americas, 2nd Floor, New York, NY  10105

(Name and address of agent for service)
with a copy to:
Jon Rand, Esq.
Dechert LLP
1095 Avenue of the Americas
New York, NY 10036-6797

Registrant's telephone number, including area code: (212) 488-1331

Date of fiscal year end: 10/31/2015

Date of reporting period: 10/31/2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

The American Independence Funds

Annual Report – October 31, 2015

President’s Letter to Shareholders	1
Management Fund Commentaries and Fund Performance	3

Large Cap Growth Fund
Schedule of Portfolio Investments	23
Rx Dynamic Stock Fund
Schedule of Portfolio Investments	25
JAForlines Risk-Managed Allocation Fund
Schedule of Portfolio Investments	28
International Alpha Strategies Fund
Schedule of Portfolio Investments	29
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments	33
Boyd Watterson Core Plus Fund
Schedule of Portfolio Investments	40
U.S. Inflation-Indexed Fund
Schedule of Portfolio Investments	45

Statements of Assets and Liabilities	47
Statements of Operations	49
Statements of Changes in Net Assets	51
Financial Highlights	56
Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	78

Additional Fund Information
Portfolio Summaries	79
Table of Shareholder Expenses	81
Other Tax Information	83
Approval of Advisory and Sub-Advisory Agreements	84
Trustees and Officers	89

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-866-410-2006 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-866-410-2006 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Schedules of Portfolio Investments as of January 31 and July 31 are available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

American Independence Funds

President’s Letter to Shareholders

Dear Fellow Shareholder:

I am pleased to present you with the Annual Report for the American Independence Funds (the “Funds” or for each fund separately, a “Fund”) for the year ended October 31, 2015.

The fiscal year ended October 31, 2015 was a very important year for the Adviser of the Funds. On July 31st, American Independence Financial Services, LLC (“American Independence”), the adviser to your Funds, merged with FolioMetrix LLC, a registered investment adviser headquartered in Omaha, NE. American Independence was renamed RiskX Investments, LLC (“RiskX Investments”). Shareholders of the Funds received a proxy which enabled each of you to vote on new advisory and sub-advisory agreements for each Fund in the American Independence Funds Trust (the “Trust”). We are delighted to inform you that shareholders of the Trust have approved new advisory and sub-advisory agreements with RiskX Investments.

So what does this mean to your mutual fund? Simply, but very importantly, your Fund will continue to receive the identical service, with no current change in either advisory or sub-advisory fees. RiskX Investments will offer access to a wide array of boutique asset managers and tactical strategists within a series of sub-advised mutual funds. Jerry Murphey has joined RiskX Investments as President, and Steven Wruble has been appointed Chief Investment Officer. Jerry and Steve bring with them a distinguished Investment Management & Research team that will oversee the selection and performance of sub-advisors for each American Independence Fund.

In addition to the Funds in this Trust, RiskX Investments also serves as the adviser to the Rx Funds Trust. The former FolioMetrix team pioneered the Rx Family of Funds, and the combined firm will also offer an array of tactical and risk managed funds, which will be called the Rx Series. RiskX Investments’ proprietary research platform covers the full spectrum of active investing from traditional single manager risk-adjusted strategies to multi-strategy tactical risk managed solutions.

RiskX Investments continues to enjoy a proud tradition of active management from industry leaders, and we are grateful for the confidence demonstrated by our shareholders in approving the continued stewardship of the American Independence Funds Trust. The “RiskX” brand reflects our focus on identifying risks, whether the risk of loss, of not achieving an expected outcome, or of meeting a real-life need, and crafting product solutions that seek to address these risks.

The following pages offer insight into each Fund’s performance, with the Portfolio Managers commenting on the specific factors that impacted their respective Fund during the reporting period and an outlook for next year.

We thank you for your continued support, and RiskX Investments will continue to seek to provide additional services, improve existing ones, and build upon the existing strong foundation. As discussed, the merger between American Independence and FolioMetrix has made the Adviser a stronger firm with additional investment professionals and a stronger communications group so we can better communicate with you throughout the year. Please do not hesitate to contact us with any questions at 866-410-2006. Everyone at RiskX Investments wants to take this opportunity to wish you a happy holiday season as well as a healthy and prosperous New Year.

Sincerely,

Eric M. Rubin

The views and opinions in this report were current at the time it was written and reflect those of the President. The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice.

American Independence Funds

Important Disclosures

Investing in the Funds involves risk. Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions.

For a complete list of fund risks, please see the prospectuses.

For more complete information on the American Independence Funds, you can obtain a prospectus containing complete information for the funds by calling 866-410-2006, or by visiting www.aifunds.com. Please read the prospectus carefully before investing. You should consider the fund’s investment objectives, risks, charges, and expenses carefully before you invest or send money. Information about these and other important subjects is in the Funds’ prospectus or summary prospectus.

Shares of the American Independence Funds are distributed by Matrix Capital Group, Inc., which is not affiliated with RiskX Investments, LLC.

Not FDIC Insured - May Lose Value - No Bank Guarantee

American Independence Funds

Large Cap Growth Fund Commentary

Shawn Price – Portfolio Manager
Louis Navellier – Portfolio Manager

The American Independence Large Cap Growth Fund (Institutional share class, the “Fund”) commenced operations on July 13, 2015, and returned -10.70% for the fiscal period ended October 31, 2015. Over the same period, the Fund’s benchmark, the Russell 1000 Growth Index, returned 0.49%.

Since the inception of the Fund, the stock market has been in a volatile “washing machine” market environment characterized by: (1) aggressive profit-taking, (2) a serious high volume sell-off/flash crash on August 24, 2015, (3) multiple retests of the August 24th lows, and (4) a series of short selling-covering rallies. The stocks, in our view, that are fundamentally superior in the Fund have not been immune to the recent volatility and have been hit with profit-taking in the biotechnology, consumer durables, consumer services, healthcare, specialty pharmaceutical, and technology sectors.

Ironically, the Fund continues to be characterized by what we consider superior fundamentals (e.g., sales, earnings, return on equity, cash flow, etc.) relative to the Russell 1000 Growth Index. Furthermore, many of the stocks in the Fund continue to aggressively buy-back their outstanding stock, which in turn, further helps to bolster the underlying earnings-per-share for many companies.

The other interesting characteristic of the Fund is that there are many more domestically-oriented stocks, due to the fact that a strong U.S. dollar continues to suppress both the sales and earnings of the multinational and commodity-related stocks. Due to the heavy domestic bias in the Fund, there are a disproportionate number of consumer related companies that are dependent on continued strong consumer spending. Fortunately, consumer spending grew at a 3.2% annual pace in the third quarter, which is even stronger than its annual pace in the second quarter, despite that annual GDP growth decelerated from a 3.9% annual pace in the second quarter to an estimated 1.5% annual pace in the third quarter.

Securities that contributed to the Fund’s performance during the period were NIKE, Inc. Class B, Dr Pepper Snapple Group, Inc., Facebook, Inc. Class A, O’Reilly Automotive, Inc. and Lockheed Martin Corporation. Those securities that detracted from the Fund’s performance during the period were Valeant Pharmaceuticals International, Inc., Ambarella, Inc., Skyworks Solutions, Inc., Skechers USA, Inc. Class A and Hanesbrands Inc.

Looking forward, we remain confident that our big bet in predominately domestic, consumer-related stocks will help the performance of the Fund relative to the Russell 1000 Growth Index (the “Index”). The forecasted sales and earnings for the average stock in the Fund remains substantially stronger than the average stock in the Index. Furthermore, our average forecasted price-to-earnings ratio remains quite low relative to the Index. One of the portfolio managers, Louie Navellier (and his family), is the Fund’s largest shareholder and continues to have strong convictions in his methodology.

Thank you for your continued investment in the American Independence Large Cap Growth Fund.

Definitions:

Price to Earnings Ratio is a ratio of a company’s share price to its earnings per share.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Large Cap Growth Fund - Performance

Total Returns as of October 31, 2015
Since Inception(3)
Large Cap Growth Fund
Institutional Class Shares	(10.70%)
Class A Shares (1)	(15.83%)
Class C Shares (2)	(11.79%)
Russell 1000 Growth Index	0.49%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period July 13, 2015 (commencement of operations) through October 31, 2015.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Rx Dynamic Stock Fund Commentary
(formerly, the American Independence Stock Fund)

Rick Baird – Co-Portfolio Manager
Steven Wruble – Co-Portfolio Manager

Performance

The Rx Dynamic Stock Fund (Institutional share class, the “Fund”) returned -3.47% for the fiscal year ended October 31, 2015. Over the same period the Fund’s benchmark, the Russell 1000 Value Index, returned 0.53%.

Performance of the Fund lagged the median value manager in the first quarter of the fiscal year, then the Fund experienced strong outperformance for the second and third quarters due to strong performance in the financial, consumer discretionary, and health care sectors. Disappointing fourth quarter performance numbers lagged the benchmark as the strategy transitioned to a dynamic approach to stock selection. This idiosyncratic risk regarding the timing of the shift in strategy is to blame for the majority of the lagging performance. However, the Fund did add over 5.0% of positive performance for the month of October; just not enough to match the benchmark.

We experienced favorable performance in the following stocks: Aetna, AbbVie, American International Group, Citigroup, HCA Holdings, Kimberly-Clark, MasterCard, Microsoft, Philips 66, Prudential, and Walgreens Boots Alliance. Disappointments included Chevron, Micron Technology, NCR Corp, Norfolk Southern, Union Pacific, Trinity Industries, Twenty-First Century Fox, and United Rentals. For the trailing year, Aetna Inc. was the largest positive contributor to the Fund while Micron Technology was the largest detractor. Many semiconductor stocks were hit hard due to global demand concerns, particularly in relation to China.

Focusing on the underperformance for the last quarter, in addition to incorporating new allocations, several earnings-oriented factors caused several stocks to be adversely affected. In fact, the six lowest performing holdings accounted for the differential in performance versus the benchmark. HCA Holdings and Twenty-First Century Fox both had double digit negative returns and MetLife Inc. had a return of near -10% for the quarter. On the positive side, the top ten contributors to the Fund had returns ranging from +10.12% (Gilead) to +17.58% (Naspers Ltd). For the quarter, we saw two different tales of volatility: pretty drastic upside price swings were sparked in part by earnings, but also a technical rebound from the September selloff. The downside volatility realized by a handful of names was also a somewhat overblown reaction to earnings announcements. Many of the names hit hardest, also had quite good trailing periods from a price perspective which also contributed to selling pressure.

Outlook

In September, we introduced another dynamic to the Fund with the addition of a second Portfolio Manager, Steven Wruble, CFA, who brings a complimentary perspective to the operation of the Fund. The most pronounced change is that the Fund has implemented a tactical cash overlay that helps provide a way to temporarily move out of the market in favor of cash. The timing of this change was coincidentally aligned with the September volatility and the tactical overlay actually suggested a short-lived move to cash. While this cash move was only for a handful of days, the net result was mostly negligible. Another significant change is that additional equity research sources are being utilized in the selection of stock positions. This supplemental research is based on the premise that fundamental trends can be identified on a company-by-company basis and additionally adds a slightly different style of management to the Fund.

Although we leverage a great deal of technology and innovation, there is no great way to completely avoid some downside in the normal course of a business cycle. From a geopolitical perspective, the ongoing situation in the Middle East and the continued circus of political campaigning will create headlines that influence performance on a daily basis. Furthermore, the message is clear that interest rates will be rising at some point, but there is an ongoing saga regarding the timing of a move by the Fed. Being able to adapt to a changing market will be important going forward and we believe that we have positioned the Fund, with a market-based tactical risk overlay, to be more adaptive to fast-changing markets. Our stance is that we are entering an era where active management, and in particular, the effective use of tactical risk management, may help shareholders realize improved performance against the benchmark.

American Independence Funds

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Rx Dynamic Stock Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2005. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2015	Annualized
	1 Year	5 Year	10 Year
Rx Dynamic Stock Fund
Institutional Class Shares	(3.47%)	8.97%	7.77%
Class A Shares (1)	(9.27%)	7.36%	6.72%
Class C Shares (2)	(4.76%)	7.91%	7.04%
Russell 1000 Value Index	0.53%	13.26%	6.75%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares, shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the fund, prior to commencement of operations on September 24, 2007, includes the performance of the Fund’s Class A shares from March 20, 2006 through September 23, 2007 and the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Russell 1000 Value Index is an unmanaged index of common stocks for companies that make-up the Russell 1000 Index and have been identified by the Russell Investment Group as offering lower price-to-book ratios and lower forecasted growth values.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

JAForlines Risk-Managed Allocation Fund Commentary
(formerly, Risk-Managed Allocation Fund)

John A. Forlines III – Portfolio Manager

The American Independence JAForlines Risk-Managed Allocation Fund (Institutional shares class, the “Fund”) returned 2.10% for the fiscal year ended October 31, 2015. Over the same period the Fund’s benchmark, the MSCI All Country World Index (“MSCI ACWI”), returned -0.03% and the Blended Benchmark (a monthly rebalanced mix comprised of 50% of the MSCI ACWI, 40% of the Citi World Government Bond Index, and 10% of the S&P GSCI) returned -5.53%.

The Fund invests across three asset classes: equities, fixed income, and alternatives (commodities, real estate, and hard assets). It uses a top-down macro approach to target long-term global macro-economic trends while analyzing shorter-term economic variables in assessing potential price movements in the three main asset classes. All non-cash positions are exchange traded products, which gives the Fund significant flexibility in terms of low cost asset allocation. The Fund holds fixed income investments in almost all market conditions, but there is wide discretion in allocations to equities and alternatives.

Market Overview

Many of the trends which began in the second half of 2014 have carried into 2015. US economic growth has remained relatively robust, which has allowed the Federal Reserve to tighten monetary policy by completing its “taper” of asset purchases and preparing to increase interest rates. This withdrawal of accommodation has led the rally in US equities to stall in 2015, but continued positive domestic economic growth has prevented a significant rout in equities.

European economic growth has recovered from its 2012 recession on the back of highly accommodative monetary policy and an improvement in government fiscal policy. However, the continent has struggled under heavy debt loads, weak labor force growth, and persistently low inflation, thus economic growth there has continued to lag the US. Likewise, Japanese GDP growth has not responded to aggressive policy measures for similar reasons and has struggled to remain in positive territory.

The most important development in the global economy this year has been the continued deceleration of Chinese growth as policymakers there steer the economy away from infrastructure investment and towards domestic consumption. As a result, Chinese demand for raw materials has slowed markedly, which has impacted commodity producers around the globe negatively.

These factors have combined to cause major price movements in some assets. The most important of these price movements are those in currency markets. Robust US economic growth alongside disappointing growth in much of the rest of the world has allowed the US dollar to rally against all major currencies. A strong dollar has put additional pressure on commodity markets, already struggling in the face of declining Chinese demand. This has put downward pressure on inflation expectations in the US, which has helped prevent long-term interest rates from rising, despite the Fed’s “taper” of asset purchases and the emergence of many foreign central banks as sellers of US treasuries as they defend their economies and currencies against capital outflows.

Winners and Losers

The Fund navigated these markets well, outperforming its benchmarks and most of its peers for the year ended October 31, 2015. The Fund does not short sell or use inverse ETFs, but has been able to capitalize on declines in foreign currencies through ETFs that hedge currency exposure to international equity markets. In particular, hedged-currency exposure to Japan and the Eurozone has positively affected performance.

In addition, the Fund has avoided the major declines in commodities markets. During the year ended October 31, 2015, the Fund had no direct exposure to commodities. Additionally, during this period the Fund’s US equity exposure was limited to Technology, Healthcare, Consumer Discretionary, and Consumer Staples sectors, which have not been heavily impacted by falling commodity prices. Lastly, the Fund concentrated its foreign equity exposure in Europe and Japan, whose equity markets are not highly sensitive to commodity prices, and held relatively little foreign equity exposure elsewhere.

Lastly, the Fund limited its fixed income holdings to dollar denominated securities, therefore avoiding losses from foreign currency exposure. In addition, the Fund tended toward long duration securities, such as long-dated treasuries, Build America Bonds, and preferred stock, enabling the Fund to benefit from the flattening of the US dollar yield curve.

American Independence Funds

The most important issue facing markets in 2016 is whether the strong disinflationary forces which have driven large price movements in late 2014 and 2015 will subside enough to allow the Fed to continue on its planned pace of interest rate hikes. A strong US dollar has been perhaps the most powerful underlying cause of global disinflationary headwinds, and it is therefore not assured that the Fed will be able to successfully execute a normal tightening cycle. Policy mistakes provide great opportunities to asset managers, and we will look to capitalize should the Fed’s tightening cycle become one.

Thank you for your confidence and trust in us.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

JAForlines Risk-Managed Allocation Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on September 20, 2013. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2015	Annualized
	1 Year	Since Inception
JAForlines Risk-Managed Allocation Fund
Institutional Class Shares	2.10%	4.47%(3)
Class A Shares(1)	(4.11%)	1.21%(3)
Class C Shares(2)	0.23%	3.43%(3)
MSCI All Country World Index	(0.03%)	5.61%(4)
Blended Benchmark(5)	(5.53%)	(0.67%)(4)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.
(3)	For the period September 20, 2013 (commencement of operations) through October 31, 2015.
(4)	For the period September 30, 2013 through October 31, 2015.
(5)

The Blended Benchmark is a constant-weighted mix comprised of the Citi World Government Bond Index (40%), the MSCI All Country World ex-U.S. Index (50%), and the S&P 500 GSCI Commodities Index (50%). The custom benchmark is rebalanced monthly.

The MSCI All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

The US Citi World Government Bond Index (“WGBI”) measures the performance of fixed-rate, local currency, investment grade sovereign bonds.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

International Alpha Strategies Fund Commentary

Louis Navellier – Portfolio Manager

Performance

The American Independence International Alpha Strategies Fund (Institutional share class, the “Fund”) returned -1.17% for the fiscal year ended October 31, 2015. Over the same period the Fund’s benchmark, the MSCI ACWI ex USA NR USD Index (the “Index”), returned -4.68%.

Over the past year, stock selection and/or country weightings in Canada, Switzerland, France and Italy aided the portfolios performance. However, stock selection and/or country weightings in Sweden, Spain, Denmark, the Netherlands and Japan hindered performance. In relation to sectors, positions in communications, finance, technology services, energy minerals and utilities helped performance. Sector positions in retail trade, commercial services, electronic technology, process industries, and consumer non-durables hurt the portfolio’s return. At the end of June 2015, the use of American Depositary Receipts (“ADRs”) was increased limiting the currency exposure and contributing to the performance of the Fund.

Market Overview

The international stock market rally that started in March 2009 was interrupted in the third quarter of 2015 when the widely anticipated correction started in August and the global equity markets sold off sharply. The Federal Reserve, which was expected to increase interest rates sometime during the second half of 2015, delayed interest rate increases as the Shanghai flu and the dollar-dominated emerging market debt provided reason to kick the start of interest rate hikes down the road.

While Europe and Japan’s economic growth stayed on track, the slowdown in China sent a chill around the globe. China’s stated goal, in their coming of age, was to have their currency added to the global reserve basket. Their response to the slowdown and the response to the Shanghai flu showed that they were still not up-to-speed on the vagaries of capital markets. China continued its quest to be the fifth member of the IMF currency basket. After additional structural changes and the recent markets devaluation of the renminbi (yuan); instead of the Chinese governments devaluation of the currency; the IMF voted to add the renminbi to the IMF currency basket.

Over the course of the past several years, investors in the international (non-U.S.) markets have become accustomed to a “Strong Dollar” environment that has been characterized by massive global quantitative easing (otherwise known as “QE Forever”), lower commodity prices, generally lower interest rates globally, and lumpy but consistent overall economic improvement. Global fundamentals appear to be stable with lower unemployment, continued improvement in overall employment and payroll growth, stable profit margins, falling oil prices, and finally positive momentum in European and Japanese Gross Domestic Product (“GDP”) growth.

Outlook

Looking forward, the only cloud on the horizon is the downside of the strong dollar: lower GDP growth in the U.S. and the potential increase in U.S. interest rates. This may have a disruptive effect globally as dollar-denominated debt in developed, and especially the emerging markets, may affect GDP growth globally. The good news is that generally, the first interest rate increases show stronger economic growth.

The prospect of 1%-2% real growth in Europe in 2015, 1% growth in Japan, and a slowing China expansion to 6.8% should lead to global growth near 3%, hardly an economic storm; and we believe that the markets will eventually come to a solid bottom and launching pad for further moves higher.

As managers of the International Alpha Strategies Fund, we espouse a combination style: taking the best of a disciplined bottom up quantitative stock selection system, only buying stocks with strong fundamentals, and using a top down country allocation system to steer the portfolio into the direction of southern wind. In addition, the country allocation system, strong fundamentals and targeted beta help the strategy to do well in down markets.

The Fund continues to exhibit factors that indicate its strong 10/31/2015 fundamental characteristics: Weighted Average price-to-earnings (P/E) 93% of the Index, Price to Sales 80% of the Index, Return on Equity 1.03% above the Index, and a yield of 2.33%.

Among the Fund’s largest 10 positions, we continue to like BT Group, Novartis, Sanofi, Bayer AG, Lonza Group, NTT Dococmo, ING Groep, Reed Elsevier, Nidec Corporation, and SAP AG. The Fund’s largest country weights include: Great Britain - 17.38%, Japan - 16.97%, Germany - 10.33%, Switzerland - 9.58%, France - 8.06%, and the Netherlands - 5.34%.

American Independence Funds

Looking forward, our next steps will include continuing to see the benefit of the addition of our best ideas in the ADR portion of the portfolio, lowering the market capitalization of the total portfolio, and continuing to see the benefit of lower volatility and good performance in our core foreign ordinary positions. We will also be watching emerging markets and Canada for opportunistic investments, increasing the weight to be more in-line with the benchmark.

Thank you for your continued investment in the American Independence International Alpha Strategies Fund.

Definitions:

Price to Earnings Ratio is a ratio of a company’s share price to its earnings per share.

Price to Sales Ratio is a ratio for valuing a stock relative to its own past performance, other companies or the market itself.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

International Alpha Strategies Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2005. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2015	Annualized
	1 Year	5 Year	10 Year
International Alpha Strategies Fund
Institutional Class Shares	(1.17%)	3.47%	3.53%
Class A Shares (1)	(7.21%)	1.76%	2.42%
MSCI All Country World ex USA Index	(4.68%)	2.60%	4.16%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 5.75%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the International Multi-Manager Stock Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund, prior to commencement of operations on March 20, 2006, includes the performance of the predecessor fund’s Service Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The MSCI All Country World ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Kansas Tax-Exempt Bond Fund Commentary

Robert Campbell – Portfolio Manager

The American Independence Kansas Tax-Exempt Bond Fund Institutional share class (the “Fund”) returned 2.70% for the fiscal year ended October 31, 2015. The Fund’s benchmark, the Barclays Capital 7 Year Municipal Bond Index, was up 2.71% for the same time period. The Lipper Other State Intermediate Muni Average increased 1.78% for the same time period.

An anticipated rate hike or change in the Federal Reserve’s (Fed) benchmark policy interest rate has been the Fund’s – and the entire U.S. bond markets – investment focus for much of the year. The Federal Open Market Committee (FOMC) last changed their policy rate in December 2008 when they lowered the Federal Funds rate target from 1% to a range of 0% to 0.25%, and they last raised it in June 2006 (from 5% to 5.25%). So, for the last 112 months, the Federal Reserve has been following a benign posture towards interest rates, but that seemed destined to change in 2015. Over the past year, the FOMC’s meeting statements have been scrutinized for every variation in wording for hints as to the likely timing of the first rate hike, and investment professionals interpreted these commentaries and all the ensuing economic data to make their investment decisions. Market expectation of a rate hike rose and fell over the course of the year, and these changes in the investment mood had an impact on bond yields as fixed income markets take part of their directional lead based from these changing sentiments.

Financial markets also take their direction from other factors such as economic statistics, earnings expectations, and international events. International markets impacted our domestic markets in a big way in August after several months of declines in the Chinese local stock market, reflecting a slowing Chinese economy. The official devaluation of the Chinese currency precipitated a decline in all major global equity markets. As U.S. stock indices retreated – the S&P 500 Index fluctuated by approximately 11% over 10 days – along with their European counterparts, U.S. Treasury bond yields declined and prices rose, boosting the prices of other bonds as well. The 10-year U.S. Treasury yield, for example, dropped from 2.20% to 2.00%. This U.S. Treasury rally helped lift prices in the national municipal bond market.

The Kansas municipal bond market mostly reflected the national municipal market throughout the year except for the composition of the new issue market. Most Kansas issuers continued to take advantage of the Bank Qualified Issue Market by selling small (under $10 million) bond deals with lower interest rates, benefiting the issuing municipalities. Kansas issuers and investors also focused on the state budget stalemate in Topeka and its implications for the next budget. And like issuers nationwide, with interest rates remaining low, Kansas municipal bond issuers continued to refund outstanding bond issues and replace them with lower-yielding bonds. Consequently, the Fund continued to see its bond holdings refunded or called prior to their stated maturities.

Another issue that affected the national municipal bond market was Puerto Rico’s debt problems. Historically, the Commonwealth has been able to sell municipal bonds paying interest that is tax exempt for investors in all 50 states as well as Puerto Rico. This made their bonds attractive to municipal investors nation-wide. In recent years, however, investors have become leery of Puerto Rico municipal bonds from a credit stance due to the Commonwealth’s financial strains, culminating in worries for the last year about bankruptcy and bond defaults. Yields on outstanding Puerto Rico bonds skyrocketed and trading in Puerto Rico bonds almost came to a screeching halt. Municipal investors and island officials continue to hold discussions about how to remedy the situation, but a cloud of mistrust remains. The Fund holds four Puerto Rico bond issues (1% of the Fund), all of which are insured by one of the nationally recognized municipal bond insurers. Prices of the Fund’s Puerto Rico holdings have been impacted by these events, but not as much as uninsured Puerto Rico bonds. On a year-over-year basis, Puerto Rico bonds did well relative to national municipal bonds, but we expect that Puerto Rico bonds will continue to be in the headlines until the problems are put to rest.

The Fund remains conservatively structured, with a duration of 4.2 years, which is 0.2 years shorter than it was a year ago. The Fund’s average maturity is 9.3 years versus 10.3 years a year ago. The Fund’s holdings (114 issuers) have an average rating of “AA”. As of October 31, 2015, the Fund held 18% in refunded issues, and during much of the year this sector represented over 20% of the Fund’s holdings. Other significant sector weightings in the Fund’s portfolio included 18% in utility bonds, 17% in general obligation bonds, and 23% in “miscellaneous” issues. This conservative structure helped the Fund perform relatively well during periods of weak fixed income markets early in the year. However, the Fund’s shorter duration and its larger-than-normal cash position meant smaller gains later in the year when interest rates declined during the China-precipitated bond rally.

American Independence Funds

2016 could be another challenging year as Kansas issuers adjust to new restrictions placed upon them by the State legislature. The potential for higher Federal Reserve interest rates may also create challenges to work around, but the Fund will remain structured conservatively to withstand these potential hurdles. Portfolio management will continue to focus on generating an attractive after-tax yield, which the Fund’s shareholders have come to expect.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Kansas Tax-Exempt Bond Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2005. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2015	Annualized
	1 Year	5 Year	10 Year
Kansas Tax-Exempt Bond Fund
Institutional Class Shares	2.70%	3.62%	4.08%
Class A Shares (1)	(2.05%)	2.33%	3.24%
Class C Shares (2)	0.75%	2.60%	3.06%
Barclays 7-Year Municipal Bond Index	2.71%	3.85%	4.87%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Kansas Tax-Exempt Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered two classes of shares similar to the Fund’s Class A shares and Institutional Class shares. As a result of the reorganization, the performance of the Class C shares of the Fund, prior to commencement of operations on May 22, 2007, includes the performance of the Fund’s Class A shares, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

Boyd Watterson Core Plus Fund Commentary

David M. Dirk – Portfolio Manager

Performance

The American Independence Boyd Watterson Core Plus Fund (Institutional share class, the “Fund”) returned 1.50% for the fiscal year ended October 31, 2015. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Aggregate Index (the “Index”), returned 1.96%.

As we discuss the performance of the Fund, we will focus on the application of our five excess-return strategies, or alpha-drivers: duration management, yield curve positioning, sector allocation, security selection, and tactical trading opportunities.

Duration management had a modestly negative impact on the performance of the Fund relative to the Index. The period coinciding with the Fund’s fiscal year saw interest rates fall in the 10- and 30-year portions of the curve. The benchmark 10-year Treasury yield decreased to 2.14% (as of October 31, 2015) versus 2.34% one year ago. Lengthening and shortening the duration of the portfolio relative to the benchmark’s duration had a negative impact on performance. Overall, duration positioning was defensive during the majority of the fiscal year. Looking forward, we plan to exploit short-term tactical opportunities in what we believe will be a trading range of 2.0%–2.5% on 10-year Treasuries.

Yield-curve positioning had a modestly negative impact on the performance of the Fund over the past fiscal year. The yield curve flattened as interest rates declined at the long end of the curve (10- to 30-years) while rates rose at the front end of the curve. Throughout the year, the portfolio was positioned with a barbelled strategy by overweighting the long end (using Treasuries) and the front end (using corporate securities) while underweighting exposures in the belly of the curve.

Sector allocation had a modestly negative impact on overall returns during the past fiscal year. The overweight in corporate bonds and the allocation to high yield securities was a negative contributor as credit spreads widened relative to Treasuries. In the securitized sectors, the underweight in mortgage-backed securities served as a slight positive to overall relative returns because agency mortgage-backed securities underperformed Treasuries.

Security selection was a positive contributor to the Fund’s relative returns during the past fiscal year. Despite an overweight in credit, the credit exposure was focused in the short-to-intermediate portion of the yield curve. The defensive spread positioning of the Fund was particularly helpful to performance because shorter duration credit performed significantly better than longer duration credit. Our underweight in the 10- and 30-year area of the credit curve was offset with an overweight to Treasuries at the long end. Long-maturity Treasuries performed much better than long-maturity credit securities.

When analyzing credit quality, the lower the quality and the longer the maturity the worse the relative performance. We focused on positioning lower quality securities at the front end of the curve to insulate the Fund from the credit volatility of lower quality, longer-dated securities.

Lastly, tactical trades had no meaningful effect on relative returns during the past fiscal year.

Market Review

Interest rates ended the fiscal year lower across the intermediate-to-longer term segment of the market while rates at the front end moved higher. Volatility across the risk sectors increased and credit spreads widened. Spreads widened relative to Treasuries in nearly all risk sectors of the bond market—including investment-grade credit, high yield, emerging markets, and mortgage-backed related sectors. As a result, the spread sectors closed the fiscal year with negative excess returns to Treasuries. Spread widening permeated the credit and maturity spectrum as lower quality securities widened more than higher quality and short-to-intermediate credit outperformed longer duration credit by a wide margin. Asset-backed and commercial mortgage-backed securities were a small bright spot, posting positive excess returns despite spread widening.

Positioning and Outlook

Duration and Yield Curve – With the Fed expected to begin the process of normalization and the yield curve expected to flatten over the medium-term, we plan to position the portfolio with a defensive duration posture and a barbelled structure. This strategy will include an exposure to floating-rate securities at the front end coupled with an overweight in 10- to 30-year maturities while underweighting 5- to 7-year intermediate maturity securities. We believe the 10-year

American Independence Funds

Treasury will trade within a broad range of 2.0%–3.0% over the balance of the fiscal year. In the near term, disinflationary pressures, global central bank accommodation, and the relative attractiveness of the US market versus the rest of the developed markets should keep 10-year Treasury rates in the 2.0%-2.5% range.

Sector Briefs – Looking forward, we remain overweight credit with a focus on downside protection. We have positioned the credit portion of the portfolio defensively by concentrating exposure at the front end of the curve. Valuations are fair, and credit metrics continue to deteriorate at the margin. However, spread widening has led to a more balanced risk/reward ratio.

In the high yield market, we remain somewhat constructive on the more defensive and domestically focused sectors but are cautious on the energy and materials sectors.

We continue to underweight mortgage-backed securities given the limited potential for spread tightening from current levels and the headwinds from higher interest rates and sustained volatility. We have an up-in-coupon bias and will patiently wait for a better entry point before increasing exposure.

Consistent with our preference to keep the majority of credit risk in the front end of the curve, we have recently added to short-maturity asset-backed and commercial-mortgage-backed security exposure. To further reduce volatility, we overweighted credit exposure on a percentage basis for yield but underweighted exposure on a contribution-to-duration basis. This positioning should continue to help mitigate the effects of spread widening on portfolio performance. As we continue to wait for the Fed to initiate lift-off, we believe that maintaining a yield advantage is one of the best ways to be patient while being vigilant.

In closing, we thank you for your confidence and loyalty.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

Boyd Watterson Core Plus Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2005. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2015	Annualized
	1 Year	5 Year	10 Year
Boyd Watterson Core Plus Fund
Institutional Class Shares	1.50%	2.82%	4.88%
Class A Shares (1)	(3.16%)	1.59%	4.18%
Barclays U.S. Aggregate Bond Index	1.96%	3.03%	4.72%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the Intermediate Bond Fund (the predecessor fund) on March 2, 2006. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Service Class shares. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Class A shares of the Fund prior to commencement of operations on May 3, 2006 includes the performance of the Fund’s Institutional Class shares from March 2, 2006 through May 2, 2006 and the performance of the predecessor fund’s Service Class shares prior to the reorganization. Such performance has been restated to reflect differences in any applicable sales charges, but not for differences in expenses.

The Barclays U.S. Aggregate Bond Index is representative of U.S. bonds, which includes reinvestment of any earnings, is widely used to measure the overall performance of the U.S. bond market.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds

U.S. Inflation-Indexed Fund Commentary

Cedric Scholtes – Portfolio Manager

Over the 12 months ended October 31, 2015, the American Independence U.S. Inflation-Indexed Fund (Institutional share class, the “Fund”) returned -1.59%, while the Barclays US Treasury Inflation-Linked Bond Index (Series-L) returned -1.42%.

The Fund began November 2014 positioned long US breakeven inflation (BEI) with a BEI curve steepener, and underweight duration with a nominal yield curve steepener. The overall decline in BEI spreads negatively affected the Fund’s overweight BEI position. However, the Fund’s BEI curve steepening position more than compensated for the loss as front-dated BEI spreads suffered more from the dramatic decline in oil prices. The Fund’s portfolio had a small nominal curve steepener position in November that detracted from performance. The Fund’s portfolio was repositioned to a US nominal curve flattener position in December. The signal from the Federal Open Market Committee (“FOMC”) at their December 2014 mid-month meeting that rate hikes are now only a matter of months away helped the slope of the 5-year to 30-year (“5s/30s”) Treasury yield curve to flatten considerably, which more than compensated for the November underperformance. The Fund took a profit on the position towards the end of the calendar year (2014). The Fund’s portfolio had a modest underweight duration position through the middle of October in 2014 when Treasury volatility hit extreme levels. We opportunistically reduced the position after the market calmed down and yields got back to more reasonable levels. With Treasuries failing to meaningfully sell-off despite a stellar non-farm payroll report in early December, we decided to take some profit and cover the Fund’s duration position.

During the first quarter of 2015, yield curve and duration positioning contributed to the Fund’s performance, while BEI positioning detracted. During February, the Fund’s portfolio was overweight in shorter-dated Treasury inflation-protected securities (“TIPS”) versus the 7-year sector (i.e., real yield curve steepener) which was profitable to the Fund despite the small size of the position. A stronger-than-expected Core CPI reading along with a stabilization in energy prices led to a significant re-pricing of front-end securities. Given the higher than usual volatility, we chose to trade duration tactically, keeping the duration of the Fund’s portfolio within -1 to +1 months of the benchmark duration. The Fund held small overweight positions in both January and March as a hedge against our overweight BEI position. The positions were profitable as yields declined following the fall in energy prices in January and a rather dovish outcome from the March FOMC meeting. The Fund’s portfolio BEI positioning detracted from performance, predominantly the 5s/30s BEI curve steepener position during January. The recovery in BEI was led by the 5-year sector which saw BEI spreads widen during January despite crude oil prices falling by 8%. At the same time, the 30-year sector came under significant pressure due to sustained selling. This resulted in a significant flattening of the 5s/30s BEI curve.

During the second quarter, the long BEI position and BEI curve steepening positions contributed to performance in each month of the quarter as rising energy prices, positive TIPS carry, higher than expected Core CPI readings, and record inflows into the asset class proved to be the right backdrop for a rebound in BEI spreads. The nominal curve steepener position also contributed to the Fund’s performance. The sell-off in the second half of April into early May was led by the long-end of the curve. We closed the nominal steepener position in mid-May to take profits, and implemented a nominal curve flattening position (5-year versus 30-year) in early June with the view that upside surprises in US economic data (non-farm payrolls, retail sales, etc.) would increase market expectations of an earlier rate hike by the Fed. However, the position suffered post the June FOMC meeting, the outcome of which was viewed as rather dovish by the market. We subsequently closed the Fund’s position. On the real yield curve, we established a modest underweight in 30-year real yields versus 10-year and 15-year real yields (i.e., real yield curve steepener position) ahead of the 30-year TIPS auction in June. This position largely compensated for the underperformance of the nominal curve flattening position in June. We continued to trade duration tactically during the second quarter.

The remainder of the fiscal year was challenging, with both BEI and yield curve positioning detracting from the Fund’s performance. The sharp drop in energy prices during July sent BEI spreads lower across the curve, negatively affecting our overweight BEI position. The Fund’s BEI curve steepener position compensated for some of the underperformance as the energy move affected shorter-dated TIPS more. With turmoil in global risk assets leading to declines in commodity prices, we deemed it prudent to further reduce the Fund’s overweight BEI position in August. Nevertheless, the dramatic decline

American Independence Funds

in BEI experienced during August resulted in the remainder of the position underperforming. We further reduced the Fund’s overweight BEI position in September given the rapid descent in BEI spreads. The Fund continued to hold a modest overweight BEI position as a tactical trade. This benefitted performance in October as BEI spreads rebounded after the 30-year TIPS auction despite the hawkish FOMC meeting.

Derivatives Discussion

We use US Treasury futures in managing duration, yield curve and breakeven inflation exposures for the portfolio. The notional exposure of futures is typically a small percentage of the Fund’s assets (less than 5%). As of October 31, 2015, the Fund’s exposure in futures was 4% and for the fiscal year ended, the net realized and unrealized gain/loss attributable to futures was less than 0.01% of the Fund’s average net assets.

In closing, we thank you for your confidence and loyalty.

Definitions:

Break-even inflation (BEI) is the difference between the nominal yield on a fixed-rate investment and the real yield (fixed spread) on an inflation-linked investment of similar maturity and credit quality.

Core CPI is a method for measuring core inflation. It is the CPI (consumer price index) excluding energy and food prices.

The views and opinions in this report were current at the time it was written and reflect those of the Portfolio Manager(s). The views and opinions are not guarantees of performance or investment results and should not be taken as investment advice. The views expressed should not be relied upon as a forecast of the Fund’s future investment intent. Security positions can and do change. The Schedules of Portfolio of Investments following the Commentaries show the size of the Fund’s positions at period-end.

American Independence Funds

U.S. Inflation-Indexed Fund - Performance

This chart assumes an initial investment of $10,000 in the Institutional Class made on October 31, 2005. Total Return is based on net change in N.A.V. (net asset value) assuming reinvestment of distributions. Returns shown on this page include the reinvestment of all dividends and other distributions.

Total Returns as of October 31, 2015	Annualized
	1 Year	5 Year	10 Year
U.S. Inflation-Indexed Fund
Institutional Class Shares	(1.59%)	1.93%	4.29%
Class A Shares (1)	(6.15%)	0.63%	3.53%
Class C Shares (2)	(3.46%)	1.04%	3.84%
Premier Class Shares	(1.79%)	1.77%	4.13%
Barclays U.S. Treasury Inflation-Linked Notes Index	(1.42%)	2.06%	4.17%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. To obtain performance information current to the most recent month-end, please call 1-866-410-2006, or go to www.aifunds.com.

(1)	Reflects maximum sales charge of 4.25%.
(2)	Reflects Contingent Deferred Sales Charge (“CDSC”) of 1.00% assessed on shares redeemed within one year of purchase.

Pursuant to an agreement and plan of reorganization, the Fund acquired the assets and liabilities of the FFTW U.S. Inflation-Indexed Portfolio (the predecessor fund) on May 9, 2008. In the reorganization, the predecessor fund exchanged all of its assets for shares of the Fund. The predecessor fund offered a class of shares similar to the Fund’s Institutional Class shares known as Advisor Class. As a result of the reorganization, the Fund will carry forward the performance history of the predecessor fund, as the predecessor fund is the accounting survivor. The performance of the Institutional Class shares of the Fund includes the performance of the predecessor fund’s Advisor Class shares prior to the reorganization, but has not been restated to reflect differences in expenses. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be higher. The performance of the Class A shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 16, 2008 and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses. The performance of the Class C shares of the Fund includes the performance of the Institutional Class shares from May 10, 2008 through May 4, 2011, commencement of operations, and the performance of the FFTW U.S. Inflation-Indexed Portfolio’s Advisor Class shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges and expenses.

The Barclays U.S. Treasury Inflation-Linked Notes Index is an unmanaged index that tracks the performance of U.S. Treasuries the cash flows for which are linked to an inflation index.

The above referenced index does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

American Independence Funds	Schedule of Portfolio Investments
Large Cap Growth Fund	October 31, 2015

Security Description	Shares	Value ($)
Common Stocks — 97.1%
Consumer Discretionary — 22.8%
Home Depot, Inc.	1,720	212,661
L Brands, Inc.	1,860	178,523
Leggett & Platt, Inc.	3,905	175,842
Mohawk Industries, Inc. (a)	825	161,287
NIKE, Inc., Class B	1,765	231,268
Norwegian Cruise Line Holdings Ltd. (a) (b)	2,715	172,728
O'Reilly Automotive, Inc. (a)	600	165,756
Ross Stores, Inc.	3,175	160,592
Skechers U.S.A., Inc., Class A (a)	6,935	216,372
Starbucks Corp.	2,880	180,202
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,025	178,309
		2,033,540
Consumer Staples — 17.7%
Clorox Co./The	1,475	179,861
Coty Inc., Class A	5,410	156,620
CVS Health Corp.	3,210	317,084
Dr. Pepper Snapple Group, Inc.	4,925	440,147
Kroger Co./The	7,955	300,699
Pinnacle Foods, Inc.	4,240	186,899
		1,581,310
Financials — 2.0%
Equifax, Inc.	1,690	180,103

Health Care — 19.0%
AmerisourceBergen Corp.	3,265	315,105
Anthem, Inc.	2,600	361,790
Centene Corp. (a)	4,095	243,571
CIGNA Corp.	1,800	241,272
Health Net, Inc. (a)	4,135	265,715
Hologic, Inc. (a)	5,035	195,660
Valeant Pharmaceuticals International, Inc. (a) (b)	835	78,298
		1,701,411
Industrials — 9.5%
General Dynamics Corp.	1,370	203,555
Lockheed Martin Corp.	1,230	270,391
Spirit AeroSystems Holdings, Inc., Class A (a)	4,480	236,275
TASER International, Inc. (a)	5,905	138,236
		848,457
Information Technology — 24.4%
Activision Blizzard, Inc.	5,270	183,185
Ambarella, Inc. (a) (b)	1,955	96,655
Apple, Inc.	2,785	332,808
Avago Technologies Ltd. (b)	2,570	316,444
Electronic Arts, Inc. (a)	3,900	281,073
Facebook, Inc., Class A (a)	2,975	303,361
Freescale Semiconductor Ltd. (a)	4,635	155,226
NXP Semiconductors NV (a) (b)	3,020	236,617
Skyworks Solutions, Inc.	3,535	273,043
		2,178,412
Materials — 1.7%
Vulcan Materials Co.	1,630	157,425

Total Common Stocks (Cost $9,151,423)		8,680,658

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Large Cap Growth Fund	October 31, 2015

Security Description	Shares	Value ($)
Short-Term Investment — 5.2%
Money Market Fund — 5.2%
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	460,276	460,276
Total Short-Term Investment (Cost $460,276)		460,276

Total Investments (Cost $9,611,699(d)) — 102.3%		$9,140,934

Liabilities in excess of other assets — (2.3)%		(208,690)

NET ASSETS — 100.0%		$8,932,244

(a)	Non-income producing security.
(b)	Foreign security incorporated outside the United States.
(c)	Represents the 7 day yield at 10/31/15.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$8,680,658	$—	$—	$8,680,658
Short-Term Investment	460,276	—	—	460,276
Total Investments	$9,140,934	$—	$—	$9,140,934

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Rx Dynamic Stock Fund	October 31, 2015

Security Description	Shares	Value ($)
Common Stocks — 93.6%
Consumer Discretionary — 13.7%
Foot Locker, Inc.	3,674	248,913
Luxottica Group SpA - ADR (a)	7,260	509,362
Pandora A/S - ADR (a)	9,811	283,293
Polaris Industries Inc.	2,756	309,609
Priceline Group, Inc. (The) (b)	320	465,357
PulteGroup, Inc.	17,240	316,009
Starbucks Corp.	6,760	422,973
Ulta Salon, Cosmetics & Fragrance, Inc. (b)	1,960	340,962
		2,896,478
Consumer Staples — 3.0%
Walgreens Boots Alliance, Inc.	7,590	642,721

Energy — 5.5%
Halliburton Co.	5,460	209,555
Occidental Petroleum Corp.	4,770	355,556
Phillips 66	2,680	238,654
Sunoco Logistics Partners LP	12,920	375,196
		1,178,961
Financials — 17.2%
ACE Ltd. (a)	3,650	414,421
American Express Co.	4,910	359,707
American International Group, Inc.	4,620	291,337
Aon PLC (a)	5,200	485,212
Capital One Financial Corp.	4,160	328,224
Citigroup, Inc.	4,790	254,684
Goldman Sachs Group, Inc. (The)	1,640	307,500
MasterCard, Inc., Class A	2,670	264,303
MetLife, Inc.	3,315	167,010
Prudential Financial, Inc.	4,320	356,400
Visa, Inc., Class A	5,480	425,138
		3,653,936
Health Care — 22.9%
AbbVie, Inc.	3,640	216,762
Aetna, Inc.	2,030	233,003
Celgene Corp. (b)	5,910	725,216
Express Scripts, Inc. (b)	3,147	271,838
Gilead Sciences, Inc.	6,990	755,829
HCA Holdings, Inc. (b)	4,090	281,351
ICON PLC (a) (b)	4,630	295,718
Illumina, Inc. (b)	1,820	260,770
Johnson & Johnson	3,890	393,007
Novo Nordisk A/S - ADR (a)	10,370	551,476
Sirona Dental Systems, Inc. (b)	4,630	505,272
Zimmer Biomet Holdings, Inc.	3,459	361,708
		4,851,950
Industrials — 12.4%
American Airlines Group, Inc.	9,320	430,770
Boeing Co. (The)	2,970	439,768
HD Supply Holdings, Inc. (b)	13,571	404,280
Norfolk Southern Corp.	3,430	274,503
Ryanair Holdings PLC - ADR (a)	7,469	583,962
TASER International, Inc. (b)	11,960	279,984
United Rentals, Inc. (b)	2,820	211,105
		2,624,372

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Rx Dynamic Stock Fund	October 31, 2015

Security Description	Shares	Value ($)
Common Stocks — 93.6% (continued)	3,430	274,503
Information Technology — 18.9%
Check Point Software Technologies Ltd. (a) (b)	3,430	291,344
Crown Castle International Corp.	3,640	311,075
Euronet Worldwide, Inc. (b)	4,990	400,397
F5 Networks, Inc. (b)	3,083	339,747
Fiserv, Inc. (b)	4,170	402,447
Micron Technology, Inc. (b)	14,220	235,483
Microsoft Corp.	4,610	242,670
Mobileye NV (a) (b)	5,748	261,649
Naspers Ltd. Class N - ADR (a)	2,470	362,843
NCR Corp. (b)	5,670	150,822
NXP Semiconductors NV (a) (b)	6,860	537,481
Skyworks Solutions, Inc.	3,645	281,540
TE Connectivity Ltd. (a)	2,790	179,788
		3,997,286
Total Common Stocks (Cost $18,614,353)		19,845,704

Investment Companies — 3.0%
SPDR S&P 500 ETF Trust	2,150	447,049
VelocityShares Daily Inverse VIX Short-Term ETN (a) (b)	6,020	187,162
Total Investment Companies (Cost $667,526)		634,211

Short-Term Investment — 3.7%
Money Market Fund — 3.7%
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	781,704	781,704
Total Short-Term Investment (Cost $781,704)		781,704

Total Investments (Cost $20,063,583(d)) — 100.3%		$21,261,619

Liabilities in excess of other assets — (0.3)%		(69,355)

NET ASSETS — 100.0%		$21,192,264

(a)	Foreign security incorporated outside the United States.
(b)	Non-income producing security.
(c)	Represents the 7 day yield at 10/31/15.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ETF — Exchange-Traded Fund

ETN — Exchange-Traded Notes

LP — Limited Partnership

PLC — Public Limited Company

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Rx Dynamic Stock Fund	October 31, 2015

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$19,845,704	$—	$—	$19,845,704
Investment Companies	634,211	—	—	634,211
Short-Term Investment	781,704	—	—	781,704
Total Investments	$21,261,619	$—	$—	$21,261,619

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
JAForlines Risk-Managed Allocation Fund	October 31, 2015

Security Description	Shares	Value ($)
Exchange Traded Products — 88.5%
International Equity Exchange Traded Products — 28.1%
iShares Currency Hedged MSCI Japan ETF	85,698	2,551,230
iShares MSCI Eurozone ETF	100,420	3,700,477
iShares MSCI Japan ETF	206,758	2,547,259
iShares MSCI Spain Capped ETF	75,572	2,376,739
WisdomTree Europe Hedged Equity Fund	108,722	6,608,123
		17,783,828
International Fixed Income Exchange Traded Product — 5.9%
iShares JPMorgan USD Emerging Markets Bond ETF	34,512	3,744,552

U.S. Alternative Exchange Traded Product — 6.9%
iShares Mortgage Real Estate Capped ETF	439,678	4,366,002

U.S. Equity Exchange Traded Product — 10.4%
iShares U.S. Technology ETF	60,179	6,574,556

U.S. Fixed Income Exchange Traded Products — 37.2%
iShares 7-10 Year Treasury Bond ETF	80,299	8,593,599
iShares iBoxx $High Yield Corporate Bond ETF	88,148	7,542,825
iShares U.S. Preferred Stock ETF	188,174	7,387,711
		23,524,135
Total Exchange Traded Products (Cost $56,373,211)		55,993,073

Short-Term Investment — 11.0%
Money Market Fund — 11.0%
Federated Government Obligations Fund, Institutional Shares, 0.01% (a)	6,947,244	6,947,244
Total Short-Term Investment (Cost $6,947,244)		6,947,244

Total Investments (Cost $63,320,455(b)) — 99.5%		$62,940,317

Other assets in excess of liabilities — 0.5%		313,281

NET ASSETS — 100.0%		$63,253,598

(a)	Represents the 7 day yield at 10/31/15.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ETF — Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Exchange Traded Products	$55,993,073	$—	$—	$55,993,073
Short-Term Investment	6,947,244	—	—	6,947,244
Total Investments	$62,940,317	$—	$—	$62,940,317

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2015

Security Description	Shares	Value ($)
Common Stocks — 99.2%
Australia — 1.5%
BHP Billiton, Ltd.	14,100	231,580
Commonwealth Bank of Australia	9,391	514,106
		745,686
Belgium — 3.9%
Anheuser-Busch InBev NV	5,400	648,382
Galapagos NV - ADR (a)	8,100	388,800
KBC Groep NV	15,300	936,286
		1,973,468
Bermuda — 2.6%
Arch Capital Group Ltd. (a)	5,400	404,406
GENPACT Ltd. (a)	13,000	322,140
Nordic American Tankers Ltd.	27,200	415,616
Teekay Tankers Ltd	27,000	206,280
		1,348,442
Brazil — 0.8%
Ultrapar Participacoes SA	23,300	406,145

Canada — 1.6%
CGI Group, Inc., Class A (a)	10,700	397,398
Tucows, Inc., Class A (a)	5,800	156,774
Valeant Pharmaceuticals International, Inc. (a)	2,650	248,490
		802,662
China — 2.1%
Bona Film Group Ltd (a)	16,800	206,640
China Biologic Products, Inc. (a)	4,350	495,639
China Southern Airlines Co., Ltd. - ADR	3,800	160,094
Tencent Holdings Ltd. - ADR	12,800	241,536
		1,103,909
Denmark — 2.5%
Novo Nordisk A/S - ADR	15,700	834,926
Novo Nordisk A/S, Class B	8,200	437,620
		1,272,546
France — 8.0%
BNP Paribas SA	16,500	1,007,169
Dassault Systemes SA	8,000	634,839
Sanofi	13,500	1,369,684
Total SA	9,700	473,000
Veolia Environnement	27,000	631,531
		4,116,223
Germany — 10.3%
BASF SE	5,900	485,725
Bayer AG	9,800	1,313,631
Continental AG	3,250	785,126
Merck KGaA	6,500	637,794
SAP AG	14,200	1,127,467
Siemens AG	9,200	929,858
		5,279,601
Guernsey — 1.6%
Amdocs Ltd.	13,400	798,238

Hong Kong — 1.1%
AIA Group Ltd. - ADR	14,800	348,836
China Mobile, Ltd.	17,000	203,559
		552,395

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2015

Security Description	Shares	Value ($)
Common Stocks — 99.2% (continued)
India — 0.4%
WNS Holdings Ltd (a)	6,500	221,455

Ireland — 4.4%
Accenture PLC, Class A	5,200	557,440
Alkermes PLC (a)	5,000	359,600
Fleetmatics Group PLC (a)	3,800	211,508
Medtronic PLC	8,700	643,104
Prothena Corp. PLC (a)	4,300	221,493
Ryanair Holdings PLC - ADR	3,120	243,953
		2,237,098
Israel — 2.2%
Check Point Software Technologies Ltd. (a)	7,900	671,026
NICE-Systems Ltd. - ADR	7,900	488,378
		1,159,404
Italy — 1.6%
Luxottica Group SpA	11,500	809,814

Japan — 17.0%
Fuji Heavy Industries Ltd.	19,000	744,413
Honda Motor Co., Ltd.	18,600	623,314
Kubota Corp.	40,000	626,808
Makita Corp.	9,800	541,670
Mizuho Financial Group, Inc.	312,500	648,177
Nidec Corp.	15,100	1,147,813
Nomura Holdings, Inc.	89,100	565,278
NTT DOCOMO, Inc.	62,400	1,219,043
Shin-Etsu Chemical Co., Ltd.	11,600	695,375
SoftBank Corp.	8,100	456,231
Sony Corp.	14,700	423,915
Sumitomo Mitsui Financial Group, Inc.	10,000	402,735
Sysmex Corp.	10,000	577,584
		8,672,356
Luxembourg — 0.6%
Globant SA (a)	8,300	286,931

Mexico — 0.5%
Controladora Vuela Cia de Aviacion SAB de CV (a)	16,000	271,840

Netherlands — 4.3%
AerCap Holdings NV (a)	8,100	336,150
ASML Holding NV	7,000	654,225
ING Groep NV	81,700	1,194,410
		2,184,785
Singapore — 1.0%
Avago Technologies Ltd.	4,400	541,772

South Africa — 0.8%
Naspers Ltd., Class N	2,800	411,076

Spain — 2.2%
Banco Bilbao Vizcaya Argentaria SA	54,810	474,661
Banco Santander SA	67,825	382,091
Iberdrola SA	37,400	268,406
		1,125,158

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2015

Security Description	Shares	Value ($)
Common Stocks — 99.2% (continued)
Sweden — 2.8%
Swedbank AB	44,600	1,030,039
Telefonaktiebolaget LM Ericsson, Class B	39,500	387,743
		1,417,782
Switzerland — 8.8%
Credit Suisse Group AG	28,600	716,015
Lonza Group AG	8,800	1,296,166
Luxoft Holding, Inc. (a)	3,100	206,584
Nestle SA	9,800	751,552
Novartis AG	16,700	1,522,109
		4,492,426
United Kingdom — 15.8%
ARM Holdings PLC	40,400	639,537
AstraZeneca PLC	10,000	641,004
Aviva PLC	98,200	737,069
BT Group PLC	238,900	1,715,653
Bunzl PLC	20,000	574,209
Diageo PLC	11,000	319,127
InterContinental Hotels Group PLC	23,023	924,831
RELX PLC	65,500	1,175,459
Rio Tinto PLC	16,300	593,723
Vodafone Group PLC	229,618	759,778
		8,080,390
United States — 0.8%
Mettler-Toledo International, Inc. (a)	1,300	404,287
Total Common Stocks (Cost $47,594,523)		50,715,889

Short-Term Investment — 1.3%
Money Market Fund — 1.3%
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (b)	651,310	651,310
Total Short-Term Investment (Cost $651,310)		651,310

Total Investments (Cost $48,245,833(c)) — 100.5%		$51,367,199

Liabilities in excess of other assets — (0.5)%		(259,562)

NET ASSETS — 100.0%		$51,107,637

(a)	Non-income producing security.
(b)	Represents the 7 day yield at 10/31/15.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

ADR — American Depositary Receipt

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
International Alpha Strategies Fund	October 31, 2015

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks	$50,715,889	$—	$—	$50,715,889
Short-Term Investment	651,310	—	—	651,310
Total Investments	$51,367,199	$—	$—	$51,367,199

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
Municipal Bonds — 92.5%
Allen County Public Building Commission, Facilities, Revenue Bonds,
5.05%, 12/01/31, Callable 12/01/22	1,310,000	1,443,148
5.15%, 12/01/36, Callable 12/01/22	500,000	540,870
Ashland Public Building Commission, 5.00%, 9/01/35, Callable 9/01/23	720,000	742,522
Barton County Community College,
4.00%, 12/01/32, Callable 12/01/25 (a)	555,000	585,136
4.00%, 12/01/34, Callable 12/01/25 (a)	250,000	260,315
Butler County Unified School District No. 490 El Dorado, School District, GO UT, AGM, 4.05%, 9/01/27, Callable 9/01/17	630,000	656,365
Chisholm Creek Utility Authority, Water, Revenue Bonds, AMBAC, 4.25%, 9/01/29, Callable 9/01/17	300,000	301,818
City of Abilene, GO UT,
4.30%, 9/01/27, Callable 9/01/20	150,000	168,287
4.60%, 9/01/30, Callable 9/01/20	500,000	559,500
City of Beloit, Facilities, Revenue Bonds, 5.00%, 4/01/32, Pre-refunded 4/01/17 @100	500,000	531,900
City of Dodge City, Facilities, Revenue Bonds, AGM, 5.25%, 6/01/31, Callable 6/01/19	825,000	935,368
City of Dodge City, GO UT, AGM, 4.25%, 9/01/29, Callable 9/01/19	835,000	890,795
City of Hays, Nursing Homes, Revenue Bonds, 4.25%, 10/01/32, Pre-refunded 10/01/16 @100	1,000,000	1,036,450
City of Haysville KS, 4.13%, 11/01/32, Callable 11/01/25 (a)	460,000	469,642
City of Junction City, GO UT, AGM, 4.50%, 9/01/31, Callable 9/01/20	1,000,000	1,090,340
City of Lawrence KS Water & Sewage System Revenue, 4.00%, 11/01/38, Callable 11/01/25	1,000,000	1,040,990
City of Lawrence, Medical, Revenue Bonds, 5.25%, 7/01/21, Callable 7/01/16	610,000	629,386
City of Lawrence, Water, Revenue Bonds, 4.30%, 11/01/22, Callable 11/01/18	235,000	256,926
City of Leawood, GO UT, 4.20%, 9/01/23, Callable 9/01/17	565,000	598,245
City of Lindsborg, GO UT, 4.60%, 10/01/29, Callable 10/01/18	600,000	632,874
City of Maize, Water, Revenue Bonds, 5.25%, 8/01/26, Callable 8/01/16	1,000,000	1,017,590
City of Manhattan, GO UT,
4.50%, 11/01/17	400,000	428,936
4.10%, 11/01/26, Callable 11/01/18	415,000	443,681
City of Manhattan, Medical, Revenue Bonds, 5.00%, 11/15/29, Callable 11/15/22	680,000	755,602
City of Olathe, GO UT, 5.00%, 10/01/24, Callable 10/01/23	535,000	649,233
City of Olathe, Medical, Revenue Bonds,
5.13%, 9/01/22, Callable 9/01/17	1,315,000	1,417,070
5.25%, 9/01/25, Callable 9/01/19	540,000	613,483
5.00%, 9/01/29, Callable 9/01/17	810,000	861,589
4.00%, 9/01/30, Callable 9/01/21	450,000	459,126
5.00%, 9/01/30, Callable 9/01/19	750,000	827,482
City of Ottawa, Education, Revenue Bonds, 5.00%, 4/15/25, Callable 4/15/19	1,510,000	1,686,896
City of Park City, GO UT, 5.38%, 12/01/25, Callable 12/01/19	500,000	544,820
City of Phillipsburg, Facilities, Revenue Bonds, 4.50%, 10/01/28, Callable 10/01/20	545,000	598,481
City of Pittsburg, Tax Allocation, 4.90%, 4/01/24, Callable 4/01/16	1,090,000	1,069,432
City of Roeland Park, Tax Allocation, 5.38%, 8/01/19, Callable 12/15/15	500,000	500,655
City of Salina, Medical, Revenue Bonds,
5.00%, 10/01/20, Callable 4/01/16	460,000	468,662
5.00%, 10/01/23, Callable 4/01/16	570,000	580,448
City of Shawnee, GO UT, 4.00%, 12/01/27, Callable 12/01/24	425,000	475,664
City of Topeka KS Combined Utility Revenue, Utilities, Revenue Bonds,
4.00%, 8/01/26, Callable 8/01/21	2,600,000	2,788,604
3.38%, 8/01/32, Callable 8/01/20	1,335,000	1,342,823
3.50%, 8/01/33, Callable 8/01/20	2,285,000	2,305,816
City of Topeka, GO UT, 4.50%, 8/15/30, Callable 8/15/19	450,000	492,129
City of Topeka, Utilities, Revenue Bonds, 4.50%, 8/01/33, Callable 8/01/19	650,000	693,498
City of Wichita KS Water & Sewer Utility Revenue, 4.00%, 10/01/20 (a)	500,000	562,970
City of Wichita KS Water & Sewer Utility Revenue, Utilities, Revenue Bonds, 3.25%, 10/01/31, Callable 10/01/20	1,070,000	1,080,154

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
Municipal Bonds — 92.5% (continued)
City of Wichita, GO UT,
4.00%, 6/01/23, Callable 6/01/17 @101	405,000	428,320
4.00%, 6/01/24, Pre-refunded 6/01/16 @101	150,000	154,497
4.00%, 6/01/24, Callable 6/01/17 @101	180,000	189,839
4.00%, 6/01/25, Callable 6/01/17 @101	820,000	864,026
5.00%, 12/01/25	500,000	625,885
4.00%, 6/01/26, Callable 6/01/20 @101	475,000	518,700
4.00%, 6/01/27, Callable 6/01/20 @101	780,000	836,534
4.00%, 12/01/29, Callable 12/01/20 @101	250,000	270,218
City of Wichita, Medical, Revenue Bonds,
5.00%, 11/15/17	200,000	217,734
4.75%, 11/15/24, Pre-refunded 11/15/19 @100	810,000	925,555
5.25%, 11/15/24, Pre-refunded 11/15/19 @100	2,150,000	2,498,966
5.00%, 11/15/29, Pre-refunded 11/15/21 @100	3,070,000	3,706,994
City of Wichita, Nursing Homes, Revenue Bonds, 4.00%, 4/01/27, Pre-refunded 4/01/16 @100	680,000	690,764
City of Wichita, Utilities, Revenue Bonds,
5.00%, 10/01/25, Callable 10/01/21	1,000,000	1,171,850
5.00%, 10/01/28, Callable 10/01/21	2,650,000	3,084,467
City of Wichita, Water, Revenue Bonds, 5.00%, 10/01/39, Callable 10/01/19	1,000,000	1,120,630
City of Wichita, Water/Sewer, Revenue Bonds,
4.00%, 10/01/29, Callable 10/01/20	1,000,000	1,057,950
5.00%, 10/01/29, Callable 10/01/19	750,000	852,330
4.00%, 10/01/30, Callable 10/01/20	1,000,000	1,054,180
City of Wichita, Water/Sewer, Revenue Bonds, AGM, 5.00%, 10/01/32, Pre-refunded 10/01/17 @101	500,000	547,125
City of Wichita, Water/Sewer, Revenue Bonds, NATL-RE FGIC, 5.00%, 10/01/16, Callable 11/30/15	500,000	503,705
Cloud County Public Building Commission, GO, 4.10%, 10/15/32, Callable 10/15/22	225,000	233,258
Colby Community College, Higher Education, COP, 5.00%, 8/01/31, Callable 8/01/16	250,000	252,013
Commonwealth of Puerto Rico, GO UT, AGM, 5.50%, 7/01/29	275,000	283,473
County of Cherokee, COP, NATL-RE FGIC, 5.00%, 12/01/21, Pre-refunded 12/01/15 @100	1,170,000	1,174,294
County of Douglas, GO UT, 4.25%, 9/01/30, Callable 9/01/19	320,000	349,094
County of Franklin, COP, 4.75%, 9/01/21, Callable 11/30/15	750,000	750,847
County of Johnson, GO UT,
4.75%, 9/01/27, Callable 9/01/18	500,000	551,060
3.00%, 9/01/30, Callable 9/01/22	400,000	400,480
County of Scott, GO UT, 5.00%, 4/01/28, Callable 4/01/20	500,000	568,875
County of Sedgwick KS / County of Shawnee, Single Family Housing, Revenue Bonds, GNMA, 6.70%, 6/01/29	25,000	25,063
Crawford County Public Building Commission, Revenue Bonds, 5.38%, 9/01/24, Callable 9/01/19	2,300,000	2,606,199
Dodge City Community College, Higher Education, Revenue Bonds, 5.13%, 4/01/30, Callable 4/01/20	250,000	262,493
Douglas County Unified School District No. 348 Baldwin City, School District, GO UT, 5.00%, 9/01/30, Pre-refunded 9/01/19 @100	1,405,000	1,617,085
Douglas County Unified School District No. 491 Eudora, School District, GO UT, AGM, 5.00%, 9/01/29, Callable 9/01/18	450,000	497,749
Ford County Unified School District No 443 Dodge City, 4.00%, 3/01/34, Callable 3/01/27 (a)	1,000,000	1,065,490
Franklin County Unified School District No. 290 Ottawa, School District, GO UT,
5.00%, 9/01/31, Callable 9/01/25	1,715,000	1,971,856
5.00%, 9/01/32, Callable 9/01/25	150,000	171,650
5.00%, 9/01/33, Callable 9/01/25	1,000,000	1,133,540
Harvey County Unified School District No. 373 Newton, School District, GO UT, NATL-RE, 5.00%, 9/01/22, Pre-refunded 9/01/18 @100	1,700,000	1,900,039
Hutchinson Community College & Area Vocational School, Higher Education, COP, 4.00%, 10/01/37, Callable 10/01/21	1,700,000	1,709,741
Johnson & Miami Counties Unified School District No. 230 Spring Hills, School District, GO UT, 5.25%, 9/01/29, Callable 9/01/21	1,500,000	1,753,260

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
Municipal Bonds — 92.5% (continued)
Johnson County Public Building Commission, Facilities, Revenue Bonds,
4.00%, 9/01/20, Callable 9/01/18	325,000	351,331
4.00%, 9/01/22, Callable 9/01/19	415,000	454,554
4.50%, 9/01/22, Callable 9/01/18	100,000	109,548
4.00%, 9/01/24, Callable 9/01/20	500,000	545,285
4.75%, 9/01/24, Callable 9/01/18	790,000	870,446
4.88%, 9/01/25, Callable 9/01/18	200,000	220,764
4.50%, 9/01/27, Callable 9/01/21	955,000	1,082,827
Johnson County Unified School District No. 231 Gardner - Edgerton, School District, GO UT, AMBAC,
5.00%, 10/01/25, Pre-refunded 10/01/16 @100	750,000	782,092
5.00%, 10/01/25, Callable 10/01/16	320,000	333,632
Johnson County Unified School District No. 512 Shawnee Mission, School District, GO UT, 5.00%, 10/01/32, Callable 10/01/25	1,000,000	1,191,090
Johnson County Water District No. 1, Water, Revenue Bonds,
3.25%, 7/01/20, Callable 7/01/18	1,440,000	1,510,416
3.25%, 12/01/30, Callable 12/01/17	3,615,000	3,629,388
Kansas Development Finance Authority, 4.50%, 4/01/22, Callable 4/01/20	225,000	252,563
Kansas Development Finance Authority, Development, Revenue Bonds,
4.00%, 6/01/17	695,000	730,188
4.00%, 10/01/20	250,000	270,098
5.00%, 2/01/22, Callable 2/01/20	555,000	637,978
4.00%, 11/01/27, Callable 11/01/19	765,000	819,766
5.00%, 11/01/28, Callable 11/01/19	2,055,000	2,345,515
5.00%, 11/01/29, Callable 11/01/19	2,060,000	2,344,342
5.00%, 6/15/31, Callable 6/15/19	2,500,000	2,787,000
4.00%, 5/01/34, Callable 5/01/22	1,000,000	1,050,150
Kansas Development Finance Authority, Facilities, Revenue Bonds, AMBAC, 5.25%, 10/01/17, Callable 11/30/15	135,000	135,347
Kansas Development Finance Authority, Facilities, Revenue Bonds, FSA,
5.13%, 11/01/25, Callable 11/01/18	100,000	112,096
5.25%, 11/01/28, Callable 11/01/18	305,000	341,957
Kansas Development Finance Authority, Facilities, Revenue Bonds, NATL-RE,
5.25%, 11/01/21, Pre-refunded 11/01/17 @100	250,000	272,198
5.25%, 11/01/26, Pre-refunded 11/01/17 @100	1,200,000	1,306,548
Kansas Development Finance Authority, GO, 4.75%, 9/01/34, Callable 9/01/19	360,000	400,630
Kansas Development Finance Authority, Higher Education, Revenue Bonds,
4.00%, 3/01/16	700,000	708,729
4.00%, 4/01/24, Callable 4/01/20	230,000	249,315
5.00%, 4/01/29, Callable 4/01/20	650,000	728,084
Kansas Development Finance Authority, Higher Education, Revenue Bonds, AMBAC, 5.00%, 10/01/21, Callable 11/30/15	205,000	207,495
Kansas Development Finance Authority, Higher Education, Revenue Bonds, XLCA, 5.00%, 2/01/26, Pre-refunded 2/01/16 @100	2,000,000	2,022,580
Kansas Development Finance Authority, Medical, Revenue Bonds,
5.25%, 11/15/21, Callable 11/15/19	1,300,000	1,515,475
5.00%, 11/15/22, Callable 11/15/15	500,000	501,675
5.00%, 11/15/22, Callable 11/15/17	260,000	282,061
5.50%, 11/15/22, Callable 11/15/19	1,000,000	1,177,330
5.00%, 11/15/24, Callable 11/15/17	1,110,000	1,201,830
5.25%, 1/01/25, Callable 1/01/20	1,500,000	1,710,930
5.00%, 5/15/25, Callable 5/15/19	1,500,000	1,671,645
5.00%, 11/15/27, Callable 11/15/19	1,000,000	1,105,800
5.50%, 11/15/29, Callable 11/15/19	1,275,000	1,457,070
5.38%, 3/01/30, Callable 3/01/20	1,000,000	1,127,190

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
Municipal Bonds — 92.5% (continued)
5.25%, 11/15/30, Callable 11/15/19	250,000	274,090
5.00%, 11/15/32, Callable 5/15/22	1,500,000	1,679,535
5.00%, 5/15/35, Callable 5/15/19	330,000	359,344
Kansas Development Finance Authority, Medical, Revenue Bonds, NATL-RE, 5.00%, 11/15/27, Callable 11/15/17	1,875,000	2,015,137
Kansas Development Finance Authority, Revenue Bonds,
5.00%, 4/01/26, Callable 4/01/23	635,000	740,334
5.00%, 4/01/31, Callable 4/01/23	1,000,000	1,135,500
5.00%, 4/01/34, Callable 4/01/23	2,000,000	2,238,520
Kansas Development Finance Authority, Transportation, Revenue Bonds,
5.00%, 10/01/16	1,585,000	1,653,409
5.00%, 10/01/21, Callable 10/01/18	1,270,000	1,423,416
4.63%, 10/01/26, Callable 10/01/18	300,000	329,730
Kansas Development Finance Authority, Transportation, Revenue Bonds, NATL-RE FGIC,
5.00%, 11/01/20, Pre-refunded 11/01/16 @100	950,000	992,911
5.00%, 11/01/21, Pre-refunded 11/01/16 @100	500,000	522,585
5.00%, 11/01/22, Pre-refunded 11/01/16 @100	200,000	209,034
4.38%, 11/01/26, Pre-refunded 11/01/16 @100	650,000	675,350
Kansas Development Finance Authority, Water, Revenue Bonds,
5.50%, 11/01/15	200,000	200,000
4.00%, 3/01/27, Callable 3/01/19	775,000	823,833
Kansas Power Pool, Power, Revenue Bonds, 5.00%, 12/01/31, Callable 12/01/20	1,000,000	1,064,380
Kansas Power Pool, Utilities, Revenue Bonds,
5.00%, 12/01/19	600,000	660,942
5.00%, 12/01/23, Callable 12/01/22	200,000	224,916
5.00%, 12/01/28, Callable 12/01/25	700,000	801,276
Kansas Rural Water Finance Authority, Water, Revenue Bonds, 4.10%, 9/01/34, Callable 3/01/21	270,000	273,470
Kansas State Department of Transportation, Transportation, Revenue Bonds,
4.30%, 9/01/21, Pre-refunded 9/01/18 @100	575,000	632,287
5.00%, 9/01/24, Pre-refunded 9/01/18 @100	1,360,000	1,522,071
Kansas Turnpike Authority, Transportation, Revenue Bonds, 4.00%, 9/01/26, Callable 9/01/20	1,000,000	1,070,580
La Cygne Public Building Commission, Facilities, Revenue Bonds, 5.00%, 11/01/29, Callable 11/01/19	375,000	420,097
Leavenworth County Unified School District No. 453, School District, GO UT, AGC,
5.25%, 9/01/23, Callable 9/01/19	60,000	69,619
5.25%, 9/01/23, Pre-refunded 9/01/19 @100	440,000	510,536
Leavenworth County Unified School District No. 453, School District, GO UT, AGM, 4.75%, 3/01/25, Callable 9/01/19	535,000	605,572
Leavenworth County Unified School District No. 458, School District, GO UT,
5.25%, 9/01/28, Pre-refunded 9/01/19 @100	1,250,000	1,442,750
5.00%, 9/01/29, Pre-refunded 9/01/19 @100	395,000	452,220
5.00%, 9/01/30, Pre-refunded 9/01/19 @100	215,000	246,145
Lyon County Public Building Commission, Facilities, Revenue Bonds, 4.00%, 12/01/21, Callable 12/01/18	500,000	533,065
Maize Public Building Commission, Revenue Bonds, 5.20%, 5/01/31, Callable 5/01/16	1,000,000	1,007,670
Marais Des Cygnes Public Utility Authority, Water, Revenue Bonds, AGC,
4.63%, 12/01/38, Callable 12/01/17	480,000	491,285
4.63%, 12/01/38, Pre-refunded 12/01/17 @100	340,000	367,809
Miami County Unified School District No. 416 Louisburg, School District, GO UT, NATL-RE, 5.00%, 9/01/20, Pre-refunded 9/01/16 @100	1,235,000	1,282,992
Mitchell County Public Building Commission, Medical, Revenue Bonds, AGM, 4.50%, 3/01/28, Callable 3/01/18	430,000	457,021
Overland Park Transportation Development District, Transportation, Revenue Bonds, 5.90%, 4/01/32, Callable 4/01/20	975,000	1,063,130

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
Municipal Bonds — 92.5% (continued)
Pawnee County Public Building Commission, Medical, Revenue Bonds, 4.00%, 2/15/31, Callable 2/15/22	145,000	147,819
Pratt County Public Building Commission, GO, 3.25%, 12/01/32, Callable 12/01/17	1,150,000	1,124,849
Puerto Rico Electric Power Authority, Power, Revenue Bonds, NATL-RE, 5.00%, 7/01/19	1,000,000	1,016,630
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, AGC, 5.25%, 7/01/36	385,000	370,693
Puerto Rico Highway & Transportation Authority, Transportation, Revenue Bonds, AGM, 5.50%, 7/01/22	630,000	639,765
Reno County Unified School District No. 308 Hutchinson, School District, GO UT, NATL-RE,
5.00%, 9/01/16	1,000,000	1,038,950
5.00%, 9/01/25, Pre-refunded 9/01/17 @100	200,000	215,034
Rice County Unified School District No. 376 Sterling, School District, GO UT, AGC,
5.25%, 9/01/35, Pre-refunded 9/01/19 @100	165,000	190,778
5.25%, 9/01/35, Pre-refunded 9/01/19 @100	335,000	387,337
Riley County Unified School District No. 383 Manhattan-Ogden, School District, GO UT,
5.00%, 9/01/23, Pre-refunded 9/01/19 @100	1,000,000	1,138,410
5.00%, 9/01/27, Pre-refunded 9/01/18 @100	1,350,000	1,495,233
Sedgwick County Public Building Commission, Facilities, Revenue Bonds,
5.00%, 8/01/23, Pre-refunded 8/01/18 @100	390,000	432,190
5.00%, 8/01/24, Pre-refunded 8/01/18 @100	100,000	110,818
5.25%, 8/01/26, Pre-refunded 8/01/18 @100	180,000	200,687
5.25%, 8/01/28, Pre-refunded 8/01/18 @100	800,000	891,944
Sedgwick County Unified School District No 259 Wichita, 3.00%, 10/01/21 (a)	500,000	539,990
Sedgwick County Unified School District No 262 Valley Center,
4.00%, 9/01/30, Callable 9/01/24	500,000	527,765
5.00%, 9/01/33, Callable 9/01/24	750,000	854,287
Sedgwick County Unified School District No. 259 Wichita, School District, GO UT,
5.00%, 10/01/21, Callable 10/01/18	970,000	1,088,369
5.00%, 10/01/21, Pre-refunded 10/01/18 @100	30,000	33,587
Sedgwick County Unified School District No. 260 Derby, School District, GO UT, 5.00%, 10/01/29, Callable 10/01/22	340,000	395,961
Sedgwick County Unified School District No. 261 Haysville, School District, GO UT, AGM,
5.00%, 11/01/19, Callable 11/01/17	20,000	21,836
5.00%, 11/01/19, Pre-refunded 11/01/17 @100	980,000	1,061,164
5.00%, 11/01/23, Callable 11/01/17	5,000	5,430
5.00%, 11/01/23, Pre-refunded 11/01/17 @100	195,000	211,150
Sedgwick County Unified School District No. 262 Valley Center, School District, GO UT, AGM, 5.00%, 9/01/24, Callable 9/01/18	745,000	825,147
Sedgwick County Unified School District No. 265 Goddard, School District, GO UT, AGC, 4.50%, 10/01/24, Callable 10/01/18	250,000	274,110
Sedgwick County Unified School District No. 266 Maize, School District, GO UT, NATL-RE, 5.00%, 9/01/19, Callable 9/01/17	500,000	541,010
Shawne County Unified School District No. 437 Auburn - Washburn, School District, GO UT, 3.95%, 9/01/28, Callable 9/01/20	825,000	898,227
State of Kansas Department of Transportation, 5.00%, 9/01/23	200,000	245,368
State of Kansas Department of Transportation, Transportation, Revenue Bonds, 5.00%, 9/01/24	500,000	619,870
Sumner County Unified School District No. 353 Wellington, School District, GO UT, BAM, 5.00%, 9/01/26, Callable 9/01/23	230,000	271,165
Topeka Public Building Commission, Facilities, Revenue Bonds, NATL-RE, 5.00%, 6/01/27, Callable 6/01/18	2,355,000	2,625,613
University of Kansas Hospital Authority, Medical, Revenue Bonds,
5.00%, 9/01/21, Callable 9/01/16	1,020,000	1,056,608
5.00%, 9/01/21, Pre-refunded 9/01/16 @100	55,000	57,137
5.00%, 9/01/30, Callable 9/01/25	350,000	403,056
5.00%, 9/01/31, Callable 9/01/25	500,000	572,615
Washburn University/Topeka KS, 3.00%, 7/01/24	170,000	179,840

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
Municipal Bonds — 92.5% (continued)
Washburn University/Topeka, Higher Education, Revenue Bonds, 5.00%, 7/01/35, Callable 7/01/25	500,000	564,490
Wyandotte County-Kansas City Unified Government, 5.00%, 9/01/24, Callable 3/01/19	800,000	897,672
Wyandotte County-Kansas City Unified Government Utility System Revenue, Utilities, Revenue Bonds, 5.00%, 9/01/32, Callable 9/01/22	1,090,000	1,217,890
Wyandotte County-Kansas City Unified Government, Facilities, GO UT, 4.00%, 8/01/31, Callable 8/01/22	930,000	982,852
Wyandotte County-Kansas City Unified Government, GO UT,
5.00%, 8/01/29, Callable 8/01/20	1,000,000	1,152,160
4.00%, 8/01/30, Callable 8/01/20	500,000	530,790
Wyandotte County-Kansas City Unified Government, Revenue Bonds,
4.60%, 10/01/16	20,000	20,236
5.00%, 12/01/21, Callable 6/01/16	230,000	231,927
5.00%, 12/01/23	570,000	670,411
4.88%, 10/01/28, Callable 10/01/16	475,000	475,337
Wyandotte County-Kansas City Unified Government, Utilities, Revenue Bonds,
4.25%, 9/01/23, Callable 3/01/20	500,000	543,130
5.00%, 9/01/27, Callable 9/01/21	1,300,000	1,500,252
Total Municipal Bonds (Cost $168,808,935)		179,158,657

	Shares
Short-Term Investments — 8.4%
Money Market Funds — 8.4%
BMO Tax-Free Money Market Fund, Class I, 0.19% (b)	5,000,000	5,000,000
Federated Tax-Free Obligations Fund, Institutional Shares, 0.01% (b)	11,327,188	11,327,188
Total Short-Term Investments (Cost $16,327,188)		16,327,188

Total Investments (Cost $185,136,123(c)) — 100.9%		$195,485,845

Liabilities in excess of other assets — (0.9)%		(1,804,934)

NET ASSETS — 100.0%		$193,680,911

(a)	When-issued security, see Notes to Financial Statements for additional information.
(b)	Represents the 7 day yield at 10/31/15.
(c)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

AMBAC — Insured by American Municipal Bond Assurance Corp.

BAM — Build America Mutual

COP — Certificate of Participation

FGIC — Insured by Financial Guaranty Insurance Corp.

FSA — Insured by Assured Guaranty Municipal (formerly Federal Security Assurance)

GNMA — Government National Mortgage Association

GO — General Obligation

NATL-RE — National Public Finance Guaranty Corp. (formerly MBIA)

UT — Unlimited Tax

XLCA — Insured by XL Capital Assurance

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Kansas Tax-Exempt Bond Fund	October 31, 2015

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$179,158,657	$—	$179,158,657
Short-Term Investments	16,327,188	—	—	16,327,188
Total Investments	$16,327,188	$179,158,657	$—	$195,485,845

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Core Plus Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
Asset-Backed Securities — 4.2%
Ally Auto Receivables Trust 2015-2, Series 2015-2, Class A3, 1.49%, 11/15/19, Callable 12/15/18	1,160,000	1,162,103
Ford Credit Auto Owner Trust 2012-A, Series 2012-A, Class B, 1.88%, 8/15/17, Callable 5/15/16	1,025,000	1,031,038
Santander Drive Auto Receivables Trust 2014-3, Series 2014-3, Class A3, 0.81%, 7/16/18, Callable 11/15/17	1,135,000	1,134,311
Santander Drive Auto Receivables Trust 2014-5, Series 2014-5, Class C, 2.46%, 6/15/20, Callable 7/15/18	775,000	777,731
Total Asset-Backed Securities (Cost $4,106,767)		4,105,183

Collateralized Mortgage Obligations — 2.3%
Commercial Mortgage Trust, Series 2015-CR27, Class A1, 1.58%, 10/10/48	1,100,000	1,099,988
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 10A1, 2.60%, 6/25/34, Callable 11/25/15 †	34,461	35,124
Fannie Mae REMICS,
Series 1994-77, Class FB, 1.70%, 4/25/24, Demand Date 11/25/2015 † (a)	30,840	31,703
Series 2002-44, Class FJ, 1.20%, 4/25/32, Demand Date 11/25/2015 † (a)	31,055	31,747
Series 2002-60, Class FV, 1.20%, 4/25/32, Demand Date 11/25/2015 † (a)	22,410	22,902
Series 2002-66, Class FG, 1.20%, 9/25/32, Demand Date 11/25/2015 † (a)	25,664	26,337
Series 2002-69, Class FA, 1.20%, 10/25/32, Demand Date 11/25/2015 † (a)	22,445	22,953
Series 2003-106, Class FA, 1.10%, 11/25/33, Demand Date 11/25/2015 † (a)	13,313	13,585
Series 2007-88, Class FW, 0.75%, 9/25/37, Demand Date 11/25/2015 † (a)	19,735	20,000
Fannie Mae Whole Loan, Series 2004-W8, Class 3A, 7.50%, 6/25/44	48,944	57,552
Freddie Mac REMICS, Series 1382, Class KA, 1.35%, 10/15/22, Callable 11/15/15, Demand Date 11/15/2015 (a)	25,257	25,899
Residential Accredit Loans, Inc., Series 2003-QS5, Class A1, 0.65%, 3/25/18, Callable 11/25/15, Demand Date 11/25/2015 † (a)	13,096	12,855
WaMu Mortgage Pass-Through Certificates, Series 2003-AR1, Class A6, 2.15%, 3/25/33, Callable 11/25/15 †	44,397	44,514
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class B, 3.86%, 3/15/48 †	775,000	788,662
Total Collateralized Mortgage Obligations (Cost $2,232,932)		2,233,821

Commercial Mortgage-Backed Securities — 3.2%
Commercial Mortgage Pass-Through Certificates, Series 2006-C7, Class A4, 5.76%, 6/10/46 †	123,088	124,346
Wells Fargo Commercial Mortgage Trust 2012-LC5, Series 2012-LC5, Class B, 4.14%, 10/15/45	790,000	827,693
Wells Fargo Commercial Mortgage Trust 2015-C26, Series 2015-C26, Class A1, 1.45%, 2/15/48	1,280,258	1,275,178
Wells Fargo Commercial Mortgage Trust 2015-C27, Series 2015-C27, Class B, 4.14%, 2/15/48	925,000	928,764
Total Commercial Mortgage-Backed Securities (Cost $3,183,384)		3,155,981

Corporate Bonds — 39.1%
Consumer Discretionary — 4.0%
Constellation Brands, Inc., 7.25%, 5/15/17	900,000	976,500
Hanesbrands, Inc., 6.38%, 12/15/20, Callable 12/15/15	1,000,000	1,040,000
Sally Holdings LLC / Sally Capital, Inc., 6.88%, 11/15/19, Callable 11/30/15	950,000	988,000
Wolverine World Wide, Inc., 6.13%, 10/15/20, Callable 10/15/16	900,000	949,500
		3,954,000
Energy — 3.6%
Chesapeake Energy Corp., 3.57%, 4/15/19, Callable 11/30/15 †	1,000,000	647,500
Duke Energy Carolinas LLC, 3.75%, 6/01/45, Callable 12/01/44	935,000	886,658
Kinder Morgan, Inc., 7.00%, 6/15/17	900,000	953,219
Tesoro Corp., 4.25%, 10/01/17, Callable 9/01/17	1,000,000	1,027,500
		3,514,877
Financials — 22.4%
American Express Co., 0.92%, 5/22/18 †	1,425,000	1,423,387
Bank of America Corp., 5.65%, 5/01/18	1,225,000	1,333,448

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Core Plus Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
Corporate Bonds — 39.1% (continued)
Financials — 22.4% (continued)
Boston Properties LP, 5.63%, 11/15/20, Callable 8/15/20	825,000	931,569
Capital One Financial Corp., 4.75%, 7/15/21	690,000	757,752
CIT Group, Inc., 5.00%, 5/15/17	925,000	955,525
DDR Corp., 7.88%, 9/01/20	785,000	952,525
First Horizon National Corp., 5.38%, 12/15/15	800,000	799,696
General Electric Capital Corp., 6.75%, 3/15/32	710,000	932,626
General Motors Financial Co., Inc., 4.75%, 8/15/17	950,000	987,553
Goldman Sachs Group, Inc. (The), 1.42%, 11/15/18 †	1,500,000	1,508,646
Hartford Financial Services Group, Inc. (The), 5.50%, 10/15/16	945,000	984,627
HCP, Inc., 2.63%, 2/01/20, Callable 11/01/19	990,000	981,599
Highwoods Realty LP, 3.20%, 6/15/21, Callable 4/15/21	820,000	807,920
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.63%, 10/15/21, Callable 10/15/16	890,000	935,986
International Lease Finance Corp., 5.75%, 5/15/16	825,000	840,988
Jefferies Group LLC, 5.13%, 4/13/18	875,000	921,079
JPMorgan Chase & Co., 7.90%, 4/29/49, Callable 4/30/18 †	1,000,000	1,040,250
Lazard Group LLC, 6.85%, 6/15/17	149,000	159,766
Morgan Stanley, 4.75%, 3/22/17	1,000,000	1,045,058
Principal Financial Group, Inc., 8.88%, 5/15/19	725,000	880,204
Prudential Financial, Inc., 5.38%, 6/21/20	835,000	937,738
Synchrony Financial, 3.00%, 8/15/19, Callable 7/15/19	610,000	616,732
Wells Fargo & Co., 0.95%, 4/23/18 †	1,350,000	1,356,623
		22,091,297
Health Care — 1.0%
CVS Health Corp., 5.13%, 7/20/45, Callable 1/20/45	925,000	995,546

Industrials — 0.7%
Burlington Northern Santa Fe LLC, 4.15%, 4/01/45, Callable 10/01/44	750,000	708,187

Information Technology — 0.6%
Microsoft Corp., 3.75%, 2/12/45, Callable 8/12/44	675,000	623,859

Materials — 1.5%
Dow Chemical Co. (The), 8.55%, 5/15/19	740,000	890,663
Rock-Tenn Co., 4.45%, 3/01/19	550,000	581,004
		1,471,667
Telecommunication Services — 3.6%
AT&T, Inc., 3.40%, 5/15/25, Callable 2/15/25	1,040,000	1,011,229
Frontier Communications Corp., 8.13%, 10/01/18	925,000	979,344
Time Warner Cable, Inc., 6.75%, 7/01/18	450,000	499,750
Verizon Communications, Inc., 6.55%, 9/15/43	850,000	1,021,039
		3,511,362
Utilities — 1.7%
Enterprise Products Operating LLC, 5.20%, 9/01/20	665,000	731,870
Exelon Generation Co. LLC, 6.20%, 10/01/17	900,000	963,163
		1,695,033
Total Corporate Bonds (Cost $38,933,908)		38,565,828

Mortgage Derivatives - IO STRIPS — 0.0% (b)
Fannie Mae Interest Strip,
Series 386, Class 2, 5.00%, 11/25/37	87,380	16,285
Series 386, Class 1, 5.00%, 11/25/37	124,715	21,289
Total Mortgage Derivatives - IO STRIPS (Cost $48,650)		37,574

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Core Plus Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
U.S. Government Agency Pass-Through Securities — 25.2%
Federal Home Loan Mortgage Corporation — 16.0%
6.00%, Pool #J01657, 4/01/21	30,220	32,518
4.50%, Pool #E02698, 6/01/25	364,043	394,223
3.00%, Pool #J19194, 5/01/27	1,440,973	1,503,775
2.47%, Pool #846367, 4/01/29, Demand Date 06/01/2016 † (a)	4,867	5,128
6.50%, Pool #C00742, 4/01/29	142,135	162,562
7.50%, Pool #G01548, 7/01/32	43,959	54,230
6.00%, Pool #G04457, 5/01/38	109,229	125,653
5.00%, Pool #A89640, 11/01/39	611,435	678,726
5.50%, Pool #G05903, 3/01/40	361,549	406,460
4.50%, Pool #C03517, 9/01/40	632,097	685,683
3.50%, Pool #Q08998, 6/01/42	1,096,534	1,143,373
3.50%, Pool #Q11547, 9/01/42	1,960,047	2,043,631
3.50%, Pool #G08554, 10/01/43	2,445,402	2,543,714
4.00%, Pool #Q29916, 11/01/44	3,029,976	3,225,152
4.00%, Pool #C09069, 11/01/44	1,529,917	1,626,783
4.00%, Pool #G08618, 12/01/44	1,102,081	1,171,870
		15,803,481
Federal National Mortgage Association — 8.3%
3.00%, Pool #AJ9355, 1/01/27	1,002,449	1,046,723
3.00%, Pool #AK6784, 3/01/27	758,015	791,499
4.50%, Pool #MA0776, 6/01/31(a)	357,075	390,270
1.99%, Pool #708318, 6/01/33, Demand Date 12/01/2015 † (a)	30,462	31,301
2.23%, Pool #759385, 1/01/34, Demand Date 01/01/2016 † (a)	52,933	56,514
2.05%, Pool #776486, 3/01/34, Demand Date 03/01/2016 † (a)	53,285	55,556
2.63%, Pool #791523, 7/01/34, Demand Date 12/01/2015 † (a)	20,925	22,065
1.90%, Pool #810896, 1/01/35, Demand Date 01/01/2016 † (a)	308,783	323,150
5.00%, Pool #735580, 6/01/35	302,700	335,207
5.50%, Pool #AD0110, 4/01/36	209,591	238,334
7.00%, Pool #979909, 5/01/38	33,045	36,409
6.00%, Pool #AD4941, 6/01/40	200,524	227,645
3.00%, Pool #AU1629, 7/01/43	2,842,263	2,881,236
3.50%, Pool #AY6497, 3/01/45	1,632,683	1,701,147
		8,137,056
Government National Mortgage Association — 0.9%
6.50%, Pool #455165, 7/15/28	160,489	184,322
6.25%, Pool #724720, 4/20/40	20,609	23,095
4.00%, Pool #4853, 11/20/40	657,541	706,046
		913,463
Total U.S. Government Agency Pass-Through Securities (Cost $24,391,048)		24,854,000

U.S. Government Agency Security — 1.5%
Federal National Mortgage Association — 1.5%
1.38%, 11/15/16	1,500,000	1,513,815
Total U.S. Government Agency Security (Cost $1,511,625)		1,513,815

U.S. Treasury Obligations — 21.9%
U.S. Treasury Bonds — 9.1%
3.88%, 8/15/40	3,300,000	3,904,913
3.00%, 5/15/42	3,875,000	3,953,306
3.63%, 2/15/44	1,000,000	1,141,823
		9,000,042

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Core Plus Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
U.S. Treasury Obligations — 21.9% (continued)
U.S. Treasury Notes — 12.8%
0.63%, 5/31/17	1,500,000	1,499,747
2.13%, 12/31/15	1,650,000	1,655,382
2.63%, 4/30/16	1,000,000	1,011,680
0.88%, 12/31/16	4,500,000	4,520,011
2.00%, 2/15/25	3,950,000	3,904,919
		12,591,739
Total U.S. Treasury Obligations (Cost $21,242,807)		21,591,781

	Shares
Investment Company — 0.6%
PowerShares Senior Loan Portfolio	25,000	575,000
Total Investment Company (Cost $615,964)		575,000

Short-Term Investment — 1.4%
Money Market Fund — 1.4%
Federated Government Obligations Fund, Institutional Shares, 0.01% (c)	1,424,468	1,424,468
Total Short-Term Investment (Cost $1,424,468)		1,424,468

Total Investments (Cost $97,691,553(d)) — 99.4%		$98,057,451

Other assets in excess of liabilities — 0.6%		618,297

NET ASSETS — 100.0%		$98,675,748

†	Variable or floating rate security. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at 10/31/15.
(a)

The demand date is either (i) the date at which the security next resets its coupon rate or (ii) the put date. The demand date, and not the stated maturity date, is used to determine the average maturity for the fund.

(b)	Amount rounds to less than 0.05%.
(c)	Represents the 7 day yield at 10/31/15.
(d)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

Summary of Abbreviations

IO — Interest Only

LLC— Limited Liability Company

LP — Limited Partnership

REMIC — Real Estate Mortgage Investment Conduit

STRIPS — Separately Traded Registered Interest and Principal of Securities.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
Boyd Watterson Core Plus Fund	October 31, 2015

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$4,105,183	$—	$4,105,183
Collateralized Mortgage Obligations	—	2,233,821	—	2,233,821
Commercial Mortgage-Backed Securities	—	3,155,981	—	3,155,981
Corporate Bonds	—	38,565,828	—	38,565,828
Investment Company	575,000	—	—	575,000
Mortgage Derivatives - IO STRIPS	—	37,574	—	37,574
U.S. Govt. Agency Pass-Through Securities	—	24,854,000	—	24,854,000
U.S. Government Agency Security	—	1,513,815	—	1,513,815
U.S. Treasury Obligations	—	21,591,781	—	21,591,781
Short-Term Investment	1,424,468	—	—	1,424,468
Total Investments	$1,999,468	$96,057,983	$—	$98,057,451

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2015

Security Description	Principal ($)	Value ($)
U.S. Treasury Inflation-Indexed Securities — 98.9%
U.S. Treasury Inflation-Indexed Bonds — 27.6%
2.00%, 1/15/26	6,000,298	6,746,195
2.38%, 1/15/27	8,363,599	9,814,650
1.75%, 1/15/28	2,106,872	2,341,961
3.63%, 4/15/28	2,593,395	3,452,880
2.50%, 1/15/29	11,049,438	13,343,135
0.75%, 2/15/42	8,828,090	7,912,926
1.38%, 2/15/44	6,984,358	7,253,095
0.75%, 2/15/45	8,875,942	7,892,709
		58,757,551
U.S. Treasury Inflation-Indexed Notes — 71.3%
2.50%, 7/15/16	2,088,812	2,129,542
0.13%, 4/15/17	23,576,970	23,572,208
0.13%, 4/15/18	19,403,420	19,428,431
0.13%, 4/15/19	7,994,658	7,985,288
1.88%, 7/15/19	1,127,352	1,204,307
1.25%, 7/15/20	961,673	1,008,473
1.13%, 1/15/21	1,688,694	1,756,758
0.63%, 7/15/21	11,071,292	11,248,676
0.13%, 1/15/22	20,596,289	20,130,463
0.13%, 7/15/22	9,330,439	9,124,152
0.13%, 1/15/23	3,944,188	3,815,513
0.38%, 7/15/23	11,172,931	11,017,918
0.63%, 1/15/24	10,908,659	10,897,794
0.13%, 7/15/24	15,507,320	14,863,611
0.25%, 1/15/25	5,735,454	5,516,079
0.38%, 7/15/25	8,271,068	8,073,604
		151,772,817
Total U.S. Treasury Inflation-Indexed Securities (Cost $214,899,696)		210,530,368

	Shares
Short-Term Investment — 2.6%
Money Market Fund — 2.6%
Federated Treasury Obligations Fund, Institutional Shares, 0.01% (a)	5,479,162	5,479,162
Total Short-Term Investment (Cost $5,479,162)		5,479,162

Total Investments (Cost $220,378,858(b)) — 101.5%		$216,009,530

Liabilities in excess of other assets — (1.5)%		(3,094,283)

NET ASSETS — 100.0%		$212,915,247

(a)	Represents the 7 day yield at 10/31/15.
(b)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(c)	Amount rounds to less than 0.05%.

See Notes to Financial Statements

American Independence Funds	Schedule of Portfolio Investments
U.S. Inflation-Indexed Fund	October 31, 2015

Number of Contracts	Futures Contract	Notional Amount($)	Unrealized Appreciation/ (Depreciation)($)
Futures Contracts — 0.0% (c)
Futures Contracts Purchased — 0.0% (c)
157	December 2015, 5-Year Treasury Note, expiration 12/31/15	18,804,424	(49,007)
50	December 2015, 10-Year Treasury Note, expiration 12/21/15	6,384,375	(26,877)
			(75,884)
Futures Contracts Sold — 0.0% (c)
(34)	December 2015, 2-Year Treasury Note, expiration 12/31/15	(7,434,311)	21,228
(43)	December 2015, Long U.S. Treasury Bond, expiration 12/21/15	(6,726,813)	35,434
(16)	December 2015, Ultra Long U.S. Treasury Bond, expiration 12/21/15	(2,556,000)	(29,035)
			27,627
			(48,257)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Inflation-Indexed Securities	$—	$210,530,368	$—	$210,530,368
Short-Term Investment	5,479,162	—	—	5,479,162
Total Investments	$5,479,162	$210,530,368	$—	$216,009,530

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts Purchased	$(75,884)	$—	$—	$(75,884)
Futures Contracts Sold	27,627	—	—	27,627
Total Other Financial Instruments	$(48,257)	$—	$—	$(48,257)

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/ depreciation.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities
October 31, 2015

	Large Cap Growth Fund	Rx Dynamic Stock Fund	JAForlines Risk-Managed Allocation Fund	International Alpha Strategies Fund
Assets
Investments, at cost	$9,611,699	$20,063,583	$63,320,455	$48,245,833
Investments, at value	$9,140,934	$21,261,619	$62,940,317	$51,367,199
Foreign currency, at value (cost at $0, $0, $0, $3)	—	—	—	3
Interest and dividends receivable	3,006	19,075	50	87,083
Receivable for capital shares issued	39,396	16,156	1,404,516	41,497
Reclaims receivable	—	—	—	124,694
Receivable from Investment Adviser	7,846	4,626	—	—
Prepaid expenses	5,066	7,288	7,385	8,934
Total assets	$9,196,248	$21,308,764	$64,352,268	$51,629,410

Liabilities
Payable for investments purchased	$237,741	$—	$629,814	$422,044
Payable for capital shares redeemed	—	62,839	348,773	—
Accrued expenses and other payables:
Investment advisory	—	—	51,658	54,268
Administration	896	4,658	10,045	5,015
Distribution and Service	461	3,046	27,845	104
Fund Accounting	2,263	3,018	1,556	3,908
Trustees	—	5	—	26
Other	22,643	42,934	28,979	36,408
Total liabilities	264,004	116,500	1,098,670	521,773
Net Assets	$8,932,244	$21,192,264	$63,253,598	$51,107,637

Composition of Net Assets
Capital	$9,688,759	$14,184,720	$63,614,367	$49,492,410
Accumulated (distributions in excess of) net investment income	1,147	83,505	98,007	737,198
Accumulated net realized gains (losses) from investment transactions	(286,897)	5,726,003	(78,638)	(2,229,093)
Net unrealized appreciation (depreciation)	(470,765)	1,198,036	(380,138)	3,107,122
Net Assets	$8,932,244	$21,192,264	$63,253,598	$51,107,637

Net Assets By Share Class
Institutional Class Shares	$6,553,797	$13,042,136	$20,028,334	$51,026,054
Class A Shares	2,316,895	3,799,391	38,019,414	81,583
Class C Shares	61,552	4,350,737	5,205,850	—
Net Assets	$8,932,244	$21,192,264	$63,253,598	$51,107,637

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	733,598	1,873,444	1,904,389	4,601,744
Class A Shares	259,518	568,817	3,620,779	7,536
Class C Shares	6,907	644,326	501,730	—

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$8.93	$6.96	$10.52	$11.09
Class A Shares	$8.93	$6.68	$10.50	$10.83
Class C Shares*	$8.91	$6.75	$10.38	$—

Maximum Sales Charge
Class A Shares	5.75%	5.75%	5.75%	5.75%
Class C Shares**	1.00%	1.00%	1.00%	N/	A

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$9.47	$7.09	$11.14	$11.49

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

See Notes to Financial Statements

American Independence Funds
Statements of Assets and Liabilities – (continued)
October 31, 2015

	Kansas Tax-Exempt Bond Fund	Boyd Watterson Core Plus Fund		U.S. Inflation- Indexed Fund
Assets
Investments, at cost	$185,136,123	$97,691,553		$220,378,858
Investments, at value	$195,485,845	$98,057,451		$216,009,530
Collateral held at broker	—	—		110,989
Interest and dividends receivable	2,046,084	731,404		358,745
Receivable for capital shares issued	178,502	24,766		375,927
Receivable for investments sold	—	62		2,558,993
Prepaid expenses	33,265	15,526		40,222
Total assets	$197,743,696	$98,829,209		$219,454,406

Liabilities
Distributions payable	$407,892	$68,017		$—
Payable for investments purchased	3,484,168	—		6,038,276
Payable for capital shares redeemed	8,818	5,244		367,501
Variation margin (See Note 8)	—	—		34,405
Accrued expenses and other payables:
Investment advisory	74,436	30,662		20,290
Administration	36,318	10,362		22,650
Distribution and Service	3,477	450		3,446
Fund Accounting	6,295	3,898		4,471
Other	41,381	34,828		48,120
Total liabilities	4,062,785	153,461		6,539,159
Net Assets	$193,680,911	$98,675,748		$212,915,247

Composition of Net Assets
Capital	$183,710,848	$97,333,160		$230,278,329
Accumulated (distributions in excess of) net investment income	73,256	3,106		259,710
Accumulated net realized gains (losses) from investment transactions	(452,915)	973,584		(13,205,207)
Net unrealized appreciation (depreciation)	10,349,722	365,898		(4,417,585)
Net Assets	$193,680,911	$98,675,748		$212,915,247

Net Assets By Share Class
Institutional Class Shares	$181,983,027	$97,493,030		$197,226,261
Premier Class Shares	—	—		603,563
Class A Shares	10,620,416	1,182,718		10,922,452
Class C Shares	1,077,468	—		4,162,971
Net Assets	$193,680,911	$98,675,748		$212,915,247

Shares Outstanding (unlimited number of shares authorized @ $0.001 par value)
Institutional Class Shares	16,385,401	8,901,591		19,015,638
Premier Class Shares	—	—		58,400
Class A Shares	956,054	107,229		1,056,694
Class C Shares	97,013	—		411,165

Net Asset Value, Offering Price and Redemption Price per share
Institutional Class Shares	$11.11	$10.95		$10.37
Premier Class Shares	$—	$—		$10.33
Class A Shares	$11.11	$11.03		$10.34
Class C Shares*	$11.11	$—		$10.12

Maximum Sales Charge
Class A Shares	4.25%	4.25%		4.25%
Class C Shares**	1.00%	N/	A	1.00%

Maximum Offering Price per share (Net Asset Value/100% minus maximum sales charge of net asset value, adjusted to the nearest cent)
Class A Shares	$11.60	$11.52		$10.80

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
**	Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

See Notes to Financial Statements

American Independence Funds
Statements of Operations
For the Year Ended October 31, 2015

	Large Cap Growth Fund*	Rx Dynamic Stock Fund	JAForlines Risk-Managed Allocation Fund	International Alpha Strategies Fund
Investment Income:
Dividend	$18,790	$837,413	$1,738,461	$1,454,086
Foreign tax withholding	—	(1,020)	—	(145,329)
Total Investment Income	18,790	836,393	1,738,461	1,308,757

Expenses:
Investment advisory	20,315	384,435	329,119	434,847
Administration	2,539	48,054	54,853	67,106
Distribution - Class A Shares	555	13,306	72,744	254
Distribution - Class C Shares	83	43,392	30,489	—
Service - Class A Shares	—	10,771	49,532	203
Service - Class C Shares	—	11,415	6,980	—
Accounting	7,264	39,637	21,964	48,087
Audit expenses	20,597	23,435	22,946	28,072
Compliance services	1,531	9,900	9,944	11,024
Custodian	337	10,031	8,100	20,461
Legal expenses	206	14,618	4,678	4,982
Shareholder Reporting	1,755	18,120	11,195	8,083
State registration expenses	8,290	31,482	31,404	13,737
Transfer Agent	9,397	100,026	77,005	28,527
Trustees	276	16,159	6,444	8,161
Insurance	747	11,950	2,796	6,647
Other	1,735	3,404	4,182	12,984
Total expenses before fee reductions	75,627	790,135	744,375	693,175
Expenses reduced by: Adviser	(52,845)	(265,308)	(173,297)	(182,712)
Distribution/service fees (Class A)	—	(6,138)	(23,776)	—
Net Expenses	22,782	518,689	547,302	510,463

Net Investment Income (Loss)	(3,992)	317,704	1,191,159	798,294

Realized and unrealized gains (losses) on investments, and foreign currency transactions:
Net realized gains (losses) from investment transactions	(286,897)	5,873,573	180,141	(2,124,405)
Net realized losses from foreign currency transactions	—	—	—	(60,448)
Net change in unrealized appreciation/depreciation from investments	(470,765)	(6,959,374)	(1,472,247)	849,927
Net change in unrealized appreciation from foreign currency translation	—	—	—	14,220
Net realized and unrealized losses	(757,662)	(1,085,801)	(1,292,106)	(1,320,706)

Net Decrease in Net Assets Resulting from Operations	$(761,654)	$(768,097)	$(100,947)	$(522,412)

*	From July 13, 2015 (commencement of operations) through October 31, 2015.

See Notes to Financial Statements

American Independence Funds
Statements of Operations – (continued)
For the Year Ended October 31, 2015

	Kansas Tax-Exempt Bond Fund	Boyd Watterson Core Plus Fund	U.S. Inflation- Indexed Fund
Investment Income:
Dividend	$1,784	$38,343	$435
Interest	7,050,161	2,674,615	1,021,162
Other income	—	1,119	—
Total Investment Income	7,051,945	2,714,077	1,021,597

Expenses:
Investment advisory	588,443	437,583	870,136
Administration	245,185	136,745	271,918
Distribution - Class A Shares	26,392	4,018	31,115
Distribution - Class C Shares	7,897	—	12,484
Service - Class A Shares	19,692	3,215	23,914
Service - Class C Shares	1,966	—	2,435
Service - Premier Class Shares	—	—	375
Accounting	83,606	54,842	58,124
Audit expenses	30,716	29,301	29,594
Compliance services	23,553	15,884	25,490
Custodian	39,018	21,408	32,348
Legal expenses	17,320	9,877	19,484
Shareholder Reporting	7,832	6,940	9,244
State registration expenses	24,360	17,391	37,605
Transfer Agent	48,573	27,049	78,553
Trustees	29,519	16,182	32,671
Insurance	21,867	11,436	24,919
Other	9,177	5,822	10,303
Total expenses before fee reductions	1,225,116	797,693	1,570,712
Expenses reduced by: Adviser	(227,660)	(298,179)	(804,280)
Distribution/service fees (Class A)	(8,665)	(1,929)	(4,786)
Net Expenses	988,791	497,585	761,646

Net Investment Income	6,063,154	2,216,492	259,951

Realized and unrealized gains (losses) on investments and futures transactions:
Net realized gains (losses) from investment transactions	(49,726)	1,130,646	1,174,161
Net realized losses from futures contracts	—	—	(140,061)
Net change in unrealized depreciation from investments	(919,941)	(1,794,602)	(4,866,098)
Net change in unrealized appreciation from futures contracts	—	—	146,564
Net realized and unrealized losses	(969,667)	(663,956)	(3,685,434)

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,093,487	$1,552,536	$(3,425,483)

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets

	Large Cap Growth Fund	Rx Dynamic Stock Fund
	Period Ended October 31, 2015*	Year Ended October 31, 2015	Year Ended October 31, 2014
Investment Operations:
Net investment income (loss)	$(3,992)	$317,704	$618,539
Net realized gains (losses)	(286,897)	5,873,573	31,343,868
Net change in unrealized appreciation/depreciation	(470,765)	(6,959,374)	(19,373,614)
Net increase (decrease) in net assets resulting from operations	(761,654)	(768,097)	12,588,793

Distributions:
From net investment income:
Institutional Class Shares	—	(397,541)	(692,061)
Class A Shares	—	(89,052)	(105,738)
Class C Shares	—	(86,312)	(38,853)
From net realized gains:
Institutional Class Shares	—	(23,762,756)	(24,357,657)
Class A Shares	—	(3,747,556)	(3,064,418)
Class C Shares	—	(3,914,057)	(1,407,700)
Decrease in net assets from distributions	—	(31,997,274)	(29,666,427)

Net increase (decrease) in net assets from capital transactions	9,693,898	(50,815,853)	(56,173,877)
Total increase (decrease) in net assets	8,932,244	(83,581,224)	(73,251,511)

Net Assets:
Beginning of year	—	104,773,488	178,024,999
End of year	$8,932,244	$21,192,264	$104,773,488
Accumulated (distributions in excess of) net investment income	$1,147	$83,505	$365,124

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$7,279,851	$1,912,627	$19,229,244
Dividends reinvested	—	22,925,146	21,932,734
Cost of shares redeemed	—	(76,180,675)	(88,310,233)
Institutional Class Shares capital transactions	7,279,851	(51,342,902)	(47,148,255)

Class A Shares
Proceeds from shares issued	2,354,411	690,988	1,592,508
Dividends reinvested	—	3,540,055	3,036,612
Cost of shares redeemed	(3,864)	(4,671,734)	(13,286,803)
Class A Shares capital transactions	2,350,547	(440,691)	(8,657,683)

Class C Shares
Proceeds from shares issued	63,500	668,393	813,416
Dividends reinvested	—	3,794,416	1,375,893
Cost of shares redeemed	—	(3,495,069)	(2,557,248)
Class C Shares capital transactions	63,500	967,740	(367,939)

Net increase (decrease) in net assets from capital transactions	$9,693,898	$(50,815,853)	$(56,173,877)

Share Transactions:
Institutional Class Shares
Issued	733,598	236,283	1,328,802
Reinvested	—	3,091,808	1,597,516
Redeemed	—	(7,476,573)	(6,181,158)
Change in Institutional Class Shares	733,598	(4,148,482)	(3,254,840)

Class A Shares
Issued	259,946	98,303	109,289
Reinvested	—	496,384	224,684
Redeemed	(428)	(587,548)	(931,146)
Change in Class A Shares	259,518	7,139	(597,173)

Class C Shares
Issued	6,907	70,330	55,650
Reinvested	—	524,225	100,554
Redeemed	—	(467,003)	(175,776)
Change in Class C Shares	6,907	127,552	(19,572)

*	From July 13, 2015 (commencement of operations) through October 31, 2015.

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	JAForlines Risk-Managed Allocation Fund		International Alpha Strategies Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Investment Operations:
Net investment income	$1,191,159	$416,001	$798,294	$1,303,325
Net realized gains (losses)	180,141	(533,600)	(2,184,853)	3,301,815
Net change in unrealized appreciation/depreciation	(1,472,247)	1,096,834	864,147	(5,108,360)
Net increase (decrease) in net assets resulting from operations	(100,947)	979,235	(522,412)	(503,220)

Distributions:
From net investment income:
Institutional Class Shares	(307,166)	(1,791)	(1,163,028)	(1,616,175)
Class A Shares	(788,566)	(30,739)	(2,886)	(5,419)
Class C Shares	(97,602)	(1,403)	—	—
From net realized gains:
Institutional Class Shares	—	—	(3,280,880)	(1,501,620)
Class A Shares	—	—	(8,594)	(5,199)
Decrease in net assets from distributions	(1,193,334)	(33,933)	(4,455,388)	(3,128,413)

Net increase (decrease) in net assets from capital transactions	33,572,796	19,218,766	1,608,064	(4,665,491)
Total increase (decrease) in net assets	32,278,515	20,164,068	(3,369,736)	(8,297,124)

Net Assets:
Beginning of year	30,975,083	10,811,015	54,477,373	62,774,497
End of year	$63,253,598	$30,975,083	$51,107,637	$54,477,373
Accumulated net investment income	$98,007	$385,910	$737,198	$1,165,603

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$17,169,586	$6,511,224	$7,686,265	$6,788,806
Dividends reinvested	243,389	1,518	2,930,308	1,806,476
Cost of shares redeemed	(3,438,094)	(7,219,934)	(8,943,169)	(13,218,290)
Institutional Class Shares capital transactions	13,974,881	(707,192)	1,673,404	(4,623,008)

Class A Shares
Proceeds from shares issued	25,108,212	23,323,978	21,555	14,265
Dividends reinvested	324,810	4,441	11,120	10,611
Cost of shares redeemed	(8,208,175)	(6,290,806)	(98,015)	(67,359)
Class A Shares capital transactions	17,224,847	17,037,613	(65,340)	(42,483)

Class C Shares
Proceeds from shares issued	2,818,490	2,987,434	—	—
Dividends reinvested	78,943	1,151	—	—
Cost of shares redeemed	(524,365)	(100,240)	—	—
Class C Shares capital transactions	2,373,068	2,888,345	—	—

Net increase (decrease) in net assets from capital transactions	$33,572,796	$19,218,766	$1,608,064	$(4,665,491)

Share Transactions:
Institutional Class Shares
Issued	1,607,554	623,900	681,344	536,720
Reinvested	22,887	147	261,035	144,923
Redeemed	(318,209)	(713,170)	(789,673)	(1,047,805)
Change in Institutional Class Shares	1,312,232	(89,123)	152,706	(366,162)

Class A Shares
Issued	2,322,334	2,259,827	1,885	1,140
Reinvested	30,749	431	1,013	861
Redeemed	(768,025)	(605,436)	(8,740)	(5,319)
Change in Class A Shares	1,585,058	1,654,822	(5,842)	(3,318)

Class C Shares
Issued	263,356	289,864	—	—
Reinvested	7,546	112	—	—
Redeemed	(49,577)	(9,671)	—	—
Change in Class C Shares	221,325	280,305	—	—

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	Kansas Tax-Exempt Bond Fund		Boyd Watterson Core Plus Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Investment Operations:
Net investment income	$6,063,154	$7,078,691	$2,216,492	$2,368,029
Net realized gains (losses)	(49,726)	(51,285)	1,130,646	756,133
Net change in unrealized appreciation/depreciation	(919,941)	6,793,700	(1,794,602)	1,101,045
Net increase in net assets resulting from operations	5,093,487	13,821,106	1,552,536	4,225,207

Distributions:
From net investment income:
Institutional Class Shares	(5,750,390)	(6,756,853)	(2,332,229)	(2,438,937)
Class A Shares	(291,422)	(293,956)	(29,267)	(31,698)
Class C Shares	(22,932)	(27,882)	—	—
From net realized gains:
Institutional Class Shares	—	—	(625,565)	(157,903)
Class A Shares	—	—	(9,516)	(2,152)
Decrease in net assets from distributions	(6,064,744)	(7,078,691)	(2,996,577)	(2,630,690)

Net decrease in net assets from capital transactions	(121,116)	(55,477,046)	(2,781,247)	(6,163,219)
Total decrease in net assets	(1,092,373)	(48,734,631)	(4,225,288)	(4,568,702)

Net Assets:
Beginning of year	194,773,284	243,507,915	102,901,036	107,469,738
End of year	$193,680,911	$194,773,284	$98,675,748	$102,901,036
Accumulated (distributions in excess of) net investment income	$73,256	$74,638	$3,106	$3,124

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$20,735,286	$22,613,683	$25,316,148	$13,649,615
Dividends reinvested	550,647	508,950	1,969,673	1,617,551
Cost of shares redeemed	(21,812,845)	(78,585,390)	(29,630,772)	(21,618,778)
Institutional Class Shares capital transactions	(526,912)	(55,462,757)	(2,344,951)	(6,351,612)

Class A Shares
Proceeds from shares issued	625,336	384,674	393,665	157,951
Dividends reinvested	232,665	233,650	38,643	33,854
Cost of shares redeemed	(370,129)	(568,689)	(868,604)	(3,412)
Class A Shares capital transactions	487,872	49,635	(436,296)	188,393

Class C Shares
Proceeds from shares issued	200,200	174,640	—	—
Dividends reinvested	16,481	25,643	—	—
Cost of shares redeemed	(298,757)	(264,207)	—	—
Class C Shares capital transactions	(82,076)	(63,924)	—	—

Net decrease in net assets from capital transactions	$(121,116)	$(55,477,046)	$(2,781,247)	$(6,163,219)

Share Transactions:
Institutional Class Shares
Issued	1,859,831	2,066,447	2,281,073	1,246,276
Reinvested	49,376	46,360	177,906	147,674
Redeemed	(1,959,478)	(7,206,449)	(2,689,895)	(1,973,641)
Change in Institutional Class Shares	(50,271)	(5,093,642)	(230,916)	(579,691)

Class A Shares
Issued	55,930	34,797	35,390	14,409
Reinvested	20,867	21,301	3,461	3,067
Redeemed	(33,258)	(52,301)	(78,183)	(308)
Change in Class A Shares	43,539	3,797	(39,332)	17,168

Class C Shares
Issued	17,932	15,985	—	—
Reinvested	1,478	2,339	—	—
Redeemed	(26,680)	(24,227)	—	—
Change in Class C Shares	(7,270)	(5,903)	—	—

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	U.S. Inflation-Indexed Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Investment Operations:
Net investment income	$259,951	$2,162,816
Net realized gains (losses)	1,034,100	(10,721,933)
Net change in unrealized appreciation/depreciation	(4,719,534)	10,273,172
Net increase (decrease) in net assets resulting from operations	(3,425,483)	1,714,055

Distributions:
From net investment income:
Institutional Class Shares	(237,166)	(2,094,564)
Premier Class Shares	(237)	(849)
Class A Shares	(15,376)	(94,513)
Class C Shares	(1,410)	(1,289)
Decrease in net assets from distributions	(254,189)	(2,191,215)

Net decrease in net assets from capital transactions	(8,139,700)	(92,705,398)
Total decrease in net assets	(11,819,372)	(93,182,558)

Net Assets:
Beginning of year	224,734,619	317,917,177
End of year	$212,915,247	$224,734,619
Accumulated net investment income	$259,710	$253,948

Capital Transactions:
Institutional Class Shares
Proceeds from shares issued	$32,500,812	$66,597,574
Dividends reinvested	235,724	2,082,131
Cost of shares redeemed	(41,574,043)	(155,615,481)
Institutional Class Shares capital transactions	(8,837,507)	(86,935,776)

Premier Class Shares
Proceeds from shares issued	511,388	215,192
Dividends reinvested	227	766
Cost of shares redeemed	(112,366)	(14,081)
Premier Class Shares capital transactions	399,249	201,877

Class A Shares
Proceeds from shares issued	1,739,512	3,849,289
Dividends reinvested	14,959	91,516
Cost of shares redeemed	(4,448,760)	(8,933,645)
Class A Shares capital transactions	(2,694,289)	(4,992,840)

Class C Shares
Proceeds from shares issued	3,262,096	354,067
Dividends reinvested	1,076	909
Cost of shares redeemed	(270,325)	(1,333,635)
Class C Shares capital transactions	2,992,847	(978,659)

Net decrease in net assets from capital transactions	$(8,139,700)	$(92,705,398)

See Notes to Financial Statements

American Independence Funds
Statements of Changes in Net Assets - (continued)

	U.S. Inflation-Indexed Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Share Transactions:
Institutional Class Shares
Issued	3,091,209	6,354,224
Reinvested	22,579	195,125
Redeemed	(3,948,365)	(14,935,560)
Change in Institutional Class Shares	(834,577)	(8,386,211)

Premier Class Shares
Issued	48,863	20,316
Reinvested	22	72
Redeemed	(10,706)	(1,354)
Change in Premier Class Shares	38,179	19,034

Class A Shares
Issued	165,969	364,526
Reinvested	1,433	8,522
Redeemed	(424,982)	(851,417)
Change in Class A Shares	(257,580)	(478,369)

Class C Shares
Issued	320,167	34,057
Reinvested	105	86
Redeemed	(26,340)	(129,685)
Change in Class C Shares	293,932	(95,542)

See Notes to Financial Statements

American Independence Funds
Financial Highlights
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations					Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*		Net realized and unrealized gains (losses)*		Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Large Cap Growth Fund

Institutional Class Shares
For the period from
7/13/2015 (c) thru 10/31/2015	$10.00	$(0.00	)^	$(1.07)		$(1.07)	$—	$—	$—	$8.93

Class A Shares
For the period from
7/13/2015 (c) thru 10/31/2015	$10.00	$(0.02)		$(1.05)		$(1.07)	$—	$—	$—	$8.93

Class C Shares
For the period from
7/13/2015 (c) thru 10/31/2015	$10.00	$(0.03)		$(1.06)		$(1.09)	$—	$—	$—	$8.91

Rx Dynamic Stock Fund

Institutional Class Shares
For the year ended
10/31/2015	$14.79	$0.10		$(0.23)		$(0.13)	$(0.10)	$(7.60)	$(7.70)	$6.96
10/31/2014	$16.25	$0.11	+	$1.19	+	$1.30	$(0.09)	$(2.67)	$(2.76)	$14.79
10/31/2013	$14.89	$0.09	+	$3.42	+	$3.51	$(0.07)	$(2.08)	$(2.15)	$16.25
10/31/2012	$13.58	$0.10	+	$1.45	+	$1.55	$(0.06)	$(0.18)	$(0.24)	$14.89
10/31/2011	$14.14	$0.06	+	$0.28	+	$0.34	$(0.04)	$(0.86)	$(0.90)	$13.58

Class A Shares
For the year ended
10/31/2015	$14.52	$0.04		$(0.19)		$(0.15)	$(0.09)	$(7.60)	$(7.69)	$6.68
10/31/2014	$16.04	$0.00	+^	$1.23	+	$1.23	$(0.08)	$(2.67)	$(2.75)	$14.52
10/31/2013	$14.76	$0.05	+	$3.37	+	$3.42	$(0.06)	$(2.08)	$(2.14)	$16.04
10/31/2012	$13.47	$0.07	+	$1.42	+	$1.49	$(0.02)	$(0.18)	$(0.20)	$14.76
10/31/2011	$14.04	$0.01	+	$0.30	+	$0.31	$(0.02)	$(0.86)	$(0.88)	$13.47

Class C Shares
For the year ended
10/31/2015	$14.63	$(0.01)		$(0.18)		$(0.19)	$(0.09)	$(7.60)	$(7.69)	$6.75
10/31/2014	$16.22	$(0.08	)+	$1.22	+	$1.14	$(0.06)	$(2.67)	$(2.73)	$14.63
10/31/2013	$14.98	$(0.06	)+	$3.42	+	$3.36	$(0.04)	$(2.08)	$(2.12)	$16.22
10/31/2012	$13.73	$(0.05	)+	$1.48	+	$1.43	$—	$(0.18)	$(0.18)	$14.98
10/31/2011	$14.38	$(0.07	)+	$0.28	+	$0.21	$(0.00)^	$(0.86)	$(0.86)	$13.73

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Per share amounts calculated based on average shares outstanding during the period.
**	Not annualized for periods less than one year.
***	Annualized for periods less than one year.
^	Rounds to less than $0.01.
+	Calculated based on ending shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**

(10.70%)	$6,554	1.09%	3.69%	(0.14%)	89%

(10.70%)	$2,317	1.35%	3.95%	(0.65%)	89%

(10.90%)	$62	1.88%	4.48%	(0.95%)	89%

(3.47%)	$13,042	1.16%	1.85%	1.10%	120%
9.42%	$89,056	1.16%	1.45%	0.57%	226%
27.35%	$150,731	1.16%	1.40%	0.67%	203%
11.70%	$126,845	1.16%	1.48%	0.67%	252%
2.27%	$122,738	1.13%	1.42%	0.48%	225%

(3.71%)	$3,799	1.50%	2.30%	0.48%	120%
9.07%	$8,154	1.54%	1.96%	0.17%	226%
26.93%	$18,592	1.48%	1.90%	0.35%	203%
11.27%	$18,345	1.48%	1.98%	0.36%	252%
2.02%	$21,428	1.42%	1.79%	0.14%	225%

(4.30%)	$4,351	2.10%	2.79%	(0.16%)	120%
8.32%	$7,563	2.16%	2.45%	(0.45%)	226%
26.04%	$8,702	2.16%	2.40%	(0.31%)	203%
10.58%	$9,126	2.16%	2.48%	(0.32%)	252%
1.27%	$11,454	2.14%	2.43%	(0.60%)	225%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations					Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*		Net realized and unrealized gains (losses)*		Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
JAForlines Risk-Managed Allocation Fund

Institutional Class Shares
For the year ended
10/31/2015	$10.69	$0.32		$(0.10)		$0.22	$(0.39)	$—	$(0.39)	$10.52
10/31/2014	$10.18	$0.21		$0.35		$0.56	$(0.05)	$—	$(0.05)	$10.69
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.01	+	$0.17	+	$0.18	$—	$—	$—	$10.18

Class A Shares
For the year ended
10/31/2015	$10.65	$0.29		$(0.10)		$0.19	$(0.34)	$—	$(0.34)	$10.50
10/31/2014	$10.18	$0.24		$0.27		$0.51	$(0.04)	$—	$(0.04)	$10.65
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$—	+	$0.18	+	$0.18	$—	$—	$—	$10.18

Class C Shares
For the year ended
10/31/2015	$10.56	$0.22		$(0.09)		$0.13	$(0.31)	$—	$(0.31)	$10.38
10/31/2014	$10.17	$0.19		$0.25		$0.44	$(0.05)	$—	$(0.05)	$10.56
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$—	+	$0.17	+	$0.17	$—	$—	$—	$10.17

International Alpha Strategies Fund

Institutional Class Shares
For the year ended
10/31/2015	$12.21	$0.17		$(0.32)		$(0.15)	$(0.24)	$(0.73)	$(0.97)	$11.09
10/30/2014	$12.99	$0.23		$(0.37)		$(0.14)	$(0.33)	$(0.31)	$(0.64)	$12.21
10/31/2013	$11.10	$0.29	+	$1.92	+	$2.21	$(0.32)	$—	$(0.32)	$12.99
10/31/2012	$10.70	$0.29	+	$0.26	+	$0.55	$(0.15)	$—	$(0.15)	$11.10
10/31/2011	$11.19	$0.24	+	$(0.71	)+	$(0.47)	$(0.02)	$—	$(0.02)	$10.70

Class A Shares
For the year ended
10/31/2015	$11.98	$0.09		$(0.28)		$(0.19)	$(0.23)	$(0.73)	$(0.96)	$10.83
10/30/2014	$12.81	$0.16		$(0.36)		$(0.20)	$(0.32)	$(0.31)	$(0.63)	$11.98
10/31/2013	$10.99	$0.22		$1.91		$2.13	$(0.31)	$—	$(0.31)	$12.81
10/31/2012	$10.61	$0.21	+	$0.28	+	$0.49	$(0.11)	$—	$(0.11)	$10.99
10/31/2011	$11.13	$0.16	+	$(0.68	)+	$(0.52)	$—	$—	$—	$10.61

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
+	Calculated based on ending shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***		Portfolio turnover rate(b)**

2.10%	$20,028	0.94%	1.33%	2.98%		98%
5.52%	$6,329	0.90%	1.73%	2.00%		166%

1.80%	$6,934	0.90%	10.18%	6.14	%****	19%

1.75%	$38,019	1.28%	1.75%	2.70%		98%
5.07%	$21,684	1.28%	2.23%	2.32%		166%

1.80%	$3,876	1.28%	10.77%	0.25%		19%

1.22%	$5,206	1.86%	2.25%	2.11%		98%
4.32%	$2,962	1.90%	2.73%	1.87%		166%

1.70%	$1	1.90%	11.36%	0.06%		19%

(1.17%)	$51,026	0.95%	1.29%	1.49%		36%
(1.10%)	$54,317	0.95%	1.30%	1.83%		77%
20.30%	$62,561	0.95%	1.30%	2.42%		107%
5.30%	$55,169	0.95%	1.25%	2.73%		88%
(4.23%)	$50,158	1.05%	1.17%	1.90%		149%

(1.56%)	$82	1.40%	1.74%	0.85%		36%
(1.61%)	$160	1.45%	1.80%	1.31%		77%
19.75%	$214	1.45%	1.80%	1.85%		107%
4.69%	$89	1.45%	1.75%	1.98%		88%
(4.67%)	$144	1.48%	1.60%	1.50%		149%

*	Per share amounts calculated based on average shares outstanding during the period.
**	Not annualized for periods less than one year.
***	Annualized for periods less than one year.
****	Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year, the ratio of net investment income is not indicative of future results.

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations					Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*		Net realized and unrealized gains (losses)*		Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
Kansas Tax-Exempt Bond Fund

Institutional Class Shares
For the year ended
10/31/2015	$11.16	$0.35		$(0.05)		$0.30	$(0.35)	$—	$(0.35)	$11.11
10/31/2014	$10.80	$0.37	+	$0.36	+	$0.73	$(0.37)	$—	$(0.37)	$11.16
10/31/2013	$11.28	$0.35	+	$(0.48	)+	$(0.13)	$(0.35)	$—	$(0.35)	$10.80
10/31/2012	$10.95	$0.36	+	$0.33	+	$0.69	$(0.36)	$—	$(0.36)	$11.28
10/31/2011	$10.96	$0.37	+	$(0.01	)+	$0.36	$(0.37)	$—	$(0.37)	$10.95

Class A Shares
For the year ended
10/31/2015	$11.16	$0.31		$(0.05)		$0.26	$(0.31)	$—	$(0.31)	$11.11
10/31/2014	$10.80	$0.33	+	$0.36	+	$0.69	$(0.33)	$—	$(0.33)	$11.16
10/31/2013	$11.28	$0.31	+	$(0.48	)+	$(0.17)	$(0.31)	$—	$(0.31)	$10.80
10/31/2012	$10.95	$0.32	+	$0.33	+	$0.65	$(0.32)	$—	$(0.32)	$11.28
10/31/2011	$10.96	$0.33	+	$(0.01	)+	$0.32	$(0.33)	$—	$(0.33)	$10.95

Class C Shares
For the year ended
10/31/2015	$11.16	$0.24		$(0.05)		$0.19	$(0.24)	$—	$(0.24)	$11.11
10/31/2014	$10.80	$0.26	+	$0.36	+	$0.62	$(0.26)	$—	$(0.26)	$11.16
10/31/2013	$11.28	$0.24	+	$(0.48	)+	$(0.24)	$(0.24)	$—	$(0.24)	$10.80
10/31/2012	$10.95	$0.25	+	$0.33	+	$0.58	$(0.25)	$—	$(0.25)	$11.28
10/31/2011	$10.96	$0.27	+	$(0.01	)+	$0.26	$(0.27)	$—	$(0.27)	$10.95

Boyd Watterson Core Plus Fund

Institutional Class Shares
For the year ended
10/31/2015	$11.09	$0.22		$(0.05)		$0.17	$(0.24)	$(0.07)	$(0.31)	$10.95
10/31/2014	$10.92	$0.25	+	$0.20	+	$0.45	$(0.26)	$(0.02)	$(0.28)	$11.09
10/31/2013	$11.32	$0.27	+	$(0.30	)+	$(0.03)	$(0.29)	$(0.08)	$(0.37)	$10.92
10/31/2012	$11.00	$0.30	+	$0.36	+	$0.66	$(0.34)	$—	$(0.34)	$11.32
10/31/2011	$11.35	$0.32	+	$(0.03	)+	$0.29	$(0.36)	$(0.28)	$(0.64)	$11.00

Class A Shares
For the year ended
10/31/2015	$11.17	$0.19		$(0.05)		$0.14	$(0.21)	$(0.07)	$(0.28)	$11.03
10/31/2014	$11.00	$0.21	+	$0.20	+	$0.41	$(0.22)	$(0.02)	$(0.24)	$11.17
10/31/2013	$11.40	$0.23	+	$(0.29	)+	$(0.06)	$(0.26)	$(0.08)	$(0.34)	$11.00
10/31/2012	$11.08	$0.27	+	$0.35	+	$0.62	$(0.30)	$—	$(0.30)	$11.40
10/31/2011	$11.42	$0.28	+	$(0.02	)+	$0.26	$(0.32)	$(0.28)	$(0.60)	$11.08

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
*	Per share amounts calculated based on average shares outstanding during the period.
**	Not annualized for periods less than one year.
***	Annualized for periods less than one year.
+	Calculated based on ending shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**

2.70%	$181,983	0.48%	0.60%	3.12%	13%
6.89%	$183,423	0.48%	0.58%	3.39%	1%
(1.13%)	$232,502	0.48%	0.55%	3.20%	8%
6.42%	$303,660	0.48%	0.54%	3.26%	13%
3.44%	$274,606	0.45%	0.54%	3.48%	8%

2.34%	$10,620	0.83%	1.03%	2.76%	13%
6.47%	$10,186	0.87%	1.08%	3.00%	1%
(1.52%)	$9,815	0.87%	1.05%	2.82%	8%
6.01%	$10,518	0.87%	1.04%	2.87%	13%
3.03%	$9,244	0.84%	1.04%	3.06%	8%

1.74%	$1,077	1.42%	1.54%	2.18%	13%
5.83%	$1,164	1.48%	1.58%	2.38%	1%
(2.11%)	$1,190	1.48%	1.55%	2.21%	8%
5.36%	$2,229	1.48%	1.54%	2.24%	13%
2.41%	$1,573	1.45%	1.54%	2.44%	8%

1.50%	$97,493	0.45%	0.72%	2.03%	68%
4.16%	$101,264	0.44%	0.71%	2.28%	61%
(0.25%)	$106,047	0.42%	0.73%	2.37%	47%
6.08%	$75,235	0.45%	0.73%	2.66%	41%
2.73%	$70,673	0.46%	0.74%	2.97%	87%

1.18%	$1,183	0.78%	1.17%	1.69%	68%
3.78%	$1,637	0.79%	1.21%	1.93%	61%
(0.57%)	$1,423	0.77%	1.23%	2.05%	47%
5.69%	$1,521	0.80%	1.23%	2.30%	41%
2.43%	$108	0.84%	1.24%	2.57%	87%

See Notes to Financial Statements

American Independence Funds
Financial Highlights - (continued)
Selected data for a share outstanding throughout the period indicated.

	Per Share Data
		Investment Operations					Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*		Net realized and unrealized gains (losses)*		Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period
U.S. Inflation-Indexed Fund

Institutional Class Shares
For the year ended
10/31/2015	$10.55	$0.02		$(0.19)		$(0.17)	$(0.01)	$—	$(0.01)	$10.37
10/30/2014	$10.51	$0.10	+	$0.04	+	$0.14	$(0.10)	$—	$(0.10)	$10.55
10/31/2013	$11.78	$0.10	+	$(0.81	)+	$(0.71)	$(0.04)	$(0.52)	$(0.56)	$10.51
10/31/2012	$11.69	$0.09	+	$0.75	+	$0.84	$(0.11)	$(0.64)	$(0.75)	$11.78
10/31/2011	$11.67	$0.32	+	$0.68	+	$1.00	$(0.33)	$(0.65)	$(0.98)	$11.69

Premier Class Shares
For the year ended
10/31/2015	$10.53	$0.07		$(0.26)		$(0.19)	$(0.01)	$—	$(0.01)	$10.33
10/30/2014	$10.51	$0.08	+	$0.04	+	$0.12	$(0.10)	$—	$(0.10)	$10.53
For the period from
4/2/2013 (c) thru 10/31/2013	$11.20	$0.01	+	$(0.69	)+	$(0.68)	$(0.01)	$—	$(0.01)	$10.51

Class A Shares
For the year ended
10/31/2015	$10.56	$(0.03)		$(0.18)		$(0.21)	$(0.01)	$—	$(0.01)	$10.34
10/30/2014	$10.54	$0.06	+	$0.03	+	$0.09	$(0.07)	$—	$(0.07)	$10.56
10/31/2013	$11.84	$0.04	+	$(0.80	)+	$(0.76)	$(0.02)	$(0.52)	$(0.54)	$10.54
10/31/2012	$11.75	$0.05	+	$0.74	+	$0.79	$(0.06)	$(0.64)	$(0.70)	$11.84
10/31/2011	$11.73	$0.30	+	$0.67	+	$0.97	$(0.30)	$(0.65)	$(0.95)	$11.75

Class C Shares
For the year ended
10/31/2015	$10.39	$(0.07)		$(0.19)		$(0.26)	$(0.01)	$—	$(0.01)	$10.12
10/30/2014	$10.37	$(0.02	)+	$0.05	+	$0.03	$(0.01)	$—	$(0.01)	$10.39
10/31/2013	$11.72	$(0.06)		$(0.75)		$(0.81)	$(0.02)	$(0.52)	$(0.54)	$10.37
10/31/2012	$11.66	$(0.02	)+	$0.75	+	$0.73	$(0.03)	$(0.64)	$(0.67)	$11.72
For the period from
5/4/2011 (c) thru 10/31/2011	$11.05	$0.15	+	$0.62	+	$0.77	$(0.16)	$—	$(0.16)	$11.66

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Date of commencement of operations.
*	Per share amounts calculated based on average shares outstanding during the period.
**	Not annualized for periods less than one year.
***	Annualized for periods less than one year.
+	Caculated based on ending shares outstanding during the period.

See Notes to Financial Statements

Ratios/Supplemental Data

Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**

(1.59%)	$197,226	0.32%	0.69%	0.15%	200%
1.36%	$209,429	0.32%	0.69%	0.87%	167%
(6.36%)	$296,810	0.32%	0.68%	0.49%	193%
7.56%	$357,238	0.32%	0.65%	0.83%	154%
9.50%	$248,883	0.32%	0.63%	3.03%	415%

(1.79%)	$604	0.42%	0.79%	0.63%	200%
1.15%	$213	0.47%	0.84%	0.81%	167%

(6.45%)	$12	0.47%	0.83%	0.10%	193%

(1.97%)	$10,922	0.72%	1.09%	(0.30%)	200%
0.88%	$13,874	0.77%	1.19%	0.51%	167%
(6.77%)	$18,888	0.77%	1.18%	0.14%	193%
7.10%	$26,891	0.77%	1.15%	0.37%	154%
9.14%	$12,448	0.66%	0.97%	2.48%	415%

(2.48%)	$4,163	1.22%	1.59%	(0.64%)	200%
0.31%	$1,218	1.32%	1.69%	(0.27%)	167%
(7.32%)	$2,207	1.32%	1.68%	(0.51%)	193%
6.53%	$5,694	1.32%	1.65%	(0.18%)	154%

7.05%	$4,795	1.32%	1.72%	(0.17%)	415%

See Notes to Financial Statements

American Independence Funds

Notes to Financial Statements
October 31, 2015

1.	Organization:

The American Independence Funds Trust (the “Trust”) was established as a Delaware business trust on October 7, 2004 as Adventus Funds Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was subsequently renamed on June 10, 2005 as Arrivato Funds Trust. Effective March 2, 2006, the name of the Trust was changed to American Independence Funds Trust in connection with the Trust’s reorganization and merger with the former American Independence Funds Trust.

As of October 31, 2015, the Trust offered seven (7) series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the funds listed below (individually, a “Fund”; collectively, the “Funds”):

Large Cap Growth Fund (commenced operations July 13, 2015)

Rx Dynamic Stock Fund (formerly Stock Fund)

JAForlines Risk-Managed Allocation Fund (formerly Risk-Managed Allocation Fund)

International Alpha Strategies Fund

Kansas Tax-Exempt Bond Fund

Boyd Watterson Core Plus Fund

U.S. Inflation-Indexed Fund

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 each. The U.S. Inflation-Indexed Fund offer four classes of shares: Class A, Class C, Institutional Class, and Premier Class. The Large Cap Growth Fund, Rx Dynamic Stock Fund, JAForlines Risk-Managed Allocation Fund, and Kansas Tax-Exempt Bond Fund offer three classes of shares: Class A, Class C, and Institutional Class. The International Alpha Strategies Fund and Boyd Watterson Core Plus Fund offer Class A and Institutional Class shares only. Each share class is identical except as to distribution and service fees borne by each class. Each share represents an equal proportionate interest in a Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires the Funds to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Funds believe that the estimates utilized in preparing the financial statements are reasonable and prudent, however, actual results could differ from these estimates.

Investment Valuation

Portfolio securities listed or traded on domestic securities exchanges or the Nasdaq are valued at the market value as of the close of regular trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time (“Valuation Time”). If there have been no sales for that day on any exchange or system for a security, the security is valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded or at the Nasdaq official closing price, if applicable. Debt securities held by a Fund generally are valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation.

American Independence Funds

Notes to Financial Statements (Con’t)

2.	Significant Accounting Policies: (Continued)

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the accompanying Statement of Operations.

Securities for which prices from the Funds’ pricing services are not readily available are valued at fair value by RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) (formerly, American Independence Financial Services, LLC) or the sub-adviser in accordance with guidelines approved by the Trust’s Board of Trustees. For securities traded principally on foreign exchanges, the Funds may use fair value pricing if an event occurs after the close of trading of the principal foreign exchange on which a security is traded, but before calculation of a Fund’s NAV, which a Fund believes affects the value of the security since its last market quotation. Such events may involve situations relating to a single issuer (such as news related to the issuer announced after the close of the principal foreign exchange), or situations relating to sectors of the market or the markets in general (such as significant fluctuations in the U.S. or foreign markets or significant changes in exchange rates, natural disasters, armed conflicts, or governmental actions). In determining whether a significant event has occurred with respect to securities traded principally in foreign markets, the Funds may engage a third party fair value service provider to systematically recommend the adjustment of closing market prices of non-U.S. securities based upon changes in a designated U.S. securities market index occurring from the time of the close of the relevant foreign market and the close of the NYSE.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820, “Fair Value Measurements and Disclosures”, establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

● Level 1 –	quoted prices in active markets for identical securities

● Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of October 31, 2015, for each Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s schedule of portfolio investments, which also includes a breakdown of the Fund’s investments by geographic, or industry concentration or type of investment.

With respect to the Funds, there were no transfers into and out of any level during the current year presented. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The valuation of a Level 3 security will be dealt with on a case by case basis and will depend upon the circumstances surrounding that security. In determining a fair value, the Funds’ Adviser will assess a value that they might reasonably expect to receive for a security upon its current sale. Methods for valuing securities may include, but are not limited to, multiple earnings; discount from market of a similar freely traded security; yield to maturity; prior market values of the security; and ratings. To determine the appropriate valuation method, the following general factors are considered: the fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; the evaluation of the forces which influence the market in which the securities are purchased and sold; and any other relevant factors.

Securities Purchased on a When-Issued Basis

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

American Independence Funds

Notes to Financial Statements (Con’t)

2.	Significant Accounting Policies: (Continued)

Investment Transactions and Related Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and/or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income and realized gain distributions from underlying investments are recognized on the ex-dividend date. Income and realized and unrealized gains and/or losses are allocated among the classes based upon the proportion of relative net assets. Realized gains and/or losses on principal payments of mortgage-backed and asset-backed securities (paydown gains and losses) are classified as part of interest income.

Expenses

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. Expenses specific to a class are charged to that class.

Distributions to Shareholders

Distributions from net investment income for the Kansas Tax-Exempt Bond Fund and Boyd Watterson Core Plus Fund are declared daily and paid monthly. Distributions from net investment income, if any, for the U.S. Inflation-Indexed Fund are declared and paid monthly. Distributions from net investment income, if any, for the JAForlines Risk Managed Allocation Fund are declared and paid quarterly. Distributions from net investment income, if any, for the Large Cap Growth Fund, Rx Dynamic Stock Fund, and International Alpha Strategies Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses.

These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions to shareholders, which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

Recent Developments and Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

American Independence Funds

Notes to Financial Statements (Con’t)

3.	Related Party Transactions:

RiskX Investments serves as the investment adviser to the Funds pursuant to an investment advisory agreement between the Trust and RiskX Investments, under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the percentages of each Fund’s average daily net assets as indicated in the table below. The Adviser is responsible for the investment management oversight in its role as investment adviser to all of the Funds.

Fees
Large Cap Growth Fund	1.00%
Rx Dynamic Stock Fund	1.00%
JAForlines Risk-Managed Allocation Fund	0.75%
International Alpha Strategies Fund	0.81%
Kansas Tax-Exempt Bond Fund	0.30%
Boyd Watterson Core Plus Fund	0.40%
U.S. Inflation-Indexed Fund	0.40%

American Independence Financial Services, LLC (“American Independence”) had been the investment adviser to the Trust on behalf of the Funds pursuant to an investment advisory agreement dated July 23, 2010, as amended through April 29, 2015 (the “Original Advisory Agreement”). On May 8, 2015, American Independence entered into a definitive agreement with FolioMetrix LLC (“Folio”) and FolioMetrix Funding LLC (“Funding”) whereby Folio would sell its assets to American Independence and Funding would enter into various loans with American Independence for the purpose of funding such acquisition (the “Transaction”). The Original Advisory Agreement was terminated in accordance with its terms and pursuant to the 1940 Act on July 31, 2015 upon closing of the Transaction, and at which time American Independence became known as RiskX Investments, LLC (“RiskX Investments”). On August 1, 2015, an Interim Investment Advisory Agreement was entered into between RiskX Investments and the Trust on behalf of the Funds. In addition, each Investment Sub-Advisory Agreement, between American Independence and (a) J.A. Forlines, LLC on behalf of the JAForlines Risk-Managed Allocation Fund; (b) Navellier & Associates, Inc. on behalf of the International Alpha Strategies Fund and Large Cap Growth Fund; (c) Boyd Watterson Asset Management, LLC on behalf of the Boyd Watterson Short-Term Enhanced Bond Fund and the Boyd Watterson Core Plus Fund; and (d) Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Indexed Fund was terminated. At a meeting held on March 18 and 19, 2015, the Board of Trustees, including the Independent Trustees, approved an Interim Investment Advisory Agreement and Interim Investment Sub-Advisory Agreements as well as a New Investment Advisory Agreement and New Investment Sub-Advisory Agreements (the “New Agreements”), to be effective upon the approval by each Fund’s shareholders. Please see “Subsequent Events” for further information regarding the approval of the New Agreements by Shareholders.

The Trust has engaged Navellier & Associates, Inc. (“Navellier”) as sub-adviser for the Large Cap Growth Fund and International Alpha Strategies Fund, J.A. Forlines, LLC (“JAF”) as the sub-adviser for the JAForlines Risk-Managed Allocation Fund, Boyd Watterson Asset Management, LLC (“Boyd Watterson”) as sub-adviser for the Boyd Watterson Core Plus Fund, and Fischer Francis Trees & Watts, Inc., and its affiliate in London (“FFTW”), as sub-adviser for the U.S. Inflation-Indexed Fund. The Board of Trustees has approved each of these agreements on behalf of the Trust (please see “Approval of Investment Advisory and Sub-Advisory Agreements” under “Additional Fund Information” for more information). RiskX Investments is responsible for the investment management oversight in its role as adviser to all of the Funds and is responsible for overseeing the sub-advisory relationships. The portfolio managers or investment teams at each sub-adviser are responsible for the day-to-day management of the respective Fund. The sub-advisers are paid a fee by RiskX Investments out of the advisory fees received. Additional information about each sub-adviser is noted below.

Navellier (sub-adviser to the Large Cap Growth Fund and International Alpha Strategies Fund) is headquartered at 1 East Liberty, Suite 504, Reno, Nevada, 89501. The agreement between RiskX Investments and Navellier on behalf of the Trust was approved by Trustees at a meeting held on December 13, 2013 and by shareholders at a special meeting held May 23, 2014 for the International Alpha Strategies Fund. The agreement between RiskX Investments and Navellier on behalf of the Trust was approved by Trustees at a meeting held on April 29, 2015 for the Large Cap Growth Fund.

JAF (sub-adviser to the JAForlines Risk-Managed Allocation Fund) is located at 63 Forest Avenue, Suite #1, Locust Valley, New York, 11560. The agreement between RiskX Investments and J.A. Forlines, LLC on behalf of the Trust was approved by Trustees at a meeting held on June 14, 2013.

American Independence Funds

Notes to Financial Statements (Con’t)

3.	Related Party Transactions: (Continued)

Boyd Watterson (sub-adviser to the Boyd Watterson Core Plus Fund) is headquartered at 1801 E. 9th St., Suite 1400, Cleveland, Ohio 44114 and it is a wholly owned subsidiary of Titanium Asset Management Corporation, located at 777 E. Wisconsin Ave., Suite 2350, Milwaukee, Wisconsin 53202. The agreement between RiskX Investments and BWAM on behalf of the Trust was approved by shareholders at a special meeting held on September 5, 2014.

FFTW’s (sub-adviser to the U.S. Inflation-Indexed Fund) New York offices are located at 200 Park Avenue, New York, New York 10166. FFTW is a wholly-owned subsidiary of BNP Paribas Investment Partners USA Holdings Inc. (“BNPP IP USA”), a New York corporation. BNPP IP USA is indirectly owned by BNP Paribas, which is a publicly owned banking corporation organized under the laws of the Republic of France. The agreement between FFTW and RiskX Investments on behalf of the Trust was approved by shareholders at a meeting held on May 9, 2008.

Pursuant to the expense limitation agreement, RiskX Investments has contractually agreed to waive a portion of its management fee and to reimburse expenses in order to maintain the Funds’ total operating expenses (excluding taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses or short sale dividend and interest expenses) at not more than the following percentages of average annual net assets effective through the dates footnoted:

Fund	Institutional Class	Class A	Class C	Premier Class
Large Cap Growth Fund	1.09%(1)	1.47%(1)	2.09%(1)	N/A
Rx Dynamic Stock Fund	1.16%(2)	1.55%(2)	2.16%(2)	N/A
JAForlines Risk-Managed Allocation Fund	0.95%(2)	1.33%(2)	1.95%(2)	N/A
International Alpha Strategies Fund	0.95%(2)	1.45%(2)	N/A	N/A
Kansas Tax-Exempt Bond Fund	0.48%(2)	0.87%(2)	1.48%(2)	N/A
Boyd Watterson Core Plus Fund	0.45%(2)	0.80%(2)	N/A	N/A
U.S. Inflation-Indexed Fund	0.32%(2)	0.77%(2)	1.32%(2)	0.47%(2)

(1)	Effective through March 1, 2017
(2)	Effective through March 1, 2016

The total operating expenses of the Funds noted below was maintained at the following levels as indicated (all other Funds were maintained at the same level as in the table above):

Fund	Period	Institutional Class	Class A	Class C
Rx Dynamic Stock Fund	Prior to March 1, 2015	1.16%	1.54%	2.16%
JAForlines Risk-Managed Allocation Fund	Prior to March 1, 2015	0.90%	1.28%	1.90%

Under the terms of the expense limitation agreement, any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent total annual operating expenses (excluding any taxes, interest expenses relating to dividends on short sales, brokerage fees and non-routine expenses) for a fiscal year do not exceed the expense limit that was in place at the time the fees were waived or expenses were assumed. The Adviser shall only be entitled to recoup amounts for a period of three years from the date such amount was waived or reimbursed.

The following table presents amounts eligible for recovery at October 31, 2015:

	Large Cap Growth Fund	Rx Dynamic Stock Fund	JAForlines Risk-Managed Allocation Fund	International Alpha Strategies Fund
For eligible expense reimbursements expiring:
October 31, 2016	$—	$396,489	$32,376	$202,350
October 31, 2017	—	384,678	154,147	216,241
October 31, 2018	52,845	265,308	173,297	182,712
	$52,845	$1,046,475	$359,820	$601,303

American Independence Funds

Notes to Financial Statements (Con’t)

3.	Related Party Transactions: (Continued)

	Kansas Tax-Exempt Bond Fund	Boyd Watterson Core Plus Fund	U.S. Inflation- Indexed Fund
For eligible expense reimbursements expiring:
October 31, 2016	$218,447	$139,233	$1,292,166
October 31, 2017	214,667	283,203	940,374
October 31, 2018	227,660	298,179	804,280
	$660,774	$720,615	$3,036,820

RiskX Investments also provides certain administrative services necessary for the Funds’ operations. The Funds are charged a fee for the services provided, and this fee is calculated based on each Fund’s average daily net assets at an annual rate of 0.125%.

RiskX Investments has entered into an agreement with UMB Fund Services, Inc. (“UMBFS”) whereby UMBFS provides the Funds with sub-administration services pursuant to a sub-administrative services agreement approved by the Board. For the services it provides, UMBFS earns a fee based on the aggregate net assets of all Funds in the Trust. RiskX Investments pays UMBFS and not the Funds.

Other principal service providers of the Funds include the following:

Pursuant to the Fund Accounting Services Agreement, UMBFS serves as the Trust’s fund accounting agent.

Matrix Capital Group, Inc. serves as the Funds’ distributor pursuant to a distribution agreement approved by the Board.

Boston Financial Data Services, Inc. serves as the funds’ transfer agent and dividend disbursing agent.

INTRUST Bank NA, serves as the custodian for the Large Cap Growth Fund, Rx Dynamic Stock Fund, JAForlines Risk-Managed Allocation Fund, Kansas Tax-Exempt Bond Fund, and Boyd Watterson Core Plus Fund.

UMB Bank NA serves as the custodian for the International Alpha Strategies Fund and U.S. Inflation-Indexed Fund.

The Trust has contracted with Compliance Solutions Associates LLC (“CSA”) to provide services with respect to the monitoring of the Trust’s compliance program pursuant to rule 38a-1 of the 1940 Act. CSA has designated Thaddeus (“Ted”) Leszczynksi as the Trust’s Chief Compliance Officer. For these services, the Trust pays CSA a monthly fee, plus any out-of-pocket expenses. The fees are allocated amongst the funds by first allocating half the fees evenly across the funds and then the other half on a pro rata basis based on average net assets. Mr. Leszczynski is also an employee of RiskX Investments and serves as its Chief Compliance Officer.

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A shares and Class C shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets, and up to 1.00% of its Class C share assets. These fees consist of up to 0.25% for shareholder services of the Class A assets and Class C assets, and up to 0.25% for distribution expenses, as defined by FINRA, of Class A assets and up to 0.75% of Class C assets.

During the fiscal year ended October 31, 2015, a portion of the distribution or service fees were waived by the Adviser for the Class A shares assets. The Rx Dynamic Stock Fund assessed 0.13% for the period November 1, 2014 through February 28, 2015 and assessed 0.14% for the period March 1, 2015 through October 31, 2015 of the Class A shares’ distribution fees. All other Funds assessed the full 0.25% of distribution fees. For the fiscal year, the Rx Dynamic Stock Fund, JAForlines Risk-Managed Allocation Fund, Kansas Tax-Exempt Bond Fund, Boyd Watterson Core Plus Fund, U.S. Inflation-Indexed Fund and Large Cap Growth Fund were assessing 0.25%, 0.13%, 0.14%, 0.10%, 0.20% and 0.13%, respectively, of the shareholder services fees. From August 1, 2015 through October 31, 2015, all Funds were not assessing shareholder services fees due to the termination of the Shareholder Services Agreement between the Trust and the Adviser upon the change in control of American Independence Financial Services, LLC.

The Trust, on behalf of the U.S. Inflation-Indexed Fund, has adopted a non-12b-1 Shareholder Servicing Plan that allows its Premier Class Shares to pay a shareholder servicing fee from its assets for any activities relating to certain shareholder account administrative and servicing functions to agents. The expenditures to be made by the Fund pursuant to this Plan shall not exceed an annual rate of 0.15% of the average daily value of net assets represented by such shares. From August 1, 2015 through October 31, 2015, the Fund was not assessing shareholder services fees due to the termination of the Shareholder Services Agreement between the Trust and the Adviser upon the change in control of American Independence Financial Services, LLC.

American Independence Funds

Notes to Financial Statements (Con’t)

3.	Related Party Transactions: (Continued)

Shareholder services fees on Class A shares of the Funds and Premier Class shares of the U.S. Inflation-Indexed Fund paid to RiskX Investments for the period ended October 31, 2015 were as follows:

	Class A	Premier Class
Rx Dynamic Stock Fund	$7,585	$	N/	A
JAForlines Risk-Managed Allocation Fund	28,071		N/	A
International Alpha Strategies Fund	236		N/	A
Kansas Tax-Exempt Bond Fund	12,233		N/	A
Boyd Watterson Core Plus Fund	11,428		N/	A
U.S. Inflation-Indexed Fund	21,526		384
Large Cap Growth Fund	—		N/	A

4.	Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series. Establishment and offering of additional Funds will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. In any liquidation of a Fund, each shareholder is entitled to receive his/her pro rata share of the net assets of that Fund. For the financial reporting purposes shareholder transactions are accounted for on trade date on the last business day of the reporting period.

5.	Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities, options, futures, and U.S. Government securities) for the year ended October 31, 2015 were as follows:

	Purchases	Sales
Large Cap Growth Fund	$15,631,293	$6,192,972
Rx Dynamic Stock Fund	46,287,895	127,954,425
JAForlines Risk-Managed Allocation Fund	67,936,332	41,087,035
International Alpha Strategies Fund	19,125,165	21,014,151
Kansas Tax-Exempt Bond Fund	22,893,559	26,743,060
Boyd Watterson Core Plus Fund	26,093,369	23,963,322

The cost of purchases and the proceeds from sales of U.S. Government securities for the year ended October 31, 2015 were as follows:

	Purchases	Sales
Boyd Watterson Core Plus Fund	$43,222,065	$47,233,272
U.S. Inflation-Indexed Fund	416,255,199	422,235,471

6.	Concentration of Credit Risk:

The Kansas Tax-Exempt Bond Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

American Independence Funds

Notes to Financial Statements (Con’t)

7.	Federal Income Tax Information:

FASB ASC Topic 740, Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”), requires an evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2012-2015 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of, and during the fiscal year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as RICs and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended October 31, 2015, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Paid In Capital
Large Cap Growth Fund	$5,139	$—	$(5,139)
Rx Dynamic Stock Fund	(26,418)	26,418	—
JAForlines Risk-Managed Allocation Fund	(285,728)	285,727	1
International Alpha Strategies Fund	(60,785)	60,785	—
Kansas Tax-Exempt Bond Fund	208	(208)	—
Boyd Watterson Core Plus Fund	144,986	(144,987)	1
U.S. Inflation-Indexed Fund	—	(1)	1

At October 31 2015, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Large Cap Growth Fund	$9,620,799	$226,553	$(706,418)	$(479,865)
Rx Dynamic Stock Fund	20,217,118	1,793,627	(749,126)	1,044,501
JAForlines Risk-Managed Allocation Fund	63,344,348	1,226,892	(1,630,923)	(404,031)
International Alpha Strategies Fund	48,339,493	5,888,941	(2,861,235)	3,027,706
Kansas Tax-Exempt Bond Fund	185,136,123	10,564,609	(214,887)	10,349,722
Boyd Watterson Core Plus Fund	97,722,970	1,318,574	(984,093)	334,481
U.S. Inflation-Indexed Fund	220,956,716	57,436	(5,004,622)	(4,947,186)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

American Independence Funds

Notes to Financial Statements (Con’t)

7.	Federal Income Tax Information: (Continued)

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 were as follows:

	Large Cap Growth Fund	Rx Dynamic Stock Fund		JAForlines Risk-Managed Allocation Fund
	Period Ended October 31, 2015	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Distributions paid from:
Ordinary Income	$—	$16,762,720	$22,743,789	$1,193,334	$33,933
Net long-term capital gains	—	15,234,554	6,922,638	—	—
Total taxable distributions	—	31,997,274	29,666,427	1,193,334	33,933
Tax exempt dividends	—	—	—	—	—
Total distributions paid	$—	$31,997,274	$29,666,427	$1,193,334	$33,933

	International Alpha Strategies Fund		Kansas Tax-Exempt Bond Fund		Boyd Watterson Core Plus Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Distributions paid from:
Ordinary Income	$1,565,657	$1,621,594	$—	$—	$2,832,996	$2,470,635
Net long-term capital gains	2,889,731	1,506,819	—	—	163,581	160,055
Total taxable distributions	4,455,388	3,128,413	—	—	2,996,577	2,630,690
Tax exempt dividends	—	—	6,064,744	7,078,691	—	—
Total distributions paid	$4,455,388	$3,128,413	$6,064,744	$7,078,691	$2,996,577	$2,630,690

	U.S. Inflation-Indexed Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
Distributions paid from:
Ordinary Income	$254,189	$2,191,215
Net long-term capital gains	—	—
Total taxable distributions	254,189	2,191,215
Tax exempt dividends	—	—
Total distributions paid	$254,189	$2,191,215

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Large Cap Growth Fund	Rx Dynamic Stock Fund	JAForlines Risk-Managed Allocation Fund	International Alpha Strategies Fund
Undistributed ordinary income	$1,147	$2,773,764	$98,007	$737,198
Undistributed long-term capital gains	—	3,189,279	—	—
Tax accumulated earnings	1,147	5,963,043	98,007	737,198
Accumulated capital and other losses	(277,797)	—	(54,745)	(2,135,433)
Unrealized appreciation (depreciation) on investments	(479,865)	1,044,501	(404,031)	3,027,706
Unrealized appreciation (depreciation) on foreign currency	—	—	—	(14,244)
Total accumulated earnings (deficit)	$(756,515)	$7,007,544	$(360,769)	$1,615,227

American Independence Funds

Notes to Financial Statements (Con’t)

7.	Federal Income Tax Information: (Continued)

	Kansas Tax-Exempt Bond Fund	Boyd Watterson Core Plus Fund	U.S. Inflation- Indexed Fund
Undistributed ordinary income	$73,256	$237,949	$259,710
Undistributed long-term capital gains	—	770,158	—
Tax accumulated earnings	73,256	1,008,107	259,710
Accumulated capital and other losses	(452,915)	—	(12,675,606)
Unrealized appreciation (depreciation) on investments	10,349,722	334,481	(4,947,186)
Unrealized appreciation (depreciation) on foreign currency	—	—	—
Total accumulated earnings (deficit)	$9,970,063	$1,342,588	$(17,363,082)

As of October 31, 2015, the following Funds had net capital loss carryforwards which are available to offset future net capital gains, if any:

	Large Cap Growth Fund	Rx Dynamic Stock Fund	JAForlines Risk-Managed Allocation Fund	International Alpha Strategies Fund	Kansas Tax-Exempt Bond Fund	Boyd Watterson Core Plus Fund	U.S. Inflation- Indexed Fund
For losses expiring October 31,
2018	$—	$—	$—	$—	$48,637	$—	$—
2019	—	—	—	—	303,059	—	—
Not subject to expiration:
Short-term	277,797	—	54,745	2,135,433	51,285	—	2,463,007
Long-term	—	—	—	—	49,934	—	10,212,599
	$277,797	$—	$54,745	$2,135,433	$452,915	$—	$12,675,606

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended October 31, 2015, the JAForlines Risk-Managed Allocation Fund utilized $410,338 of its capital loss carryover.

Under The Regulated Investment Company Modernization Act of 2010 (the “Act”), capital losses incurred during the fiscal years beginning after the enactment date of the Act (December 22, 2010) are carried forward indefinitely and retain the character of the original loss. However, any remaining pre-enactment capital loss carryovers may expire unused, since the post-enactment capital losses are utilized before pre-enactment capital loss carryovers according to the Act.

8.	Financial Futures Contracts:

The Funds, except for Kansas Tax-Exempt Bond Fund, may enter into financial futures contracts to hedge their interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation of the price of futures contracts with the underlying interest rate risk.

Investments in financial futures contracts require the Funds to “mark to market” open positions on a daily basis, in order to reflect the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. The details of each Fund’s open futures contracts at October 31, 2015 (where applicable) are contained at the end of that Fund’s Schedule of Portfolio Investments.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

American Independence Funds

Notes to Financial Statements (Con’t)

9.	Options Transactions:

For hedging purposes, certain Funds (Large Cap Growth Fund, Rx Dynamic Stock Fund, JAForlines Risk-Managed Allocation Fund, Boyd Watterson Core Plus Fund, and U.S. Inflation-Indexed Fund) may purchase put and call options and write covered put and call options on securities in which each Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions (i.e., over-the-counter (OTC) options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

The Funds may write put and call options on securities only if they are covered and such options must remain covered as long as the Fund is obligated as a writer. A call option is covered if a Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if a Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian.

The risk associated with purchasing an option is limited to the premium paid, whether or not the option is exercised. In addition, each Fund bears the risk of a change in the market value of the underlying securities should the counterparty to the option contract fail to perform.

Purchased put and call options are accounted for in the same manner as portfolio securities. Investments in option contracts require a Fund to “mark to market” option contracts on a daily basis, in order to reflect the change in the market value of the contracts at the close of each day’s trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Fund writes an option, the premium received by such Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by a Fund. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in a Fund’s selling or buying a security or currency at a price different from the current market value. There were no open options contracts at October 31, 2015 for any of the Funds.

10.	Investments in Derivatives:

The Funds, except for the Kansas Tax-Exempt Bond Fund, may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount.

Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.

American Independence Funds

Notes to Financial Statements (Con’t)

10.	Investments in Derivatives: (Continued)

The following table sets forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2015. The values in the table below exclude the effects of cash collateral received or posted pursuant to derivative contracts, and therefore are not representative of the Fund’s net exposure.

Fund	Risk	Statements of Assets and Liabilities Location	Derivative Assets	Statements of Assets and Liabilities Location	Derivative Liabilities
U.S. Inflation-Indexed Fund	Interest rate	Variation margin	$—	Variation margin	$34,405

The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the year ended October 31, 2015. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations Location	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)	Average Notional Value(a)
U.S. Inflation-Indexed Fund	Interest rate	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$(140,061)	$146,564	286	$38,910,674

(a)	Average number of contracts and average notional value is based on the average of quarter end balances for the period October 31, 2014 to October 31, 2015.

11.	Segregation of Assets:

Fund policy requires the custodian to segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Funds’ custodians have been instructed to segregate all assets on a settled basis. A Fund will not enter into transactions deemed to create leverage in excess of the Fund’s ability to segregate up to 100% of its settled liquid assets.

12.	Cash Concentration:

At times, the Funds maintain cash balances at financial institutions in excess of Federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

13.	Subsequent Events:

Portfolio Management Changes (Rx Dynamic Stock Fund). At a Board meeting held on December 11, 2015, RiskX Investments recommended to the Trustees of the Board that the Rx Dynamic Stock Fund change its investment strategy with respect to using a value-oriented approach to using a growth-oriented approach. There will be no change to the Fund’s investment objective and the Fund’s other investment strategies will remain the same at this time. In addition, the management team of Messrs. Baird, Hansen, Rubin and Wruble has changed and the Fund is now managed solely by Mr. Wruble, the Chief Investment Officer of RiskX Investments, LLC.

Special Meeting of Shareholders (All Funds). A Special Meeting of Shareholders was held on November 20, 2015 (the “Meeting”) to approve certain proposals as provided further below. All proposals passed with respect to each Fund except for Proposals 1 and Proposal 2a with respect to the JAForlines Risk-Managed Allocation Fund, for which the Meeting was adjourned to November 27, 2015 (together with the Meeting, called the “Meetings”).

Approval of Investment Advisory Agreement. The shareholders of each Fund in the Trust approved the proposed Investment Advisory Agreement between the Trust and RiskX Investments due to the change in control of the Adviser (see Note 3 Related Party Transactions for additional information).

American Independence Funds

Notes to Financial Statements (Con’t)

13.	Subsequent Events: (Continued)

Approval of Investment Sub-Advisory Agreements. In addition, the shareholders of the JAForlines Risk-Managed Allocation Fund, the International Alpha Strategies Fund, the Boyd Watterson Core Plus Fund and the U.S. Inflation-Indexed Fund approved the proposed Investment Sub-Advisory Agreements between RiskX Investments and (i) J.A. Forlines Global, LLC (JAForlines Risk-Managed Allocation Fund); (ii) Navellier & Associates, Inc. (International Alpha Strategies Fund and Large Cap Growth Fund); (iii) Boyd Watterson Asset Management, LLC (Boyd Watterson Core Plus Fund); and (iv) Fischer Francis Trees & Watts, Inc. (U.S. Inflation-Indexed Fund). Shareholders of these Funds were asked to approve the respective Investment Sub-Advisory Agreements due to the change in control of the Adviser (see Note 3 Related Party Transactions for additional information).

Approval of the Investment Sub-Advisory Agreement between RiskX Investments and Arrivato Asset Management, LLC on behalf of the Kansas Tax-Exempt Bond Fund. At the same Meeting, shareholders of the Kansas Tax-Exempt Bond Fund approved an Investment Sub-Advisory Agreement between RiskX Investments and Arrivato Asset Management, LLC, a wholly-owned subsidiary of the Adviser. The portfolio manager, Mr. Robert Campbell, remains the same.

Election of Trustees to the Trust’s Board. In addition to the proposals discussed above, shareholders of the Trust elected the following Trustees to the Board of the Trust at the Meeting: Mr. Jeff Haas, Mr. Tom Kice, Mr. Pete Ochs, Mr. George Mileusnic and Ms. Darlene DeRemer. Messrs. Haas, Kice, Ochs and Mileusnic are Independent Trustees and were re-elected by shareholders. Ms. DeRemer replaced Mr. John Pileggi as the Interested Trustee of the Board. Mr. Terry Carter, former Trustee of the Trust, resigned effective September 30, 2015.

The results of the Meetings are provided below:

Proposal 1 – Approval of a new Investment Advisory Agreement between each Fund and RiskX Investments, LLC (“RiskX Investments”).

Fund	Shares Voted In Favor	Shares Voted Against	Shares Abstained	% in Favor
Rx Dynamic Stock Fund	1,132,117	26,219	18,948	67.91%
JAForlines Risk-Managed Allocation Fund	2,861,716	59,616	31,275	51.05%
International Alpha Strategies Fund	4,486,229	12,752	—	99.35%
Kansas Tax-Exempt Bond Fund	15,595,377	65,626	6,812	92.13%
Boyd Watterson Core Plus Fund	8,727,826	—	—	99.80%
U.S. Inflation-Indexed Fund	11,330,524	916	16,548	78.27%
Large Cap Growth Fund	668,201	—	1,112	77.98%

Proposal 2 – Approval of New Sub-Advisory Agreements with Existing Sub-Advisers

a.	New Investment Sub-Advisory Agreement between RiskX Investments, LLC (“RiskX Investments”) and J.A. Forlines Global, LLC. (Existing sub-adviser).

Fund	Shares Voted In Favor	Shares Voted Against	Shares Abstained	% in Favor
JAForlines Risk-Managed Allocation Fund	2,856,928	63,158	32,521	50.96%

b.	New Investment Sub-Advisory Agreement between RiskX Investments and Navellier & Associates, Inc. (Existing sub-adviser).

Fund	Shares Voted In Favor	Shares Voted Against	Shares Abstained	% in Favor
International Alpha Strategies Fund	4,486,229	12,572	—	99.35%
Large Cap Growth Fund	668,201	—	1,112	77.98%

c.	Investment Sub-Advisory Agreement between RiskX Investments and Boyd Watterson Asset Management, LLC. (Existing sub-adviser).

Fund	Shares Voted In Favor	Shares Voted Against	Shares Abstained	% in Favor
Boyd Watterson Core Plus Fund	8,727,826	—	—	99.80%

American Independence Funds

Notes to Financial Statements (Con’t)

13.	Subsequent Events: (Continued)

d.	Investment sub-advisory agreement between RiskX Investments and Fischer Francis Trees and Watts, Inc. (Existing sub-adviser).

Fund	Shares Voted In Favor	Shares Voted Against	Shares Abstained	% in Favor
U.S. Inflation-Indexed Fund	11,330,524	916	16,548	78.27%

Proposal 3 – To approve a new investment sub-advisory agreement between RiskX Investments and Arrivato Asset Management, LLC (New sub-adviser).

Fund	Shares Voted In Favor	Shares Voted Against	Shares Abstained	% in Favor
Kansas Tax-Exempt Bond Fund	15,567,793	93,210	6,812	91.96%

Proposal 4 – The election of five Trustees, one of which is an Interested Trustee.

Independent Trustees:	Jeff Haas			Thomas Kice
Fund Name	Shares Voted For	Shares Abstained	% Voted For	Shares Voted For	Shares Abstained	% Voted For
Rx Dynamic Stock Fund	1,568,238	98,754	94.08%	1,568,238	98,754	94.08%
International Alpha Strategies Fund	4,502,882	12,752	99.72%	4,502,882	12,752	99.72%
Boyd Watterson Core Plus Fund	8,745,371	—	100.00%	8,745,371	—	100.00%
Kansas Tax-Exempt Bond Fund	16,888,796	39,666	99.77%	16,861,212	67,250	99.60%
U.S. Inflation-Indexed Fund	14,451,070	26,047	99.82%	14,437,517	39,600	99.73%
JAForlines Risk-Managed Allocation Fund	5,188,640	87,782	98.34%	5,188,640	87,782	98.34%
Large Cap Growth Fund	855,819	—	100.00%	855,819	—	100.00%

Independent Trustees:	George Mileusnic			Peter Ochs
Fund Name	Shares Voted For	Shares Abstained	% Voted For	Shares Voted For	Shares Abstained	% Voted For
Rx Dynamic Stock Fund	1,568,238	98,754	94.08%	1,568,238	98,754	94.08%
International Alpha Strategies Fund	4,502,882	12,752	99.72%	4,502,882	12,752	99.72%
Boyd Watterson Core Plus Fund	8,745,371	—	100.00%	8,745,371	—	100.00%
Kansas Tax-Exempt Bond Fund	16,888,796	39,666	99.77%	16,861,212	67,250	99.60%
U.S. Inflation-Indexed Fund	14,451,070	26,047	99.82%	14,437,517	39,600	99.73%
JAForlines Risk-Managed Allocation Fund	5,188,640	87,782	98.34%	5,188,640	87,782	98.34%
Large Cap Growth Fund	855,819	—	100.00%	855,819	—	100.00%

Interested Trustee:	Darlene DeRemer
Fund Name	Shares Voted For	Shares Abstained	% Voted For
Rx Dynamic Stock Fund	1,567,498	99,494	94.03%
International Alpha Strategies Fund	4,502,882	12,752	99.72%
Boyd Watterson Core Plus Fund	8,745,371	—	100.00%
Kansas Tax-Exempt Bond Fund	16,861,212	67,250	99.60%
U.S. Inflation-Indexed Fund	14,437,517	39,600	99.73%
JAForlines Risk-Managed Allocation Fund	5,219,919	56,503	98.93%
Large Cap Growth Fund	855,819	—	100.00%

Subsequent events occurring after October 31, 2015 have been evaluated for potential impact to this report through the date these Financial Statements and Notes to the Financial Statements were issued. There were no additional subsequent events to report that would have a material impact on the Funds’ Financial Statements and Notes to Financial Statements.

American Independence Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
American Independence Funds Trust

We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust, comprising the Large Cap Growth Fund, Rx Dynamic Stock Fund (formerly Stock Fund), JAForlines Risk-Managed Allocation Fund (formerly Risk-Managed Allocation Fund), International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund, Boyd Watterson Core Plus Fund, and U.S. Inflation-Indexed Fund (collectively, the Funds), including the schedules of portfolio investments as of October 31, 2015, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended for the Rx Dynamic Stock Fund, International Alpha Strategies Fund, Kansas Tax-Exempt Bond Fund, Boyd Watterson Core Plus Fund, and U.S. Inflation-Indexed Fund; the related statements of operations, changes in net assets, and financial highlights for the period July 13, 2015 (commencement of operations) through October 31, 2015, for the Large Cap Growth Fund; and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period September 20, 2013 (commencement of operations) through October 31, 2013, for the JAForlines Risk-Managed Allocation Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Funds of the American Independence Funds Trust as of October 31, 2015, and the results of their operations, the changes in their net assets, and financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

Chicago, Illinois
December 29, 2015

American Independence Funds

Additional Fund Information (Unaudited)

Portfolio Summaries

The American Independence Funds invested, as a percentage of net assets, in the following as of October 31, 2015:

Large Cap Growth Fund
Portfolio Diversification	% of Net Assets
Information Technology	24.4%
Consumer Discretionary	22.8
Health Care	19.0
Consumer Staples	17.7
Industrials	9.5
Financials	2.0
Materials	1.7
Short-Term Investment	5.2
Total Investments	102.3%
Liabilities in excess of other assets	(2.3)
Net Assets	100.0%

Rx Dynamic Stock Fund
Portfolio Diversification	% of Net Assets
Health Care	22.9%
Information Technology	18.9
Financials	17.2
Consumer Discretionary	13.7
Industrials	12.4
Energy	5.5
Consumer Staples	3.0
Investment Companies	3.0
Short-Term Investment	3.7
Total Investments	100.3%
Liabilities in excess of other assets	(0.3)
Net Assets	100.0%

JAForlines Risk-Managed Allocation Fund
Portfolio Diversification	% of Net Assets
U.S. Fixed Income Exchange Traded Products	37.2%
International Equity Exchange Traded Products	28.1
U.S. Equity Exchange Traded Products	10.4
U.S. Alternative Exchange Traded Products	6.9
International Fixed Income Exchange Traded Products	5.9
Short-Term Investment	11.0
Total Investments	99.5%
Other assets in excess of liabilities	0.5
Net Assets	100.0%

International Alpha Strategies Fund
Portfolio Diversification	% of Net Assets
Health Care	22.3%
Financials	18.3
Information Technology	16.7
Consumer Discretionary	11.9
Industrials	9.5
Telecommunication Services	8.5
Materials	3.9
Consumer Staples	3.4
Energy	2.9
Utilities	1.8
Short-Term Investment	1.3
Total Investments	100.5%
Liabilities in excess of other assets	(0.5)
Net Assets	100.0%

Kansas Tax-Exempt Bond Fund
Portfolio Diversification	% of Net Assets
Miscellaneous	25.5%
Refunded Bonds	17.9
Utilities	17.7
General Obligation	16.7
Hospitals	12.7
Transportation	2.0
Short-Term Investment	8.4
Total Investments	100.9%
Liabilities in excess of other assets	(0.9)
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Boyd Watterson Core Plus Fund
Portfolio Diversification	% of Net Assets
Corporate Bonds	39.1%
U.S. Government Agency Pass-Through Securities	25.2
U.S. Treasury Obligations	21.9
Asset-Backed Securities	4.2
Commercial Mortgage-Backed Securities	3.2
Collateralized Mortgage Obligations	2.3
U.S. Government Agency Security	1.5
Investment Company	0.6
Short-Term Investment	1.4
Total Investments	99.4%
Other assets in excess of liabilities	0.6
Net Assets	100.0%

U.S Inflation-Indexed Fund
Portfolio Diversification	% of Net Assets
U.S. Treasury Inflation-Indexed Notes	71.3%
U.S. Treasury Inflation-Indexed Bonds	27.6
Short-Term Investment	2.6
Total Investments	101.5%
Liabilities in excess of other assets	(1.5)
Net Assets	100.0%

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and services fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on May 1, 2015 at the beginning of the period and held for the entire period from May 1, 2015 through October 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period* 5/1/2015- 10/31/2015	Expense Ratio During Period**† 5/1/2015- 10/31/2015
Large Cap Growth Fund	Institutional Class Shares (a)	$ 1,000.00	$ 893.00	$ 3.11	1.09%
	Class A Shares (a)	$ 1,000.00	$ 893.00	$ 3.85	1.35%
	Class C Shares (a)	$ 1,000.00	$ 891.00	$ 5.36	1.88%

Rx Dynamic Stock Fund	Institutional Class Shares	$ 1,000.00	$ 925.50	$ 5.63	1.16%
	Class A Shares	$ 1,000.00	$ 925.20	$ 6.97	1.44%
	Class C Shares	$ 1,000.00	$ 922.10	$ 9.90	2.04%

JAForlines Risk-Managed	Institutional Class Shares	$ 1,000.00	$ 968.10	$ 4.72	0.95%
Allocation Fund	Class A Shares	$ 1,000.00	$ 966.80	$ 6.24	1.26%
	Class C Shares	$ 1,000.00	$ 963.70	$ 9.00	1.82%

International Alpha	Institutional Class Shares	$ 1,000.00	$ 943.00	$ 4.65	0.95%
Strategies Fund	Class A Shares	$ 1,000.00	$ 941.70	$ 6.52	1.33%

Kansas Tax-Exempt	Institutional Class Shares	$ 1,000.00	$ 1,011.70	$ 2.43	0.48%
Bond Fund	Class A Shares	$ 1,000.00	$ 1,017.70	$ 4.07	0.80%
	Class C Shares	$ 1,000.00	$ 1,007.30	$ 6.84	1.35%

Boyd Watterson Core	Institutional Class Shares	$ 1,000.00	$ 995.10	$ 2.26	0.45%
Plus Fund	Class A Shares	$ 1,000.00	$ 993.70	$ 3.79	0.75%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$ 1,000.00	$ 971.90	$ 1.59	0.32%
	Premier Class Shares	$ 1,000.00	$ 970.90	$ 1.92	0.39%
	Class A Shares	$ 1,000.00	$ 970.90	$ 3.34	0.67%
	Class C Shares	$ 1,000.00	$ 967.50	$ 5.72	1.15%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date July 13, 2015.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Table of Shareholder Expenses (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 5/1/2015	Ending Account Value 10/31/2015	Expenses Paid During Period* 5/1/2015- 10/31/2015	Expense Ratio During Period**† 5/1/2015- 10/31/2015
Large Cap Growth Fund	Institutional Class Shares (a)	$ 1,000.00	$ 1,019.48	$ 3.32	1.09%
	Class A Shares (a)	$ 1,000.00	$ 1,018.14	$ 4.11	1.35%
	Class C Shares (a)	$ 1,000.00	$ 1,015.47	$ 5.71	1.88%

Rx Dynamic Stock Fund	Institutional Class Shares	$ 1,000.00	$ 1,019.15	$ 5.90	1.16%
	Class A Shares	$ 1,000.00	$ 1,017.76	$ 7.31	1.44%
	Class C Shares	$ 1,000.00	$ 1,014.70	$ 10.37	2.04%

JAForlines Risk-Managed	Institutional Class Shares	$ 1,000.00	$ 1,020.21	$ 4.84	0.95%
Allocation Fund	Class A Shares	$ 1,000.00	$ 1,018.65	$ 6.41	1.26%
	Class C Shares	$ 1,000.00	$ 1,015.83	$ 9.24	1.82%

International Alpha	Institutional Class Shares	$ 1,000.00	$ 1,020.21	$ 4.84	0.95%
Strategies Fund	Class A Shares	$ 1,000.00	$ 1,018.28	$ 6.78	1.33%

Kansas Tax-Exempt	Institutional Class Shares	$ 1,000.00	$ 1,022.58	$ 2.45	0.48%
Bond Fund	Class A Shares	$ 1,000.00	$ 1,020.97	$ 4.08	0.80%
	Class C Shares	$ 1,000.00	$ 1,018.18	$ 6.88	1.35%

Boyd Watterson Core	Institutional Class Shares	$ 1,000.00	$ 1,022.73	$ 2.29	0.45%
Plus Fund	Class A Shares	$ 1,000.00	$ 1,021.20	$ 3.84	0.75%

U.S. Inflation-Indexed Fund	Institutional Class Shares	$ 1,000.00	$ 1,023.39	$ 1.63	0.32%
	Premier Class Shares	$ 1,000.00	$ 1,023.05	$ 1.97	0.39%
	Class A Shares	$ 1,000.00	$ 1,021.61	$ 3.43	0.67%
	Class C Shares	$ 1,000.00	$ 1,019.19	$ 5.87	1.15%

*

Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
†	Does not include expenses of the investment companies in which the Funds invest.
(a)	Class inception date July 13, 2015.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Other Tax Information

For Federal income tax purposes, the Rx Dynamic Stock Fund, International Alpha Strategies Fund and Boyd Watterson Core Plus Fund designate long-term capital gain dividends of $15,234,554, $2,889,731 and $163,581 or the amounts determined to be necessary, for the year ended October 31, 2015.

For Federal income tax purposes, the Kansas Tax-Exempt Bond Fund designates tax-exempt dividends of $6,064,744, or the amount determined to be necessary, for the year ended October 31, 2015.

Corporate Dividends Received Deduction

For the fiscal year ended October 31, 2015, 24.20% and 28.42%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), qualifies for the dividends received deduction available to corporate shareholders of the Rx Dynamic Stock Fund and JAForlines Risk-Managed Allocation Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Rx Dynamic Stock Fund, JAForlines Risk-Managed Allocation Fund and International Alpha Strategies Fund designate income dividends of 25.67%, 52.51% and 100.00%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2015.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements

American Independence Financial Services, LLC (“American Independence” or “Adviser”) has been the investment adviser to the American Independence Funds Trust (the “Trust”), on behalf of the Rx Dynamic Stock Fund, the JAForlines Risk-Managed Allocation Fund, the International Alpha Strategies Fund, the Kansas Tax-Exempt Bond Fund, the Boyd Watterson Core Plus Fund, the U.S. Inflation-Indexed Fund and the Large Cap Growth Fund, each a series of the Trust (each a “Fund” and together the “Funds”), pursuant to an investment advisory agreement dated July 23, 2010, as amended through April 29, 2015 (the “Original Advisory Agreement”). At a special meeting held on April 29, 2015 (the “April Meeting”) specifically to approve the organization of the American Independence Large Cap Growth Fund as a separate series of the Trust, the Board of Trustees, including the Independent Trustees, approved an amendment to the Investment Advisory Agreement between American Independence and the Trust on behalf of the Large Cap Growth Fund as well as a new Investment Sub-Advisory Agreement between American Independence and Navellier & Associates, Inc. (“Navellier”) on behalf of the Large Cap Growth Fund. Further details on the approval are provided below.

On May 8, 2015, American Independence entered into a definitive agreement with FolioMetrix LLC (“Folio”) and FolioMetrix Funding LLC (“Funding”) whereby Folio would sell its assets to American Independence and Funding would enter into various loans with American Independence for the purpose of funding such acquisition (the “Transaction”). Funding is substantially directed by Mr. Donald Putnam, Managing Partner of Grail Partners (“Grail”), and the managing member of Funding. The closing of the Transaction, which took place on July 31, 2015, caused a change of control of American Independence. The merger of Folio with American Independence created a new company called RiskX Investments, LLC, and American Independence is now known as RiskX Investments, LLC (“RiskX Investments”). An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser. Therefore, the Original Advisory Agreement under which American Independence served as investment adviser to the Trust terminated upon the closing of the Transaction (July 31, 2015). In addition to the termination of the Original Advisory Agreement due to the change in control of the Adviser, each investment sub-advisory agreement, between American Independence and (a) J.A. Forlines, LLC on behalf of the JAForlines Risk-Managed Allocation Fund; (b) Navellier & Associates, Inc. on behalf of the International Alpha Strategies Fund and the Large Cap Growth Fund; (c) Boyd Watterson Asset Management, LLC on behalf of the Boyd Watterson Core Plus Fund; and (d) Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Indexed Fund (together the “Original Sub-Advisory Agreements”) was terminated.

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that any investment advisory agreement be in writing and be approved initially by both (1) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”), and (2) the fund’s shareholders. Subject to certain conditions, Rule 15a-4 under the 1940 Act permits the Board of Trustees (including a majority of the Independent Trustees) to approve and enter into an interim advisory agreement pursuant to which an adviser may serve as investment adviser to a fund for up to 150 days from the termination of an advisory agreement.

At meetings held on March 18 and 19, 2015 and April 29, 2015, the Funds’ Trustees approved the terms of an interim investment advisory agreement and interim sub-advisory agreements (“Interim Agreements”) and a proposed investment advisory agreement and proposed investment sub-advisory agreements (the “Proposed Agreements”). Also at both meetings, the Trustees called a joint special meeting of shareholders of the Funds to obtain their approval of the Proposed Agreements. Details regarding the approval of the Interim Agreements and Proposed Agreements are provided below.

Interim Agreements

At a meeting held on March 18 and 19, 2015 (the “March Meeting”), the Board of Trustees, including the Independent Trustees, approved an Interim Investment Advisory Agreement between the Trust and American Independence with respect to the Stock Fund, the JAForlines Risk-Managed Allocation Fund, the International Alpha Strategies Fund, the Kansas Tax-Exempt Bond Fund, the Boyd Watterson Core Plus Fund, and the U.S. Inflation-Indexed Fund. Also at the March Meeting, the Board of Trustees, including the Independent Trustees, approved Interim Investment Sub-Advisory Agreements between American Independence and (a) J.A. Forlines, LLC on behalf of the JAForlines Risk-Managed Allocation Fund; (b) Navellier & Associates, Inc. on behalf of the International Alpha Strategies Fund; (c) Boyd Watterson Asset Management, LLC on behalf of the Boyd Watterson Core Plus Fund; and (d) Fischer Francis Trees & Watts, Inc. on behalf of the U.S. Inflation-Indexed Fund. At a special meeting held on April 29, 2015 (the “April Meeting”) specifically to approve the organization of the American Independence Large Cap Growth Fund as a separate series of the Trust, the Board of Trustees, including the Independent Trustees, approved a revised Interim Investment Advisory Agreement between American Independence and the Trust to include the Large Cap Growth Fund, and approved an Interim Investment Sub-Advisory Agreement between American Independence and Navellier on behalf of the Large Cap Growth Fund.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

In an executive session at the March Meeting, counsel discussed with the Trustees the following conditions imposed under Rule 15a-4 with respect to interim advisory agreements: (1) the compensation under the interim contract may be no greater than under the previous contract; (2) a fund’s Board of Trustees, including a majority of the Independent Trustees, has voted in person to approve the interim contract before the previous contract is terminated; (3) a fund’s Board of Trustees, including a majority of the Independent Trustees, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract; (4) the interim contract provides that the fund’s Board of Trustees or a majority of the fund’s outstanding voting securities may terminate the interim contract at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser; (5) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a−4 and other differences determined to be immaterial by the funds’ Board; (6) the interim contract provides in accordance with the specific provisions of Rule 15a−4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders; and (7) the Board of Trustees satisfies certain fund governance standards under Rule 0−1(a)(7) of the 1940 Act. After review of the Interim Agreements, representations made by management and in consultation with counsel, the Trustees, including a majority of the Independent Trustees, determined that the conditions imposed by Rule 15a-4 were met and approved the Interim Agreements. In addition, at the April Meeting, the Trustees, including a majority of the Independent Trustees, approved the Interim Agreements with respect to the Large Cap Growth Fund after taking into consideration the same factors discussed above at the March Meeting as well as discussions at the April Meeting surrounding the approval of the amended Investment Advisory Agreement and the new Investment Sub-Advisory Agreement with Navellier on behalf of the Large Cap Growth Fund.

The Interim Agreements went into effect on August 1, 2015 upon the closing of the Transaction and were terminated upon the approval of the Proposed Agreements by shareholders, as discussed below.

Proposed Agreements

At the March Meeting, the Board of Trustees, including all of the Independent Trustees, unanimously approved the Proposed Agreements, except with respect to the Large Cap Growth Fund, for which the Proposed Agreements were approved at the April Meeting. In an executive session at the March Meeting, counsel had discussed the responsibilities and fiduciary duties of the Trustees in connection with the approval of the Agreements, during which management answered questions from the Trustees. Counsel explained in order to approve each of the new agreements, the Board must find that approval of the Agreements is in the best interest of the applicable Fund and its shareholders based on a review of the same general factors it considers in connection with the annual renewal of the Funds’ advisory agreement and sub-advisory agreements. It was also noted that the Board was not being asked to approve the Transaction itself, but rather, it was being called upon to approve only new agreements following the assignment, and resulting termination, of the Funds’ current agreements. The Board took into consideration any differences between the Proposed Agreements and the Original Agreements, of which there were minor immaterial differences; and that the Proposed Agreements would be no less favorable to the Funds than the Original Agreements. It was noted that, in particular, the contractual fee rates payable under the Proposed Agreements would not differ from the rates payable under the Original Agreements for any of the Funds that are currently operational. In addition, it was noted that the Adviser, and not the Funds or their shareholders, would bear the costs associated with the Transaction, including the costs related to solicitation of Fund shareholder approval of the Proposed Agreements, the costs of special meetings of the Board or its committees, the costs of auditors and counsel on work related to the Transaction, and other such costs that may be incurred that are related to the Transaction.

In determining whether or not it was appropriate to approve the Proposed Agreements and to recommend their approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments that was provided in connection with the contract renewal meeting held in March, 2014, in addition to the information provided at the March 18-19, 2015 meeting. At subsequent meetings held on April 29, 2015 and June 18-19, 2015, the Board reviewed additional information in relation specifically to the Large Cap Growth Fund and in relation to expense fee comparisons for all the Funds.

Information considered by the Trustees included, among other things, the following: (1) representation that the same persons responsible for management of the Funds under the Original Agreements are currently expected to continue to manage the Funds under the Proposed Agreements; (2) that the compensation to be received by the Adviser and each Sub-Adviser under the Proposed Agreements is the same as the compensation paid under the Original Agreements; (3) RiskX Investments’ representation that it will keep any existing expense limitation agreement in effect; (4) that the senior management personnel responsible for the management of RiskX Investments are expected to continue to be responsible for the management of RiskX Investments; (5) that the terms and conditions of the Proposed Agreements, are substantially identical to those of the Original Agreements; and (6) the commitment of RiskX Investments and the Sub-Advisers that there will not be any diminution in the nature, quality and extent of services provided to each Fund or its shareholders.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

Further, at the meetings held on March 18-19, 2015, April 29, 2015, and June 18-19, 2015, the Board of Trustees reached its determinations with respect to the Proposed Agreements based on the following factors: (1) the quality of the Adviser’s and each Sub-Adviser’s investment advisory and other services; (2) the Adviser’s and each Sub-Adviser’s investment management personnel; (3) the Adviser’s and each Sub-Adviser’s operations and financial condition; (4) the Adviser’s and each Sub-Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (5) the level of the fees that the Adviser and each Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (6) each Fund’s overall fees and operating expenses compared with similar mutual funds; (7) whether the Adviser and each Sub-Adviser have waived or reimbursed any fees; (8) the level of the Adviser’s and each Sub-Adviser’s profitability from its Fund-related operations; (9) the Adviser’s and each Sub-Adviser’s compliance systems; (10) the Adviser’s and each Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (11) the Adviser’s and each Sub-Adviser’s reputation, expertise and resources in the financial markets; and (12) each Fund’s performance compared with similar mutual funds.

In addition, at the March 18-19, 2015 meeting, the Trustees reviewed at length the terms and conditions of the Transaction resulting in the merger between American Independence and FolioMetrix. Factors considered were the following: (1) the details of the Transaction, including information on the operations and organizational structure of Grail and how the Adviser will be integrated within Grail, including any plans to merge and/or reorganize the Adviser; (2) the Adviser’s ability to perform its duties after the closing of the Transaction, including any planned or proposed changes to the Adviser’s operations and personnel that may affect a Fund; (3) whether the current investment strategies, restrictions or policies of a Fund are proposed to be changed and whether these changes will be in the best interests of the shareholders; (4) information about any benefits that may accrue to a Fund’s shareholders as a result of the Transaction (e.g., reduced expenses due to economies of scale); (5) the Adviser’s and Grail’s projected financial condition after the Transaction and whether the Adviser will have the financial strength and stability to carry out its obligations to the Funds in a manner that is consistent with the best interests of the Funds and their shareholders; (6) Grail’s and its affiliates’ history of regulatory compliance; and (7) what, if any, impact the Transaction is expected to have on a sub-adviser.

Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that, by approving the Proposed Agreements, the Funds can be best assured that services from RiskX Investments and each Sub-Adviser will be provided without interruption. In reaching their conclusion with respect to the approval of the Proposed Agreements, the Board members did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of the Adviser to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of an expense limitation agreement in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

At the March 18-19, 2015 meeting, the Trustees discussed the extent to which economies of scale were projected by the Adviser to be realized as the Funds’ assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of the Adviser and its affiliates for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on each of the Funds’ expenses, and the difficulty of forecasting its effect on the profitability of the Adviser. It was noted that, to the extent the Funds’ gross expenses currently were higher than their net expenses, the reduction of the Funds’ gross expenses through the achievement of economies of scale might benefit the Adviser by reducing the expenses the Adviser must reimburse to the Funds, rather than directly benefiting the Funds by reducing their net expenses.

The Board of Trustees also determined that the New Advisory Agreement is in the best interests of each Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board of Trustees unanimously approved the New Advisory Agreement and voted to recommend its approval by each Fund’s shareholders. Shareholders of each Fund, except with respect to the JAForlines Risk-Managed Allocation Fund, approved the Proposed Agreements at a special joint meeting of shareholders held on November 20, 2015 (“November 20th Meeting”). With respect to the JAForlines Risk-Managed Allocation Fund, the November 20th Meeting was adjourned until November 27, 2015, at which shareholders of that Fund approved the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement with J.A. Forlines Global, LLC. Please see “Subsequent Events” in the Notes to Financial Statements in this Annual Report for further details on the shareholder meetings. Each approved Proposed Agreement will remain in effect for up to two years from the date it took effect, and, unless earlier terminated, will continue for maximum terms of one year thereafter, provided that each such continuance is approved annually with respect to the respective Fund (i) by the Trust’s Board or by a vote of a majority of the outstanding voting securities of the applicable Fund, and, in either case, (ii) by a majority of the Independent Trustees.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

New Agreements

Large Cap Growth Fund

At the April Meeting, the Board of Trustees, including a majority of Interested Trustees, reviewed, considered and then approved the Investment Advisory Agreement with respect to a new series of the Trust, the Large Cap Growth Fund, and the corresponding Investment Sub-Advisory Agreement with Navellier on behalf of the Fund (together the “New Agreements”). At that meeting, counsel had discussed with Trustees their responsibilities and fiduciary duties in connection with the approval of these agreements. During a private session, the Trustees reviewed a wide variety of information that they had requested and received from the Adviser. In considering the New Agreements, and in evaluating the fairness of the compensation to be paid by the Fund under the New Agreements, the Trustees considered the nature, extent and quality of the services to be provided by the Adviser and Navellier. The Trustees reviewed the services American Independence has historically provided to the other affiliated funds. These services include, among others, investment management services and administrative services, such as working with other service providers of the Trust, maintaining certain Fund records, providing office space, performing clerical and bookkeeping services for the Fund, preparing Board materials and Fund filings, and otherwise managing the Trust’s operations. It was also considered that with respect to the Fund, American Independence would have oversight responsibility of Navellier.

The Trustees also considered the services provided by Navellier with respect to an affiliated fund of the Trust. Navellier will be responsible for the day-to-day portfolio management of the Fund, including determining the composition of assets of the Fund and the timing of the Fund’s execution of the purchase and sale of assets. The Trustees were provided with and reviewed the performance of another investment product managed by Navellier with a similar strategy as the Fund.

The Trustees also considered both American Independence’s and Navellier’s personnel, resources, operations and portfolio management capabilities as well as their compliance programs. The Trustees discussed the extent to which economies of scale were projected by American Independence and Navellier to be realized as the Fund’s assets, or the assets of the Trust overall, increase. The Trustees discussed the plans of management and Navellier for marketing and distributing the shares of the Fund. The Trustees reviewed information about the potential effect of asset growth on the Fund’s expenses, the difficulty of forecasting the effect of asset growth on the profitability of American Independence and Navellier. It was noted that, during the initial start-up of the Fund, American Independence would be reimbursing the Fund due to the imposed expense limitation until the Fund reached a considerable asset level.

Other factors considered by the Trustees in deciding to approve the New Agreements, including the following: (i) the nature, extent and quality of services to be provided by American Independence and Navellier; (ii) the anticipated costs to American Independence and Navellier in providing the services and resulting profits that the Adviser and Sub-Adviser and their affiliates expect to realize from their relationship with the Trust; (iii) the extent to which American Independence and Navellier realize economies of scale and shares any such economies with the New Fund as it grows larger; (iv) other sources of revenues received by American Independence and Navellier, and their affiliates, from their relationship with the Trust, including intangible or “fall-out” benefits; (v) the expense ratio of the New Fund, including the investment advisory fees, compared to the ratios of similar funds; (vi) the investment performance of a similar strategy to the Fund managed by Navellier; and (vii) the entrepreneurial risk assumed by the Adviser and Sub-Adviser in organizing the Fund. It was noted that, although the Adviser (rather than the Fund) will pay the Sub-Adviser’s fees, the Trustees separately evaluated the fees in relation to the services to be performed, as well as the “spread” to be retained by the Adviser under the proposed fee schedule in relation to the services to be performed by the Adviser in operating the Fund.

Materials and other information discussed were those previously reviewed and considered by the Trustees at the March Meeting with respect to American Independence as well as other meetings held throughout the previous calendar year. The Trustees did not identify any particular information or any single factor that was controlling, or the particular weight any Trustee placed on any one factor for purposes of determining whether to vote for approval of the New Agreements. On the basis of their review, the Trustees, including all of the Independent Trustees, unanimously concluded that each factor they considered, in the context of all the other factors they considered, favored approval of the New Agreements, and it was the unanimous judgment of the Trustees and the Independent Trustees that approval of the New Agreements was in the best interests of the Fund and its shareholders.

The New Agreements went into effect prior to the Fund’s launch date of July 13, 2015 and automatically terminated as of July 31, 2015 upon closing of the Transaction. On August 1, 2015, the Interim Agreements went into effect and terminated upon the approval of the Proposed Agreements by the Fund’s shareholders on November 20, 2015.

Kansas Tax-Exempt Bond Fund

At a Board meeting held on March 19, 2015, the Board of Trustees of the American Independence Funds Trust, including a majority of the Independent Trustees, unanimously approved the Investment Sub-Advisory Agreement between RiskX Investments and Arrivato Asset Management, LLC (“AAM”) with respect to the Kansas Tax-Exempt Bond Fund (the “AAM Sub-Advisory Agreement”) subject to the approval of the Fund’s shareholders.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Approval of the Investment Advisory and Sub-Advisory Agreements (Continued)

In determining whether or not it was appropriate to approve the AAM Sub-Advisory Agreement and to recommend its approval to the shareholders, the Board, including the Trustees who are not interested persons of RiskX Investments, considered various materials and representations provided by RiskX Investments and the Sub-Adviser, and the Board was advised by independent legal counsel with respect to these matters. In reaching their decision, the Board carefully considered information that they had received throughout the year as part of their regular oversight of the Trust and information from RiskX Investments and the Sub-Adviser that was provided in connection with the meeting held in March, 2015.

Information considered by the Trustees included, among other things, the following: (1) that the total compensation to be paid by the Fund would not be any greater even under the Sub-Advisory Agreement; (2) RiskX Investments’ representation and the Sub-Adviser’s understanding of the existing expense limitation agreements in effect; (3) that the terms and conditions of the Sub-Advisory Agreement are the same in all material respects to that of other sub-advisory agreements under the Trust; (4) the commitment of RiskX Investments and AAM that there will not be any diminution in the nature, quality and extent of services provided to the Fund or its shareholders; and (5) the fact that the current portfolio manager, Robert Campbell, would remain the portfolio manager as an employee of the sub-adviser.

Further, at the March, 2015 meeting, the Board reached its determinations with respect to the Sub-Advisory Agreement, based on the following factors: (1) the quality of the Sub-Adviser’s investment advisory and other services; (2) the Sub-Adviser’s investment management personnel; (3) the Sub-Adviser’s brokerage practices (including any soft dollar arrangements and any benefits a Sub-Adviser would receive from its relationship with the Fund); (4) the level of the fees that the Sub-Adviser charges compared with the fees charged to comparable mutual funds or accounts; (5) the Fund’s overall fees and operating expenses compared with similar mutual funds; (6) whether RiskX Investments had waived or reimbursed any fees; (7) the affiliation of the Sub-Adviser to the Adviser and the operational and financial support that it would receive from the parent; (8) the Sub-Adviser’s compliance systems; (9) the Sub-Adviser’s policies on and compliance procedures for personal securities transactions; (10) the Sub-Adviser’s reputation, expertise and resources in the financial markets; and (11) the Fund’s performance compared with similar mutual funds.

The Trustees discussed the extent to which economies of scale were projected by RiskX Investments and the Sub-Adviser to be realized as the Fund’s assets, or the assets of the Trust overall, grew. The Trustees discussed the plans of RiskX Investments and the Sub-Adviser for marketing and distributing the shares of the various series of the Trust. The Trustees reviewed information about the potential effect of asset growth on the Fund expenses, and the difficulty of forecasting its effect on the profitability of RiskX Investments and the Sub-Adviser. It was noted that, to the extent the Fund’s gross expenses currently were higher than its net expenses, the reduction of the Fund’s gross expenses through the achievement of economies of scale might benefit RiskX Investments and the Sub-Adviser by reducing the expenses that the Adviser and Sub-Adviser must reimburse to the Fund, rather than directly benefiting the Fund by reducing their net expenses.

In reaching their conclusion with respect to the approval of the Sub-Advisory Agreement, the Board members did not identify any one single factor as being controlling; rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall investment performance of the Fund and management’s demonstrated commitment to the continued enhancement of investment performance, the commitment of RiskX Investments and the Sub-Adviser to the successful operation of the Fund, and the level of expenses of the Fund, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Fund, as being important elements of its consideration. The Board also considered the effectiveness of the compliance programs of the Fund, the Adviser and the Sub-Adviser in accordance with applicable requirements relating to mutual funds and their investment advisers.

The Board also determined that the AAM Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board unanimously approved the AAM Sub-Advisory Agreement and voted to recommend approval by the Fund’s shareholders with respect to the AAM Sub-Advisory Agreement. Shareholders approved the proposed AAM Sub-Advisory Agreement at a special joint meeting of shareholders held on November 20, 2015.

American Independence Funds

Additional Fund Information (Unaudited) (Continued)

Information About the Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105 unless otherwise stated. Additional information regarding the Trustees and Officers may be found in the Trust’s Statement of Additional Information and is available, without charge, upon request, by calling 1-866-410-2006.

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)(2)	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Jeffrey Haas Age: 54	Trustee	Indefinite	Professor of Law, New York Law School (1996-Present).	7	Rx Funds Trust(3)
Thomas F. Kice Age: 66	Trustee	Indefinite	Senior Adviser and board member of Kice Industries, Inc. Also serves on the Board of McShares Inc.	7	None
George Mileusnic Age: 61	Trustee	Indefinite	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	7	Rx Funds Trust(3)
Peter Ochs Age: 63	Trustee	Indefinite	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	7	None
INTERESTED TRUSTEE
John J. Pileggi Age: 56	Trustee	Indefinite	Managing Partner of RiskX Investments(2004-Present).	7	Rx Funds Trust(3)
OFFICERS(4)
Eric Rubin Age: 49	President	7/2005-Present	President, RiskX Investments (2005-Present).	N/A	N/A
John J. Pileggi Age: 56	Assistant Treasurer	10/2008-Present	Managing Partner of RiskX Investments (2004-Present).	N/A	N/A
Thaddeus (“Ted”) Leszczynski Age: 68	Chief Compliance Officer	2/2015-Present	Founding member of Compliance Solutions Associates LLC (since September 2009).	N/A	N/A
Susan Silva Age: 48	Treasurer & Assistant Secretary	9/2010-Present

Chief Administrative Officer of RiskX Investments since 12/2012; Partner, BackOffice Alliance LLC, July 2009 through December 2012; Previously independent consultant to RiskX Investments (November 2008 to 2012).

				N/A	N/A

(1)	Each Trustee has served from the inception of the Funds.
(2)

Messrs. Kice, Mileusnic, and Pileggi have served as Trustees to the Predecessor Funds advised by Intrust Financial Services, Inc. since November 1996. Mr. Ochs has served as Trustee to the Predecessor Funds advised by Intrust Financial Services, Inc. since August 2000.

(3)	As indicated, certain Trustees are also a Trustee of Rx Funds Trust, an affiliated trust, which as of October 31, 2015 included four (4) active funds.
(4)	Each Officer holds the same position with Rx Funds Trust.

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is with “filed herewith”.

(b)	During the period covered by this report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. George Mileusnic, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Grant Thornton LLP served as the Trust’s independent registered public accounting firm for 2014 and 2013.

(a)	AUDIT FEES: The aggregate fees paid and accrued by the Registrant for professional services rendered by its independent auditors, Grant Thornton LLP, for the audit of the Registrant’s annual financial statements for 2015 and 2014 were $136,854 and $131,552, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2015 and 2014.

(c)	TAX FEES: The aggregate fees paid or accrued by the Registrant for professional services rendered by Grant Thornton LLP for the review of Form 1120-RIC, Form 8613, Form CT-3, Form CT-3M/4M, Form NYC 3L, review of excise tax distribution calculations, IRS diversification testing and preparation of estimated tax reporting factors for 2015 and 2014 were $36,506 and $27,818, respectively.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Grant Thornton LLP for 2015 and 2014.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant’s Audit committee shall have, among other things, the following specific duties and responsibilities (1) to pre-approve all audit services to be provided to the Trust by the Trust’s independent auditors and (2) to pre-approve all permitted non-audit services, including tax services, to be provided to the Trust by the independent auditors. The Audit Committee may delegate to one or more members the authority to grant such pre-approvals. The actions taken by such member or members shall be reported to the full Audit Committee.

(2) Not applicable.

(f)	Not applicable.

(g)	There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Companies.

Not applicable.

Item 6.	Schedule of Investments.

The Schedules of Investments has been provided under Item 1 of this Form N-CSR for the American Independence Funds Trust.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Board of Trustees has not adopted procedures by which shareholders may recommend nominees to the Board.

Item 11.	Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics in Item 2 is attached hereto as an Exhibit 99CODE OF ETHICS.

(a)(2)	Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3)      Not applicable

(b)	Certification of Chief Executive Officer and Chief Financial Officer of the Registrant, as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) American Independence Funds Trust

By (Signature and Title)

/s/ John J. Pileggi
John J. Pileggi
President and Chief Executive Officer

Date: January 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John J. Pileggi
John J. Pileggi
President and Chief Executive Officer

Date: January 7, 2016

By (Signature and Title)

/s/ Susan L. Silva
Susan L. Silva
Treasurer and Principal Financial and Accounting Officer

Date: January 7, 2016